THIS AGREEMENT is made on 5th March, 1999

BETWEEN:

(1) THE NATIONAL GRID GROUP plc (a company incorporated in England and Wales with registered number 2367004) ("NGG") as initial guarantor and as a Borrower;

(2) THE NATIONAL GRID COMPANY plc (a company incorporated in England and Wales with registered number 2366977) ("NG Company") as a Borrower;

(3) ABN AMRO BANK N.V., BARCLAYS CAPITAL, CHASE MANHATTAN PLC, DEUTSCHE BANK AG LONDON, DRESDNER KLEINWORT BENSON and HSBC INVESTMENT BANK plc as joint arrangers (the "Arrangers");

(4)  HSBC INVESTMENT BANK plc as agent (the "Agent"); and

(5) THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1 (The Banks) as Banks.

IT IS AGREED as follows:

1.   INTERPRETATION

1.1  Definitions

In this Agreement:

     "1996 Facility Agreement"

     means the (pound)800,000,000 syndicated revolving credit and acceptance facility agreement dated 6th June, 1996 between (amongst others) NG Company, NGG and Morgan Guaranty Trust Company of New York as Agent;

     "Acceptance Commission Rate"

     means the percentage rate per annum in respect of a Utilisation of the Bill Facility determined in accordance with Clause 10.6 (Applicable Margin and Acceptance Commission Rate);

     "Additional Borrower"

     means:

     (A) a wholly owned Subsidiary of NGG (other than NG Company) incorporated in the United Kingdom; or

     (B) any other Subsidiary of NGG approved in writing by all of the Banks, which, in each case, becomes a Borrower in accordance with Clause 29.4 (Additional Borrowers);

     "Additional Guarantor"

     means a member of the Group which becomes a guarantor in accordance with Clause 29.5 (Additional Guarantors);

     "Advance"

     means a Facility A Advance, a Facility B Advance, a Facility C Advance, a Facility D Advance or a Term-out Advance as the case may be;

     "Affiliate"

     means a Subsidiary or a Holding Company (as defined in Section 736 of the Companies Act 1985) of a person and any other Subsidiary of that Holding Company;

     "Agent's Spot Rate of Exchange"

     means the spot rate of exchange as determined by the Agent for the purchase of the relevant Optional Currency in the London foreign exchange market with Dollars or Sterling, as applicable, at or about 11.00 a.m. on a particular day;

     "Anniversary"

     means an anniversary of the Signing Date;

     "Applicable Margin"

     means the percentage rate per annum determined from time to time to be the Applicable Margin in accordance with Clause 10.6 (Applicable Margin and Acceptance Commission Rate);

     "Asset Disposal"

     means any single disposal of any assets (including but not limited to a disposal of any Subsidiary or Affiliate, any disposal to facilitate or as part of a securitisation and any issue by a member of the Group of any debt instrument convertible into all or any part of the equity share capital owned by it in another member of the Group) by any member of the Group after the Signing Date other than a disposal of assets permitted under paragraphs (i) to (vii) of Clause 20.9(b) (Disposals);

     "Balance Sheet"

     means, at any time, the latest published audited consolidated balance sheet of the Group;

     "Banks"

     means each of the banks and financial institutions listed in Parts I to IV of Schedule 1 (The Banks), their respective successors in title and any other bank or financial institution which becomes a Party pursuant to Clause 29.3 (Procedure for transfers);

     "Bill"

     means a  Sterling  bill of  exchange  substantially  in the form set out in
     Schedule 5 (Form of Bill);

     "Bill Facility"

     means the acceptance credit facility forming part of Facility D referred to in Clause 2 (The Facilities);

     "Borrower"

     means each of:

     (a)  in relation to Facility D only, NG Company; and

     (b) in relation to Facilities A, B and C only, NGG and any Additional Borrower;

     "Borrower Accession Agreement"

     means  an  agreement  substantially  in the  form  set  out in  Schedule  7
     (Borrower Accession Agreement) with such amendments as the Agent may approve or reasonably require;

     "Business Day"

     means:

     (a) a day (other than a Saturday or a Sunday) on which banks are open for general interbank business in:

          (i) London and, in relation to a transaction involving Dollars, New York; and

          (ii) in relation to a transaction involving an Optional Currency (other than Euros), the principal financial centre of the country of that Optional Currency; and

     (b)  in relation to a rate fixing for Euros, a TARGET Day;

     "Cash Disposal"

     means an Asset Disposal on arm's length terms, the consideration for which is substantially all cash or cash equivalent consideration, where all or part of such cash or cash equivalent consideration is applied in accordance with Clause 9.7 (Mandatory Prepayment from Significant Cash Disposals);

     "Commitment"

     means, in relation to a Bank, its Facility A Commitment, its Facility B Commitment, its Facility C Commitment or its Facility D Commitment or, as the context requires, the aggregate of all such Commitments;

     "Companies Act Subsidiary"

     means a subsidiary within the meaning of Section 736 of the Companies Act 1985, as amended by Section 144 of the Companies Act 1989;

     "Controlled Group"

     means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with any Obligor, are treated as a single employer under Section 414 of the U.S. Code;

     "Dangerous Substance"

     means any radioactive emissions and any natural or artificial substance (whether in solid or liquid form or in the form of a gas or vapour) which (whether alone or in conjunction with any other substance) gives rise to a risk of causing harm to man or any other living organism or causing damage to the Environment or public health or welfare and includes but is not limited to any controlled, special, hazardous, toxic, radioactive or dangerous waste;

     "Default"

     means an Event of Default or any event which, with the giving of notice, expiry of any applicable grace period, determination of materiality or fulfilment of any other applicable condition (or any combination of the foregoing) in each case as specified in Clause 21 (Default), would constitute an Event of Default;

     "Disposal Proceeds"

     means in relation to any Asset Disposal, the value of all the consideration received or receivable by members of the Group in relation to that Asset Disposal whether at the time of the Asset Disposal or on a deferred basis and for this purpose:

     (a) counting as part of the consideration the aggregate principal amount of any Financial Indebtedness in the entity disposed of and which remain in that entity immediately after the Asset Disposal;

     (b) taking the value of any deferred consideration as an amount determined by the auditors of NGG to represent its net present value as at the time the Asset Disposal is substantially completed; and

     (c) taking non-cash proceeds at their fair value as at the time the Asset Disposal is substantially completed;

     "EBDR"

     means the rate determined by the Agent to be the arithmetic mean rounded upward, if necessary, to the nearest four decimal places of the respective rates notified to the Agent by the Reference Banks (provided at least two Reference Banks are quoting) at or about 10.30 a.m. on the Utilisation Date for a Bill at which Eligible Bills with a face amount of (pound)1,000,000 and of the same Tenor can be discounted in the London discount market at or about that time;

     "EIB Agreement"

     means the (pound)200,000,000 term credit agreement dated 5th December, 1996 entered into between NG Company as borrower, NGG as guarantor and the European Investment Bank;

     "Electricity Act"

     means the UK Electricity Act 1989 and all subordinate legislation made under it;

     "Eligible Bank"

     means a bank whose acceptance of a bill of exchange would, if such bill were otherwise so eligible, make such bill of exchange eligible for rediscount at the Bank of England;

     "Eligible Bill"

     means a Sterling bill of exchange eligible for rediscounting at the Bank of England;

     "EMU"

     means   Economic  and  Monetary  Union  as   contemplated   by  the  Treaty
     establishing the European Community;

     "EMU legislation"

     means legislative measures of the European Union in relation to EMU;

     "Energy and Network Business"

     means the business of generation, transmission, distribution, metering or supply of electricity or other sources of energy, the undertaking of an energy and telecoms business generally and any businesses ancillary or incidental to any of those businesses;

     "Energy Laws"

     means the Electricity Act and all other laws, regulations or requirements of any relevant authority (in so far as such regulations or requirements have the force of law) relating to the transmission, distribution or supply of electricity or any other sources of energy in each jurisdiction in which NGG or any of its Subsidiaries carries on business at any time;

     "Environment"

     means the media of air, water and land (wherever occurring) and in relation to the media of air and water includes, without limitation, the air and water within buildings and the air and water within other natural or man-made structures above or below ground and any water contained in any underground strata;

     "Environmental Approvals"

     means all authorisations of any kind required under Environmental Laws to which any member of the Group is subject at any time;

     "Environmental Law"

     means all legislation, regulations or orders (insofar as such regulations or orders have the force of law) to the extent that they relate to the protection or impairment of the Environment or the control of Dangerous Substances to which any member of the Group is subject at any relevant time;

     "ERISA"

     means the U.S. Employee Retirement Income Security Act of 1974 and any rule or regulation issued thereunder from time to time in effect;

     "EUA"

     means Eastern Utilities Associates, a Massachusetts business trust;

     "EUA Acquisition"

     means the purchase by NEES (or one of its wholly-owned Subsidiaries) of all the issued shares of common stock in EUA as contemplated in the EUA Merger Agreement;

     "EUA Merger Agreement"

     means the Agreement and Plan of Merger dated as of 1st February, 1999 by and among NEES, Research Drive LLC and EUA;

     "Euro, Euros, |_|"

     means the single currency of the Participating Member States and excludes all Euro Sub- Denominations;

     "Euro Sub-Denomination"

     means the national currency (other than the Euro) of any Participating Member State;

     "Euro unit"

     means a unit of the Euro as defined in EMU legislation;

     "Event of Default"

     means an event specified as such in Clause 21.1 (Events of Default);

     "Facilities"

     means Facility A, Facility B, Facility C, Facility D and the Bill Facility;

     "Facility A Advance"

     means an advance made or to be made by a Bank under Facility A;

     "Facility A Availability Period"

     means the period from and including the Signing Date to and including the second Anniversary;

     "Facility A Commitment"

     means in relation to a Bank:

     (a) the amount in Dollars set opposite its name in Part I of Schedule 1 (The Banks); or

     (b)  the amount of that Commitment acquired by such Bank pursuant to Clause
          29.2 (New Banks) and/or Clause 29.3 (Procedure for transfers),

     less in each case the amount of that Commitment cancelled, reduced or transferred by that Bank pursuant to this Agreement;

     "Facility A Total Commitments"

     means the aggregate for the time being of the Facility A Commitments, being US$850,000,000 at the date of this Agreement;

     "Facility B Advance"

     means an advance made or to be made by a Bank under Facility B;

     "Facility B Availability Period"

     means the period from and including the Signing Date to and including the date one month before the Final Maturity Date;

     "Facility B Commitment"

     means in relation to a Bank:

     (a)  the amount in Dollars set  opposite its name in Part II of Schedule 1;
          or

     (b)  the amount of that Commitment acquired by such Bank pursuant to Clause
          29.2 (New Banks) and/or Clause 29.3 (Procedure for transfers),

     less in each case the amount of that Commitment cancelled, reduced or transferred by that Bank pursuant to this Agreement;

     "Facility B Total Commitments"

     means the aggregate for the time being of the Facility B Commitments, being US$550,000,000 at the date of this Agreement;

     "Facility C Advance"

     means an advance made or to be made by a Bank under Facility C;

     "Facility C Availability Period"

     means the period from the Signing Date to the date which is 364 days after the Signing Date, or in relation to any Bank, such later date as that Bank may have agreed under Clause 5.10 (Extension of Facility C Availability Period);

     "Facility C Commitment"

     means in relation to a Bank:

     (a) the amount in Dollars set opposite its name in Part III of Schedule 1 (The Banks); or

     (b)  the amount of that Commitment acquired by such Bank pursuant to Clause
          29.2 (New Banks) and/or Clause 29.3 (Procedure for transfers),

     less in each case the amount of that Commitment cancelled, reduced or transferred by that Bank pursuant to this Agreement;

     "Facility C Total Commitments"

     means the aggregate for the time being of the Facility C Commitments, being US$1,350,000,000 at the date of this Agreement;

     "Facility D Advance"

     means an advance made or to be made by a Bank under Facility D;

     "Facility D Availability Period"

     means the period from and including the Signing Date to and including the date one month before the Final Maturity Date;

     "Facility D Commitment"

     means in relation to a Bank:

     (a) the amount in Sterling set opposite its name in Part IV of Schedule 1 (The Banks); or

     (b)  the amount of that Commitment acquired by such Bank pursuant to Clause
          29.2 (New Banks) and/or Clause 29.3 (Procedure for transfers),

     less in each case the amount of that Commitment cancelled, reduced or transferred by that Bank pursuant to this Agreement;

     "Facility D Total Commitments"

     means the aggregate for the time being of the Facility D Commitments, being (pound)250,000,000 at the date of this Agreement;

     "Facility D Utilisation"

     means a utilisation of Facility D by the drawing of Facility D Advances or Bills;

     "Facility Office"

     means, in relation to any Bank, the office(s) through which it will perform all or any of its obligations under this Agreement being those office(s) identified with its signature below (or, in the case of any New Bank, the office(s) specified in the relevant Transfer Certificate) or such other office(s) as it may from time to time select by not less than five Business Days' notice to the Agent;

     "Fee Letter"

     means each of:

     (i) the Underwriting and Mandate Letter from the Arrangers to the Borrowers dated 19th February, 1999 setting out the amount of fees referred to in Clause 23.1 (Front-end fees); and

     (ii) the Agency Fee Letter from the Agent to NGG dated on or around the Signing Date setting out the amount of fees referred to in Clause 23.4 (Agency fee);

     "Final Maturity Date"

     means, subject to Clause 9 (Prepayment and Cancellation):

     (a)  in relation to Facilities A, B and D, the fifth Anniversary; and

     (b)  in relation to Facility C;

          (i)  the date falling 364 days after the Signing Date; or

         (ii) where any Banks agree to extend the Facility C Availability Period pursuant to Clause 5.10 (Extension of Facility C Availability Period) then, with respect to Advances made by those Banks only, the date that is 364 days after the date in paragraph
               (b)(i) above; or

        (iii) in the case of a Term-out Advance, the date specified as such in the Utilisation Request for that Term-out Advance;

     "Finance Document"

     means this Agreement, a Fee Letter, a Bill, a Transfer Certificate, a Borrower Accession Agreement, a Guarantor Accession Agreement and any other document designated in writing as such by the Agent and NGG;

     "Finance Party"

     means each of the Arrangers, the Banks and the Agent (as the context requires);

     "Financial Indebtedness"

     means (without double counting) any indebtedness in respect of:

     (a) moneys borrowed or debit balances at banks and other financial institutions;

     (b) any debenture, bond, note, commercial paper, loan stock or other debt instrument;

     (c) any acceptance or documentary credit facilities, bill discounting or factoring facilities;

     (d) receivables sold or discounted (otherwise than on a non-recourse basis);

     (e) the acquisition cost of any asset to the extent payable before or after the time of acquisition or possession by the party liable where the advance or deferred payment is arranged primarily as a method of raising finance or financing the acquisition of that asset;

     (f) leases (whether in respect of land, machinery, equipment or otherwise) entered into primarily as a method of raising finance or financing the acquisition of the asset leased;

     (g) currency or interest swap, cap or collar arrangements or any other derivative instrument;

     (h) amounts raised under any other transaction having the commercial effect of a borrowing or raising of money; and

     (i)  any   guarantee,   indemnity  or  similar   assurance  in  respect  of
          indebtedness of any person falling within any of paragraphs (a) to (h) (both inclusive) above;

     "Financial Indebtedness Limit"

     means  each of the  limits  placed  on the  amount of  permitted  Financial
     Indebtedness of Subsidiaries set out in paragraph (d) of Clause 20.15 (Restrictions on Subsidiary Financial Indebtedness) as adjusted from time to time in accordance with paragraph (c) of Clause 9.7 (Mandatory Prepayment from Significant Cash Disposals);

     "forward-Sterling Advance"

     means an Advance in Sterling made by a Bank where that Bank has elected by notice to the Agent, given at the time that Bank becomes a party to this Agreement or at the time a Bank changes its Facility Office, to fix the interest rate on Advances in Sterling two Business Days prior to the Utilisation Date (rather than on the Utilisation Date);

     "Grid Code"

     means the Grid Code drawn up pursuant to the Transmission Licence(s), as from time to time revised in accordance with the Transmission Licence(s);

     "Group"

     means NGG and its Subsidiaries from time to time and including, after completion of the NEES Acquisition, the NEES Group but if at any time a Project Finance Company is a Subsidiary Undertaking but not a Companies Act Subsidiary, then, for so long as it shall be a Subsidiary Undertaking but not a Companies Act Subsidiary, it shall be deemed for the purposes of the Finance Documents (unless the contrary is specified) not to be a member of the Group;

     "Guarantor"

     means each of NGG and any Additional Guarantor;

     "Guarantor Accession Agreement"

     means an agreement substantially in the form set out in Schedule 8 (Guarantor Accession Agreement) with such amendments as the Agent may approve or reasonably require;

     "Information Memorandum"

     means the Information Memorandum to be prepared and delivered to potential lenders in connection with primary syndication of the Facilities (including any supplements);

     "Interest Date"

     means the last day of an Interest Period;

     "Interest Period"

     means, in relation to a Facility A Advance or a Term-out Advance, each period determined in accordance with Clause 10.1 (Selection of Interest Periods for Facility A Advances and Term-out Advances) or, in relation to overdue amounts, Clause 10.4 (Default interest);

     "Interest Period Selection Notice"

     means a notice substantially in the form set out in Schedule 4 (Form of Utilisation Request/Interest Period Selection Notice);

     "LIBOR"

     means in relation to any Advance:

     (a) except in relation to a forward-Sterling Advance, the rate of the offered quotation for deposits in the currency of the relevant Advance for the required period which appears on Telerate Page 3750 or Telerate Page 3740, as the case may be, at or about 11 a.m. on the applicable Rate Fixing Day; or

     (b) in relation to a forward-Sterling Advance (or in relation to any other Advance if no such offered rate appears on the relevant Telerate Page as provided in (a) above), the arithmetic mean (rounded upward, if necessary, to four decimal places) of the rates, as supplied to the Agent at its request, quoted by the Reference Banks to leading banks in the London interbank market at or about 11.00 a.m. on the applicable Rate Fixing Day for the offering of deposits in the currency and amount of the relevant Advance for the required period, and for the purpose of this definition:

     (i) "required period" means the applicable Interest Period for a Facility A Advance or a Term-out Advance or the Term of a Facility B Advance, a Facility C Advance (other than a Term-out Advance) or a Facility D Advance; and

     (ii) "Telerate Page 3750" means the display designated as Page 3750, and "Telerate Page 3740" means the display designated as Page 3740, in each case on the Telerate Service (or such other pages as may replace Page 3750 or Page 3740 on that service or such other service as may be nominated by the British Bankers' Association (including the Reuters Screen) as the information vendor for the purposes of displaying British Bankers' Association Interest Settlement Rates for deposits in the currency concerned);

     "Licence"

     means each of:

     (a) the Transmission Licences granted by the Secretary of State to a member of the Group under section 6(1)(b) of the Electricity Act; and

     (b) each other licence or other similar authorisation granted by any relevant authority in any applicable jurisdiction to a member of the Group pursuant to an Energy Law or otherwise to permit it to carry out generation, transmission, distribution or supply of electricity;

     "Majority Banks"

     means, at any time, Banks the sum of the aggregate Original Dollar Amount of whose Utilisations and undrawn Commitments at that time aggregate at least 662/3 per cent. of the sum of the aggregate Original Dollar Amount of all Utilisations then outstanding and the then undrawn Total Commitments (or if the Total Commitments have been reduced to zero and there are no Utilisations then outstanding, whose Commitments aggregate at least 662/3 per cent. of the Total Commitments immediately before the reduction);

     "Mandatory Cost"

     means the cost imputed to a Bank of compliance with the cash ratio and special deposit requirements of the Bank of England and the amount of fees payable to the Financial Services Authority during the Term or Interest Period of any Advance, as determined in accordance with Schedule 3 (Calculation of the Mandatory Cost);

     "Maturity Date"

     means the last day of the Term of a Facility B Advance, a Facility C Advance (other than a Term- out Advance), a Facility D Advance or of the Tenor of a Bill;

     "Moody's"

     means Moody's Investors Services, Inc.;

     "Multi Employer Plan"

     means a "multi employer plan" as defined in Section 4001(a)(3) of ERISA to which any Obligor or any member of the Controlled Group has an obligation to contribute;

     "NEES"

     means New England Electricity System, a Massachusetts business trust;

     "NEES Acquisition"

     means the purchase of all of the issued and outstanding common shares in NEES pursuant to the NEES Acquisition Agreement;

     "NEES Acquisition Agreement"

     means the Agreement and Plan of Merger dated as of 11th December, 1998 by and among NGG, Iosta LLC and NEES;

     "NEES Acquisition Completion Date"

     means the date specified as such in the certificate in relation to the NEES Acquisition delivered to the Agent as referred to in paragraph (e) of Part II of Schedule 2 (Conditions Precedent Documents);

     "NEES Group"

     means NEES and its Subsidiaries from time to time including, after completion of the EUA Acquisition, EUA and its Subsidiaries from time to time;

     "Net Available Proceeds"

     means, in relation to any Cash Disposal, such part of the Net Cash Proceeds as any Borrower is able lawfully to apply in prepayment of Advances and, in the case of any such disposal effected by any member of the Group other than a Borrower, such part of the Net Cash Proceeds of that disposal as:

     (a) such member of the Group would be able lawfully to make available, directly or indirectly, to any Borrower to enable it to make such application;

     (b)  that Borrower is able lawfully to so apply; and

     (c) in the case of a disposal outside the United Kingdom, NGG has determined in good faith can be repatriated to a Borrower in order to apply the same in prepayment of Utilisations without breaching any relevant exchange control or similar restrictions in the country where the Net Cash Proceeds are received or receivable by the relevant member of the Group, provided that in each case the relevant member of the Group takes all steps that are reasonably open to it to obtain any exchange control clearance or other consents, permits, authorisations or licences which are required to enable the Net Cash Proceeds to be repatriated to, and applied by, a Borrower in order to effect such a prepayment or such other steps as the Majority Banks may reasonably require to make the Net Cash Proceeds available for this purpose;

     "Net Cash Proceeds"

     means, in relation to any Cash Disposal, the cash or cash equivalent proceeds of such disposal actually received by the member of the Group concerned including, as at the date of actual receipt thereof, any deferred consideration or consideration which is received, for whatever reason, otherwise than at the time of such disposal, less:

     (a) all legal, title, registration and recording taxes and expenses, commissions, costs, fees and expenses incidental to, incurred on and fairly attributable to, that Cash Disposal;

     (b) such amount as the auditors to NGG shall consider reasonable as provision against the marginal increase in the liability of any member of the Group to pay any tax arising as a result of that Cash Disposal as certified to the Agent by those auditors;

     (c) in the case of a disposal effected by a Subsidiary of NGG, such provision as NGG shall consider reasonable for all costs and taxes incurred by the Group and fairly attributable to up-streaming the cash proceeds or making any distribution in connection therewith to enable them to reach a Borrower (including, without limitation, the repayment of Financial Indebtedness related to the assets the subject of the Cash Disposal which are required to be repaid in order to complete the Cash Disposal), but if the Majority Banks require such provision to be reviewed by the auditors of NGG from time to time, only if and to the extent that the auditors confirm the same;

     (d) in the case of a disposal of a Subsidiary, net cash which was shown in the accounts of the Subsidiary concerned and demonstrated to the satisfaction of the auditors of NGG from time to time to have been relied upon by the purchaser in making its decision to purchase the Subsidiary and in fixing the purchase price therefor;

     (e) any amount paid by the Group to top up an underfunded pension scheme in a Subsidiary or business disposed of to the extent necessary to facilitate the disposal;

     (f) any amount required to be paid by the Group to the proprietor of any intellectual property rights (including intellectual property licences) related to the assets disposed of where such payment is required to enable such intellectual property rights to be transferred with such assets to the extent necessary to facilitate the disposal;

     (g) in the case of a disposal of a Subsidiary where liabilities to third parties are assumed by other members of the Group as part of the consideration for the sale of that Subsidiary, such amount of the consideration received by the Group which is fairly attributable to that assumption; and

     (h)  in the case of a disposal by a  Subsidiary  that is not a wholly owned
          Subsidiary   of  NGG,  the  pro  rata  share  of  such  cash  proceeds
          attributable to the minority interests in that Subsidiary;

     "NG Company Guarantor"

     means each Regulated UK Subsidiary which becomes a guarantor of NG Company in accordance with Clause 29.5 (Additional Guarantors);

     "NG Company Group"

     means NG Company and each Regulated UK Subsidiary (if any) from time to time;

     "Offeror"

     means NGG or a wholly owned subsidiary of NGG;

     "Obligor"

     means each of the Borrowers and/or each of the Guarantors as the context requires;

     "Optional Currency"

     means:

     (a) in relation to Facility B, Sterling, Euros and any other currency (excluding any Euro Sub- Denominations) which is for the time being freely transferable and convertible into Dollars and deposits of which are readily available in the London interbank market;

     (b) in relation to Facility D, Dollars, Euros and any other currency (excluding any Euro Sub- Denominations) which is for the time being freely transferable and convertible into Sterling and deposits of which are readily available in the London interbank market;

     "Original Dollar Amount"

     means

     (a) in relation to Utilisations under Facility A, Facility B or Facility C or the aggregate of all Utilisations under all Facilities (including under Facility D):

          (i) if a Utilisation is denominated in Dollars, the principal amount of that Utilisation; or

          (ii) if a Utilisation is denominated in any other currency, the principal amount of that Utilisation notionally converted into Dollars on the basis of the Agent's Spot Rate of Exchange on the date of receipt by the Agent of the Utilisation Request for that Utilisation; or

     (b) in relation to determining the Total Commitments or, for the purposes of the definition of the Majority Banks, Commitments, if a Commitment is denominated in any currency other than Dollars, the principal amount of that Commitment notionally converted into Dollars on the basis of the Agent's Spot Rate of Exchange at the relevant date of calculation;

     "Original Group Accounts"

     means the audited consolidated accounts of the Group for the year ended 31st March, 1998 prepared in accordance with the historic cost convention;

     "Original NG Company Accounts"

     means the audited unconsolidated accounts for NG Company for the year ended 31st March, 1998 prepared in accordance with the historic cost convention;

     "Original Sterling Amount"

     means (in relation to Facility D Utilisations):

     (a) the principal amount of a Utilisation if it is denominated in Sterling; or

     (b) if a Utilisation is denominated in an Optional Currency, the principal amount of that Utilisation notionally converted into Sterling on the basis of the Agent's Spot Rate of Exchange on the date of receipt by the Agent of the Utilisation Request for that Utilisation;

     "Participating Member State"

     means a member state of the European Union that adopts the Euro as its currency in accordance with EMU legislation;

     "Party"

     means a party to this Agreement;

     "PBGC"

     means the Pension Benefit Guaranty Corporation;

     "Plan"

     means an "employee benefit plan" (as defined in Section 3(3) of ERISA);

     "PUHCA"

     means the United States of America Public Utility Holding Company Act of 1935, as amended;

     "Primary Syndication Period"

     means the period ending on the earlier of the date the Agent notifies NGG that primary syndication of the Facilities is completed and 30th June, 1999 (or such other date as NGG and the Arrangers may agree);

     "Principal Subsidiary"

     means:

     (i)  an Obligor (other than NGG); or

     (ii) any other member of the Group whose tangible net worth or net pre-taxation profits at any time equal or exceed five per cent. (5%) of the Tangible Consolidated Net Worth or net pre-taxation profits of the Group at that time, and for the purposes of the above:

          (a)  the  net   pre-taxation   profits  of  the  Subsidiary  shall  be
               ascertained by reference to:

               (i) the accounts (consolidated in the case of a company which itself has Subsidiaries and which, in the normal course, prepares consolidated accounts) of the Subsidiary based upon which the latest audited consolidated accounts of the Group have been made up; or

               (ii) if the company  becomes a Subsidiary of NGG after the end of the financial period to which the latest audited consolidated accounts of the Group relate, the latest accounts (consolidated in the case of a company which itself has Subsidiaries and which, in the normal course, prepares consolidated accounts) of the Subsidiary; and

          (b) tangible net worth of the Subsidiary shall be ascertained by reference to the Tangible Consolidated Net Worth definition contained in this Clause, changed where necessary and as if references therein to NGG were references to such Subsidiary, and references therein to the relevant period were references to the financial year of such Subsidiary and on the basis that all intra-Group items and investments shall be excluded; and

          (c) the net pre-taxation profits of the Group shall be ascertained by reference to the latest audited consolidated accounts of the Group, adjusted (where appropriate) to reflect the net pre-taxation profits of any company subsequently acquired or disposed of, provided always that if the whole or substantially the whole of the assets of a Principal Subsidiary is transferred by that Principal Subsidiary (the "disposing Subsidiary") to another Subsidiary of NGG (the "receiving Subsidiary") or a number of Subsidiaries of NGG, the disposing Subsidiary shall forthwith upon the transfer cease to be a Principal Subsidiary and the receiving Subsidiary shall forthwith upon the transfer become a Principal Subsidiary;

     "Project Finance Borrowing"

     means any Financial Indebtedness to finance a project:

     (a) which is borrowed by a single purpose company, partnership or other legal person (whether or not a member of the Group) where its or one or more of its subsidiaries, principal assets and business are constituted by that project and whose liabilities in respect of the Financial Indebtedness concerned are not directly or indirectly the subject of a guarantee, indemnity or other form of assurance, undertaking or support from any member of the Group (except as expressly referred to in paragraph (b)(iii) below or as a result of the making of acceptances or endorsements of bills in the ordinary course of trading or payment netting arrangements and other usual course of business banking arrangements); or

     (b) in respect of which the person or persons making that Financial Indebtedness available to the relevant borrower (whether or not a member of the Group) have no recourse whatsoever to any member of the Group for the repayment of or payment of any sum relating to that Financial Indebtedness other than:

          (i) recourse to the borrower or one or more of its subsidiaries, for amounts limited to the aggregate cash flow or net cash flow (other than historic cash flow or historic net cash flow) from the project; and/or

         (ii) recourse to the borrower, or one or more of its subsidiaries or any shareholder of the borrower for the purpose only of enabling amounts to be claimed in respect of that Financial Indebtedness in an enforcement of any Security Interest permitted pursuant to Clause 20.8 (Negative pledge) given by the borrower or one or more of its subsidiaries over the assets comprised in the project (or given by any shareholder of the borrower over its shares in the borrower together with, in the case of a UK incorporated shareholder whose only material assets are those shares in the borrower, a supporting floating charge over all or substantially all of its assets, to secure that Financial Indebtedness or any recourse referred to in (iii) below or as a result of the making of acceptances or endorsements of bills in the ordinary course of trading or payment netting arrangements and other usual course of business banking arrangements, provided that (A) the extent of the recourse to the borrower or one or more of its subsidiaries or shareholder is limited solely to the amount of any recoveries made on any such enforcement, and (B) the person or persons are not entitled, by virtue of any right to claim arising out of or in connection with the Financial Indebtedness, to commence proceedings for the winding up or dissolution of the borrower or shareholder or to appoint or procure the appointment of any receiver, trustee or similar person or official in respect of the borrower or shareholder or any of its assets (save for the assets the subject of the relevant Security Interest); and/or

        (iii) recourse to such borrower generally, or directly or indirectly to a member of the Group under any form of assurance or undertaking, which recourse is limited to a claim for damages (other than liquidated damages and damages required to be calculated in a specified way) for breach of an obligation (not being a payment obligation or an obligation to procure payment by another or an obligation to comply or to procure compliance by another with any financial ratios or other tests of financial condition) by the person against whom such recourse is available; or

     (c) which the Majority Banks shall have agreed in writing to treat as Project Finance Borrowing for the purposes of the Finance Documents.

     If at any time any Financial Indebtedness is made to finance a project and that Financial Indebtedness does not qualify as a Project Finance Borrowing pursuant to the above paragraphs (b)(i), (ii) or (iii) but would so qualify if there were not recourse to a member of the Group which is either (i) limited as to the period during which it is in force (for example, during the period up to completion of the project) or (ii) limited as to the obligations of the borrower to which it applies, then, in any such case, the Financial Indebtedness shall be regarded as a Project Finance Borrowing for the purposes of this definition to the extent that, and during the period that, there is no such recourse to a member of the Group;

     "Project Finance Company"

     means any company, partnership or other legal person falling within the scope of paragraph (a) of the definition of Project Finance Borrowing or which the Majority Banks have agreed shall be treated as a Project Finance Company for the purposes of the Finance Documents;

     "Qualifying Bank"

     means a bank that:

     (a) is a bank as defined in Section 840A of the Income and Corporation Taxes Act 1988 and is within the charge to corporation tax as regards any interest received by it under this Agreement and which is beneficially entitled to that interest; or

     (b) is resident (as such term is defined in the appropriate double taxation treaty) in a country with which the United Kingdom has an appropriate double taxation treaty under which that institution is entitled to exemption from United Kingdom tax on interest and is entitled to apply under the Double Taxation Relief (Taxes on Income) (General) Regulations 1970 to have interest paid to its relevant Facility Office without withholding or deduction for or on account of United Kingdom taxation (and does not carry on business in the United Kingdom through a permanent establishment with which the investments under this Agreement in respect of which the interest is paid is effectively connected) and for this purpose "double taxation treaty" means any convention or agreement between the government of the United Kingdom and any other government for the avoidance of double taxation and the prevention of fiscal evasion with respect to taxes on income and capital gains;

     "Rate Fixing Day"

     means:

     (a) the second Business Day before the first day of an Interest Period or the Term of an Advance (other than an Advance in Sterling or Euros, but including forward-Sterling Advances); or

     (b) in the case of an Advance in Sterling (except a forward-Sterling Advance), the first day of the Term of that Advance; or

     (c) in the case of an Advance in Euros, the second TARGET Day before the first day of an Interest Period or the Term of that Advance,

          or such other day on which it is market practice in the relevant interbank market for leading banks to give quotations for deposits in the relevant currency for delivery on the first day of the relevant Interest Period or Term, as determined by the Agent;

     "Reference Banks"

     means, subject to Clause 29.6 (Reference Banks), the principal London offices of The Chase Manhattan Bank, Deutsche Bank AG London and Midland Bank plc;

     "Regulated Holding Company"

     means, in respect of any Bank, any person which is a Holding Company (as defined in section 736 of the Companies Act 1985) of that Bank and is regulated as a bank or other financial institution;

     "Regulated UK Subsidiary"

     means, at any time, any member of the Group (other than NG Company) which operates any part of the Transmission Business carried on, as at the date of this Agreement, by NG Company pursuant to its Transmission Licence;

     "Regulated U.S. Subsidiary"

     means any Subsidiary of NGG including, after the NEES Acquisition Completion Date, NEES, and any Subsidiary of NEES which operates any electricity generation, transmission, distribution or supply business pursuant to any Energy Laws of the United States or of any State of the United States or pursuant to a Licence issued pursuant to such Energy Laws;

     "Regulations D, T, U and X"

     means, respectively, regulations D, T, U and X of the Board of Governors of the Federal Reserve System of the United States (or any successor);

     "Relevant Time"

     means the applicable time set opposite a Clause number in Schedule 9 (Timetables);

     "Reportable Event"

     means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the U.S. Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the U.S. Code;

     "Requested Amount"

     means the requested amount of a Utilisation as set out in a Utilisation Request;

     "Reserve Asset Costs"

     means (without double counting):

     (a)  in relation to any Advance for any period, the Mandatory Costs;

     (b) in relation to any Advance denominated in Dollars to a Borrower incorporated in the United States made available by a Bank incorporated in the United States and lending through a Facility Office located in the United States or by a branch in the United States of a Bank not incorporated in the United States, the cost, if any, certified by that Bank as the cost to it of complying with Regulation D attributable to such Advance as a result of a change in Regulation D or the interpretation or application thereof on or after the Signing Date;

     (c) in relation to any Advance for any period, the cost, if any, certified by a Bank as the cost to it of complying with any regulatory or central bank requirement relating to any Advance including, but not limited to, any reserve asset or similar requirements of the European Central Bank attributable to such Advance; and

     (d) in relation to an Advance denominated in any currency (other than Sterling or Dollars and other than any amount included in paragraphs
          (a) or (c) above), the cost, if any, certified by any Bank as the cost to it of complying with any applicable regulatory or central bank requirement relating to Advances in that currency made through a branch in the jurisdiction of the relevant currency as a result of a change in law, regulation or interpretation or application thereof occurring on or after the later of (i) the Signing Date and (ii) the date on which such Bank becomes a party to this Agreement;

     "Security Interest"

     means any mortgage, pledge, lien, charge, assignment, hypothecation or security interest or any other agreement or arrangement having the effect of conferring security;

     "Significant Cash Disposal"

     means any Asset Disposal where the Net Cash Proceeds from that Asset Disposal or any related series of Asset Disposals is greater than (pound)10,000,000 or its equivalent in other currencies;

     "Signing Date"

     means the date of this Agreement;

     "S&P"

     means Standard & Poor's Corporation;

     "Subsidiaries"

     means  Companies  Act   Subsidiaries  and  Subsidiary   Undertakings   (and
     "Subsidiary" shall be construed accordingly);

     "Subsidiary Undertaking"

     means a subsidiary undertaking within the meaning of Section 258 of the Companies Act 1985 (as inserted by Section 21 of the Companies Act 1989);

     "Tangible Consolidated Net Worth"

     means at any time the aggregate of:

     (i) the amount paid up or credited as paid up on the issued share capital of NGG; and

     (ii) the amount standing to the credit of the consolidated capital and revenue reserves of the Group,

     based on the Balance Sheet but adjusted by (without double counting):

     (A) adding any amount standing to the credit of the profit and loss account for the Group for the period ending on the date of the Balance Sheet, to the extent not included in paragraph (ii) above and to the extent the amount is not attributable to any dividend or other distribution declared, recommended or made by NGG or any other member of the Group to the extent of any minority interests therein;

     (B) deducting any amount standing to the debit of the profit and loss account for the Group for the period ending on the date of the Balance Sheet;

     (C) reflecting any variation in the amount of the issued share capital of NGG and the consolidated capital and revenue reserves of the Group after the date of the Balance Sheet;

     (D) reflecting any variation in the interest of NGG in any other member of the Group since the date of the Balance Sheet;

     (E) excluding any amount attributable to deferred taxation to the extent included in paragraphs (i) and (ii) above; and

     (F) excluding any amount attributable to minority interests to the extent included in paragraphs (i) and (ii) above;

     "TARGET Day"

     means  a  day  on  which  the  Trans-European   Automated  Real-Time  Gross
     Settlement Express Transfer (TARGET) System is open;

     "Tenor"

     means, in relation to any Bill, the period from the Utilisation Date on which it is accepted until its Maturity Date, as specified in the Utilisation Request relating thereto;

     "Term"

     means, in relation to a Facility B Advance, a Facility C Advance (other than a Term-out Advance) or a Facility D Utilisation (including Bills), the period selected by a Borrower for which the relevant Advance is to be outstanding, as specified in the Utilisation Request and includes, in relation to any Bill, its Tenor;

     "Term-out Advance"

     means a Facility C Advance drawn under paragraph (b) of Clause 8.3 (Repayment of Facility C Advances);

     "Total Commitments"

     means, on any day and from time to time, the aggregate of the Facility A Total Commitments, the Facility B Total Commitments, the Facility C Total Commitments and the Facility D Total Commitments;

     "Transfer Certificate"

     has the meaning given to it in Clause 29.3 (Procedure for transfers);

     "Transmission Business"

     has the meaning given to it in the relevant Transmission Licence;

     "Transmission Licence"

     means a licence granted under Section 6(l)(b) of the Electricity Act;

     "United Kingdom"

     means the United Kingdom of Great Britain and Northern Ireland;

     "United States"

     means the United States of America;

     "U.S. Borrower"

     means a Borrower incorporated in the United States;

     "U.S. Code"

     means the United States Internal Revenue Code of 1986, as amended and any rule or regulation issued thereunder from time to time in effect;

     "Utilisation"

     means a utilisation of any of the Facilities pursuant to the terms of this Agreement and includes:

     (a) in the case of a Utilisation comprising Advances, all the Advances made or to be made therein; or

     (b) in the case of a Utilisation comprising Bills, all the Bills accepted or to be accepted therein;

     "Utilisation Date"

     means:

     (a) in the case of a Utilisation comprising Advances, the date for the making of the relevant Advances; and

     (b) in the case of a Utilisation comprising Bills, the date for the acceptance of the relevant Bills;

     "Utilisation Request"

     means a notice substantially in the form set out in Schedule 4 (Form of Utilisation Request/Interest Period Selection Notice); and

     "Year 2000 Strategy"

     means a programme designed to ensure that the occurrence of the year 2000 will not affect the capacity of any computer system, software or other equipment owned or used by any Obligor or member of the Group (or any system with which the computer system, software or other equipment is interfaced) which is critical to the business of the Group (taken as a whole) or, in the case of NG Company the NG Company Group (taken as a whole), to perform any function capable of being performed by that computer system, software or other equipment prior to the year 2000, correctly, efficiently and without interruption (and all steps and related actions necessary to implement that programme).

1.2  Construction

(a)  In this Agreement, unless the contrary intention appears, any reference to:

     (i)  an   "amendment"   includes   a   supplement,   variation,   novation,
          re-enactment or a waiver;

          "assets" includes present and future properties, revenues and rights of every description;

          an "authorisation" includes an authorisation, consent, approval, resolution, licence, exemption, filing, registration and notarisation;

          "Barclays Capital" is a reference to Barclays Capital, the investment banking division of Barclays Bank PLC;

          "indebtedness" shall be construed so as to include any obligation for the payment or repayment of money, whether present or future, actual or contingent and whether incurred as principal or surety;

          a "month" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

          (1) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not); or

          (2) if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last Business Day in that calendar month;

          a "principal amount" in relation to a Bill is a reference to the face amount of that Bill;

          a "person" includes any individual, company, unincorporated association or body or persons (including a partnership, joint venture or consortium), government, state, agency, international organisation or other entity;

          a "regulation" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law, but, if not having the force of law, being one with which the relevant Party is accustomed to comply) of any governmental body, agency, department or regulatory, self-regulatory or other authority or organisation;

     (ii) a provision of a law is a reference to that provision as amended or re-enacted;

    (iii) the terms "Director" and "Secretary of State" shall be construed as references to those terms as used in the Electricity Act;

     (iv) a Clause or a Schedule is a reference to a clause of or a schedule to this Agreement;

      (v) a person includes its successors, transferees and assigns;

     (vi) a Finance Document or another document is a reference to that Finance Document or that other document as amended;

    (vii) a time of day is a reference to London time; and

   (viii) "Sterling" and "(pound)" and "Dollars" and "US$" denote the lawful currencies for the time being of the United Kingdom of Great Britain and Northern Ireland and the United States of America respectively.

(b) Unless the contrary intention appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

(c) The index and headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

2.   THE FACILITIES

2.1  The Facilities

     Subject to the terms and conditions hereof, the Banks grant to the Borrowers the following facilities:

     (a) a committed Dollar term loan facility, to be designated as Facility A under which the Banks will, when requested by NGG or any Additional Borrower, make cash advances in Dollars to NGG or that Additional Borrower during the Facility A Availability Period;

     (b) a committed Dollar denominated multi-currency revolving credit facility, to be designated as Facility B, under which the Banks will, when requested by NGG or any Additional Borrower, make cash advances in Dollars or in Optional Currencies to NGG or that Additional Borrower on a revolving basis during the Facility B Availability Period;

     (c) a committed 364 day revolving Dollar credit facility, with an option to draw Term-out Advances, to be designated as Facility C, under which the Banks shall, when requested by NGG or any Additional Borrower, make cash advances in Dollars to NGG or that Additional Borrower on a revolving basis during the Facility C Availability Period; and

     (d) a committed Sterling denominated multi-currency revolving credit facility, to be designated as Facility D, under which the Banks will, when requested by NG Company, make cash advances in Sterling or Optional Currencies to (or accept Bills in Sterling drawn by) NG Company on a revolving basis during the Facility D Availability Period.

2.2  Overall Facilities limit and sub-limit

(a) No Utilisation shall be made if it would cause the aggregate Original Dollar Amount of all outstanding Advances:

     (i)  under Facility A, to exceed the Facility A Total Commitments; or

     (ii) under Facility B to exceed the Facility B Total Commitments; or

     (iii) under Facility C, to exceed the Facility C Total Commitments.

(b) No Utilisation shall be made if it would cause the aggregate Original Sterling Amount of all outstanding Utilisations under Facility D, to exceed the Facility D Total Commitments.

2.3  Bank limits

(a) A Bank shall not be obliged to make an Advance or accept a Bill under any Facility if it would cause the total amount outstanding and owing to that Bank under that Facility to exceed its Commitment in respect of that Facility.

(b) For the purposes of this Clause 2.3, the "total amount outstanding" of a Bank under any Facility on any Utilisation Date is the aggregate Original Dollar Amount or aggregate Original Sterling Amount (as applicable) of all Advances and Bills made or accepted by that Bank under that Facility which would be outstanding on that Utilisation Date if:

     (i) all outstanding Utilisations having Maturity Dates or Final Maturity Dates which fall on or before that Utilisation Date are repaid or paid; and

    (ii) all Utilisations to be made on or before that Utilisation Date and in respect of which a Utilisation Request has been received by the Agent are made.

(c)  If the  operation  of Clause 5.6 (Amount of each Bank's  Advance) or Clause
     6.3 (Amount of Bills to be accepted by each Bank) would cause the total amount outstanding of a Bank (the "affected Bank") to exceed its Commitment in respect of any Facility then:

     (i)  the affected Bank will participate in the relevant  Utilisation to the
          extent  that  its  total  amount   outstanding  does  not  exceed  its
          Commitment in respect of the relevant Facility; and

    (ii) the amount of the Advance to be made, or the aggregate principal amount of Bills to be accepted, by each other Bank under the relevant Clause will be re-calculated in accordance with that Clause but, for the purpose of the recalculation, the affected Bank's Commitment in respect of the relevant Facility will be deducted from the Total Commitments in respect of the relevant Facility and the amount of the affected Bank's Advance or Bills (if any) will be deducted from the Requested Amount; and

   (iii) the calculation in paragraph (c)(ii) above will be applied to each Bank in turn until the amount of its Advance or the aggregate principal amount of Bills to be accepted by it under that Clause is determined.

2.4  Availability, number of Utilisation Requests and Utilisations

(a) No Utilisation may be made at any time after the date one month prior to the applicable Final Maturity Date.

(b) No Utilisation Request may specify a Utilisation Date which is within three Business Days of another Utilisation Date (unless the Utilisation the subject of that Utilisation Request is to refinance an existing Utilisation).

(c) No more than one Utilisation Request may be delivered on any one day but that Utilisation Request may subject to Clause 5 (Availability of Advances) specify any number and type of Utilisations from Facility A, Facility B, Facility C, Facility D or all of them.

(d) Except during the Primary Syndication Period, no Utilisation or Utilisations with the same Interest Date(s) and/or Maturity Date(s) other than the applicable Final Maturity Date (or other earlier date as has been notified for cancellation of the Facilities) may have an aggregate Original Dollar Amount exceeding US$2,000,000,000.

(e) Unless the Agent agrees otherwise, no more than 20 Utilisations may be outstanding at any one time (taking all Facilities together for this purpose).

2.5  Primary Syndication Period

(a) Subject to paragraph (b) below, but otherwise notwithstanding any provision of this Agreement, no Borrower will deliver a Utilisation Request or Interest Period Selection Notice during the Primary Syndication Period specifying a Term or an Interest Period other than one, two or three weeks.

(b) Except as the Agent (after consultation with the Arrangers) and NGG may otherwise agree, each Interest Period Selection Notice or Utilisation Request delivered during the Primary Syndication Period shall specify an Interest Period or Term ending on the same date as each other Advance to be drawn or rolled over on the same date and, if there are Advances then outstanding, ending on the same date as such other Advances.

(c) No Borrower may request a Utilisation comprising Bills during the Primary Syndication Period.

2.6  Nature of each Finance Party's rights and obligations

(a) The obligations of each Finance Party under the Finance Documents are several.

(b) The failure of a Finance Party to carry out those obligations does not relieve any other Party of its obligations under the Finance Documents and no Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

(c) The rights of a Finance Party under the Finance Documents are divided rights and a Finance Party may, except as otherwise stated in the Finance Documents, separately enforce those rights.

2.7  Borrowers' Agent

(a) Subject to paragraph (b) below, each Obligor irrevocably authorises and instructs NGG as the Borrowers' agent to give and receive as agent on its behalf all notices (including Utilisation Requests) and sign all documents in connection with the Finance Documents on its behalf and take such other action as may be necessary or desirable under or in connection with the Finance Documents and confirms that it will be bound by any action taken by NGG as the Borrowers' agent under or in connection with the Finance Documents.

(b) On the first day after the date of this Agreement on which there is no amount outstanding under Facility A, Facility B or Facility C and no Facility A Commitment, Facility B or Facility C Commitment is in force, and any amount is outstanding under Facility D or any Facility D Commitment is in force:

     (i) NG Company shall automatically replace NGG as the Borrowers' agent, and each Obligor irrevocably authorises and instructs NG Company as the Borrowers' agent in such circumstances, to give and receive as agent on its behalf all notices (including Utilisation Requests) and sign all documents in connection with the Finance Documents on its behalf and take such other action as may be necessary or desirable under or in connection with the Finance Documents;

    (ii) each Obligor confirms that it will in such circumstances be bound by any action taken by NG Company as the Borrowers' agent under or in connection with the Finance Documents; and

   (iii) each reference in this Agreement to NGG acting in such capacity will as from such date be deemed to refer to NG Company in place of NGG as the context requires.

2.8  Actions of Borrowers' Agent

     The respective liabilities of each of the Obligors under the Finance Documents shall not be in any way affected by:

     (a) any irregularity (or purported irregularity) in any act done by or any failure (or purported failure) by NGG or NG Company;

     (i) NGG or NG Company acting (or purporting to act) in any respect outside any authority conferred upon it by any Obligor; or

     (1) the failure (or purported failure) by or inability (or purported inability) of NGG or NG Company to inform any Obligor of receipt by it of any notification under this Agreement.

3.   PURPOSE

3.1  Use of proceeds

     Each Borrower shall apply each Utilisation made by it:

     (a) under Facility A, in or towards financing or refinancing the EUA Acquisition (plus related fees, costs and expenses), refinancing existing borrowings of EUA and its Subsidiaries and for the general corporate purposes of the Group;

     (b) under Facility B to meet the general corporate purposes of the Group including the financing of acquisitions, the refinancing of existing borrowings and general working capital;

     (c) under Facility C, in or towards financing the NEES Acquisition (plus related fees, costs and expenses) and refinancing existing borrowings of the NEES Group; and

     (d) under Facility D, to meet the general corporate purposes of NG Company and its Subsidiaries and for general working capital purposes of NG Company and its Subsidiaries.

3.2  No enquiry

     Without affecting the obligations of any Obligor in any way no Finance Party is bound to monitor or verify the application of the proceeds of any Utilisation.

4.   CONDITIONS PRECEDENT

4.1  Documentary conditions precedent

     The obligations of each Finance Party to any Obligor under this Agreement are subject to the condition precedent that the Agent has notified NGG and the Banks that it has received all of the documents set out in Part I of
     Schedule 2 (Conditions Precedent Documents) in form and substance satisfactory to the Agent.

4.2  Further condition precedent to Facility A and Facility C

(a) Subject to paragraph (b) below, the obligations of each Finance Party to participate in any Utilisation under Facility A or Facility C are subject to the further condition precedent that the Agent has notified NGG and the Banks that it has received all of the documents set out in Part II to
     Schedule 2 (Conditions Precedent Documents) in form and substance satisfactory to the Agent.

(b) Where the further condition precedent referred to in paragraph (a) above is not met on or before the date that is 30 days prior to the expiry of the Facility C Availability Period then applicable to any Banks then NGG or any Additional Borrower may nonetheless exercise its option under paragraph (b) of Clause 8.3 (Repayment of Facility C Advances) to draw Term-out Advances from those Banks. NGG will ensure that the proceeds of any Term-out Advance drawn in accordance with this paragraph:

     (i)  will be kept separate from other assets of the relevant Borrower; and

     (ii) will be invested only in accordance with the Approved Investment Guidelines set out in Schedule 11 (Approved Investment Guidelines), and are not used for any other purpose,

     until such time as the condition precedent set out in paragraph (a) above is satisfied or waived by the Majority Banks. Without limiting Clause 20.3 (Information - Miscellaneous) NGG will supply to the Agent on a monthly basis a report on, and such other information as the Agent may reasonably request in relation to, the manner in which any proceeds drawn in accordance with this paragraph (b) have been or are to be invested.

4.3  Further conditions precedent generally

     The obligations of each Bank to participate in a Utilisation are subject to the further conditions precedent that on both the relevant date of the Utilisation Request and the Utilisation Date:

     (a) the representations and warranties in Clause 19 (Representations and Warranties) to be repeated on those dates are correct and will be correct in all material respects immediately after the Utilisation; and

     (b) no Default is outstanding or would result from the Utilisation (provided that where no notice has been given pursuant to Clause 21.18 (Acceleration) but a Default is outstanding each Bank shall be obliged to participate in a Utilisation, to the extent required by the terms hereof, where such Utilisation is in the same currency as and is in an amount equal to or less than an outstanding Utilisation which is to mature on the Utilisation Date for the proposed Utilisation and is to be applied on such Utilisation Date in repaying such outstanding Utilisation).

4.4  NG Company Conditionality

     Clause 4.3 (Further conditions precedent generally) will apply to Utilisations by NG Company as if references in Clause 19 (Representations and Warranties) and Clause 21 (Default) to NGG (or any Obligor), Subsidiaries, Principal Subsidiaries, Regulated U.S. Subsidiaries or the Group, were references only to NG Company, Regulated UK Subsidiaries or the NG Company Group, as the case may be.

5.   AVAILABILITY OF ADVANCES

5.1  Receipt of Utilisation Requests

     The Borrowers may borrow Advances if the Agent receives, not later than the Relevant Time, a duly completed Utilisation Request provided that:

     (a) only NGG or an Additional Borrower shall be entitled to borrow Advances under Facilities A, B and C; and

     (b) only NG Company shall be entitled to make Utilisations under Facility D; and

     (c) NG Company shall not be entitled to borrow Advances under any Facility other than Facility D.

5.2  Form of Utilisation Request for Facility A Advances

     A Utilisation Request for a Facility A Advance will not be regarded as having been duly completed unless:

     (a) the proposed Utilisation Date is a Business Day during the Facility A Availability Period;

     (b) the Requested Amount for each separate Utilisation comprising Facility A Advances is in a minimum Original Dollar Amount of US$100,000,000 and an integral multiple of US$10,000,000 or such other amount as the relevant Borrower and the Agent may agree before the delivery of that Utilisation Request and the currency of each Utilisation comprising Facility A Advances is Dollars;

     (c) only one Interest Period for each separate Utilisation comprising Facility A Advances is specified which:

          (i)  does not overrun the Final Maturity Date; and

          (ii) subject to Clause 2.5 (Primary Syndication Period), is a period of 1, 2, 3 or 6 months (or, in any case, such other period as all the Banks may previously have agreed for the purposes of such Advances); and

     (d)  the payment instructions comply with Clause 12 (Payments).

5.3  Form of Utilisation Request for Facility B Advances

     A Utilisation Request for a Facility B Advance will not be regarded as having been duly completed unless:

     (a) the proposed Utilisation Date is a Business Day during the Facility B Availability Period;

     (b) only one currency is specified for each separate Utilisation comprising Facility B Advances and the Requested Amount is in a minimum Original Dollar Amount of US$25,000,000 and an integral multiple of US$5,000,000 or an integral multiple of the amounts in the relevant Optional Currency agreed between the relevant Borrower, NGG and the Agent before the delivery of the relevant Utilisation Request (or such other amount as the relevant Borrower, NGG and the Agent may agree before the delivery of that Utilisation Request);

     (c) only one Term for each separate Utilisation comprising Facility B Advances is specified which:

          (i)  does not extend beyond the Final Maturity Date; and

          (ii) subject to Clause 2.5 (Primary Syndication Period) is a period of 1, 2, 3 or 6 months or, such other period as all the Banks may previously have agreed for the purposes of such Advances; and

     (d)  the payment instructions comply with Clause 12 (Payments).

5.4  Form of Utilisation Request for Facility C Advances

     A Utilisation Request for a Facility C Advance will not be regarded as having been duly completed unless:

     (a) the proposed Utilisation Date is a Business Day during the applicable Facility C Availability Period;

     (b) in the case of a Term-out Advance, the Utilisation Request requests Advances from all those Banks (but not some only) with a Facility C Availability Period expiring on the same day;

     (c) the Requested Amount for each separate Utilisation comprising Facility C Advances is in a minimum Original Dollar Amount of US$100,000,000 and an integral multiple of US$10,000,000 (or such other amount as NGG and the Agent may agree before the delivery of that Utilisation Request) and the currency of each Utilisation comprising Facility C Advances is Dollars;

     (d)  only one  Term or,  in the case of  Term-out  Advances,  one  Interest
          Period  and  Final  Maturity  Date,  for  each  separate   Utilisation
          comprising Facility C Advances is specified which:

          (i)  does  not   extend   beyond  the  then   applicable   Facility  C
               Availability   Period   (other  than  in  the  case  of  Term-out
               Advances); and

          (ii) subject to Clause 2.5 (Primary Syndication Period), is a period of 1, 2, 3 or 6 months (or, in any case, such other period as all the Banks may previously have agreed for the purposes of such Advances);

     (e)  the payment instructions comply with Clause 12 (Payments); and

     (f) in the case of a Term-out Advance, the proposed Final Maturity Date (which must be the same date for all Term-out Advances drawn on the same date) is a date after the applicable Facility C Availability Period but no later than the third Anniversary.

5.5  Form of Utilisation Request for Facility D Advances

     A Utilisation Request for a Facility D Advance will not be regarded as having been duly completed unless:

     (a) the Borrower is NG Company and the proposed Utilisation Date is a Business Day during the Facility D Availability Period;

     (b) only one currency is specified for each separate Utilisation comprising Facility D Advances and the Requested Amount is in a minimum Original Sterling Amount of (pound)25,000,000 and an integral multiple of (pound)5,000,000 or an integral multiple of the amounts in the relevant Optional Currency agreed between NG Company and the Agent before the delivery of the relevant Utilisation Request (or such other amount as NG Company and the Agent may agree before the delivery of that Utilisation Request);

     (c) only one Term for each separate Utilisation comprising Facility D Advances is specified which:

          (i)  does not extend beyond the Final Maturity Date; and

          (ii) subject to Clause 2.5 (Primary Syndication Period), is a period of 1, 2, 3 or 6 months or such other period as all the Banks may previously have agreed for the purposes of such Advances; and

     (d)  the payment instructions comply with Clause 12 (Payments).

5.6  Amount of each Bank's Advance

     The amount of each Bank's Advance will be the proportion of the Requested Amount which its Commitment in respect of the relevant Facility bears to the aggregate Commitments of all Banks in respect of that Facility on the date of receipt of the relevant Utilisation Request, adjusted, if necessary, to reflect the operation of Clause 2.3 (Bank limits).

5.7  Notification to Banks

     The Agent shall, not later than the Relevant Time, notify each Bank of the details of the requested Advances and the aggregate amount of Advances to be made by that Bank.

5.8  Selection of an optional duration

(a) If a Borrower requests an Interest Period or a Term in a Utilisation Request other than 1, 2, 3 or 6 months, it may also select in the relevant Utilisation Request an alternative Interest Period or Term of 1, 2, 3 or 6 months to apply and paragraph (b) below shall apply.

(b)  If:

     (i) a Borrower requests an Interest Period or a Term other than 1, 2, 3 or 6 months; and

     (ii) the Agent receives notice from a Bank not later than the Relevant Time stating that it does not agree to such request,

     then the Interest Period or Term for the proposed Utilisation shall instead be the alternative period specified in the relevant Utilisation Request or, in the absence of any alternative selection, 3 months.

(c) If the Agent receives a notice from a Bank under paragraph (b)(ii) above it shall notify the Borrower and the Banks of the revised Interest Period or Term for the proposed Advances not later than the Relevant Time.

5.9  Payment of Proceeds

     Subject to the terms of this Agreement, each Bank shall make its Advance available to the Agent for the relevant Borrower for value on the relevant Utilisation Date.

5.10 Extension of Facility C Availability Period

     NGG may, not earlier than 60 days nor later than 30 days prior to the original expiry date of the Facility C Availability Period, request by notice to the Agent (who will promptly notify the Banks) that the Facility C Availability Period be extended to a date which is not later than 364 days after the original expiry date (the "Extended Date"). If any Bank notifies the Agent that it agrees to extend the Facility C Availability Period, then the Facility C Availability Period will be extended in relation to that Bank accordingly, whether or not any other Bank extends. No Bank is under any obligation of any kind to agree to NGG's request to extend and any Bank which fails to respond or reply within the required period will be deemed to have declined to extend.

6.   AVAILABILITY OF THE BILL FACILITY

6.1  Receipt of Requests

     NG Company may utilise the Bill Facility if the Agent receives, not later than the Relevant Time, a duly completed Utilisation Request.

6.2  Form of Utilisation Request

     A Utilisation Request in respect of the Bill Facility will not be regarded as being duly completed unless:

     (a) the proposed Utilisation Date is a Business Day during the Facility D Availability Period;

     (b) the Requested Amount is a minimum of (pound)25,000,000 and an integral multiple of (pound)5,000,000 (or such other amount as the Agent and NGG may agree);

     (c)  only one Tenor is specified which:

          (i)  does not extend beyond the Final Maturity Date; and

          (ii) is a period of between 7 and 187 days; and

     (d)  the payment instructions comply with Clause 12 (Payments).

6.3  Amount of Bills to be accepted by each Bank

     The aggregate principal amount of the Bills to be accepted by a Bank will be that proportion of the Requested Amount which its Facility D Commitment bears to the Facility D Total Commitments on the date of receipt of the relevant Utilisation Request (as adjusted, if necessary, to reflect the operation of Clause 2.3 (Bank limits) and Clause 7.2 (Completion and Rounding of principal amount of Bills)).

6.4  Notification to Banks

(a) The Agent shall, not later than the Relevant Time, notify each Bank of the details of the requested Bills and the aggregate principal amount of the Bills to be accepted by that Bank.

(b) If a Bank, having received notice as contemplated in paragraph (a) above, so determines, it may notify the Agent, not later than the Relevant Time, that it does not wish the Agent to arrange for the discounting of the Bills in question.

6.5  Advances as an alternative

(a) Notwithstanding the delivery of a Utilisation Request in respect of Bills, if a Bank does not wish to accept any Bills for any reason or if the Bank is not an Eligible Bank, then it shall notify the Agent accordingly (provided that if a Bank is not or ceases to be an Eligible Bank it shall only be required to give such a notice once, following which notice this Clause shall apply until further notice in writing is given from the Bank).

(b) If a Bank so notifies the Agent that it is unwilling to accept any Bills or is not an Eligible Bank, then, subject to the terms of this Agreement, the Bank shall instead make a Facility D Advance in accordance with Clause 5 (Availability of Advances) in Sterling on the relevant Utilisation Date in a principal amount equal to the aggregate principal amount of the Bills which it would otherwise have been obliged to accept pursuant to this Clause and for a Term equal to the Tenor of those Bills.

6.6  Bills

     Subject to the provisions of Clause 6.5 (Advances as an alternative):

     (a) each Bank shall accept Bills in the aggregate principal amount notified to it by the Agent pursuant to Clause 6.4 (Notification to Banks);

     (b) the Agent shall, not later than the Relevant Time, notify the Borrower and each Bank which is discounting Bills itself of the applicable EBDR;

     (c) subject to the terms of this Agreement, each Bank which is discounting Bills itself shall pay to the Agent for the Borrower an amount equal to:

          (i) the amount which the Bank would have received as the proceeds of discounting if it had discounted the Bills accepted by it at the applicable EBDR; less

          (ii) acceptance commission calculated at the Acceptance Commission Rate on the aggregate principal amount of those Bills.

6.7  Acceptance of Bills

     If the Agent notifies any Bank in accordance with Clause 6.4 (Notification to Banks) that it is to accept any Bills (and such Bank does not elect to make an Advance pursuant to Clause 6.5 (Advances as an alternative)), the Agent shall, by the Relevant Time, deliver to such Bank Bills in the requisite amount duly drawn by the Borrower whose Bills are to be accepted and duly completed on behalf of such Borrower in accordance with Clause 7 (Bills). Such Bank shall endorse and accept such Bills and shall, subject to Clause 6.10 (Discounting by Banks), lodge the same at the Agent's account at the Central Moneymarkets Office at the Bank of England at such Bank's own risk by the Relevant Time or, alternatively, act in accordance with such other instructions as may be given by the Agent on the relevant Utilisation Date.

6.8  Purchase or Discounting of Bills by Agent

     If, on the proposed Utilisation Date relating to any Bills:

     (a) Sterling bills of exchange drawn on and accepted by Eligible Banks can then be discounted in the London discount market; and

     (b)  the Agent has been able to determine the EBDR applicable thereto,

     the Agent shall, subject to this Clause 6.8 and Clause 6.9 (Transfer to Banks), either offer such Bills for discount in the London discount market at the EBDR for such Utilisation Date or, at the Agent's discretion, elect, no later than the Relevant Time, to purchase such Bills as principal for an amount equal to the amount which it would have received had it arranged for the discounting of such Bills at such EBDR. The Agent will notify such EBDR by no later than the Relevant Time to the Borrower whose Bills are being accepted and each Bank which is to discount Bills pursuant to Clauses 6.9 (Transfer to Banks) or 6.10 (Discounting by Banks). If, on any proposed Utilisation Date, the conditions set forth in this Clause have not been complied with, then the proposed Utilisation shall not be made and any Bills accepted by the Banks in respect of such proposed Utilisation shall be cancelled and the respective obligations of the parties in relation thereto shall be terminated.

6.9  Transfer to Banks

     If, on any occasion, the Agent does not exercise its discretion to purchase any or all of the Bills accepted by any Bank and it is unable to arrange for such Bills to be discounted in the London discount market at the EBDR, it shall promptly notify such Bank to such effect and with an accompanying notice to such Bank, it will instruct the Central Moneymarkets Office at the Bank of England to transfer such Bills to the account of such Bank or such Bank's Agent and return such Bills to such Bank, whereupon:

     (a) such Bank shall itself discount or arrange for the discounting of such Bills and such Bills shall be deemed to have been so discounted at the EBDR notified by the Agent pursuant to Clause 6.7 (Acceptance of Bills) (whether or not such Bank is able so to discount such Bills); and

     (b) such Bank shall, in relation to such Bills, pay to the Agent on the relevant Utilisation Date an amount equal to the amount which the Agent would have received had the Agent itself arranged for the discounting of such Bills at such rate (but after deducting and retaining for its own account all acceptance commission payable by the relevant Borrower to the Agent for the account of such Bank pursuant to Clause 6.12 (Acceptance Commission)).

6.10 Discounting by Banks

     If, on any occasion, a Bank has specified in a notice given by it to the Agent pursuant to paragraph (b) of Clause 6.4 (Notification to Banks) that it does not wish the Agent to arrange for the discounting of the Bills in question, such Bank shall not return such Bills to the Agent in accordance with Clause 6.7 (Acceptance of Bills) and if the conditions set forth in Clause 6.8 (Purchase or Discounting of Bills by Agent) have been complied with:

     (a) such Bills shall be deemed to have been so discounted at the EBDR notified pursuant to Clause 6.8 (Purchase or Discounting of Bills by Agent) (whether or not such Bank is able so to discount such Bills); and

     (b) such Bank shall, in relation to such Bills, pay to the Agent on the relevant Utilisation Date an amount equal to the amount which the Agent would have received had the Agent itself arranged for the discounting of such Bills at such EBDR (but after deducting and retaining for its own account all acceptance commission payable by the relevant Borrower to the Agent for the account of such Bank pursuant to Clause 6.12 (Acceptance Commission)).

6.11 Proceeds of Discounting

     The Agent will account to the relevant Borrower for all proceeds of discounting received by it pursuant to Clauses 6.8 (Purchase or Discounting of Bills by Agent), 6.9 (Transfer to Banks) and 6.10 (Discounting by Banks) and, if applicable, the purchase price payable by the Agent as principal pursuant to Clause 6.8 (Purchase or Discounting of Bills by Agent), but after deducting and paying to the Banks the acceptance commission payable to them pursuant to Clause 6.12 (Acceptance Commission) (to the extent not already deducted and retained by them pursuant to Clause 6.9 (Transfer to Banks) or Clause 6.10 (Discounting by Banks)).

6.12 Acceptance Commission

     The relevant Borrower whose Bills are accepted hereunder shall be obliged, on the day such Bills are accepted, to pay to the Agent for the account of each Bank which accepts its Bills under Clause 6.7 (Acceptance of Bills) an acceptance commission in Sterling at the applicable Acceptance Commission Rate on the face amount thereof and for the Tenor thereof.

7.   BILLS

7.1  Holding and completion of Bills

(a)  NG Company  shall  ensure  that the Agent has a  sufficient  stock of blank
     signed  Bills  for   distribution  to  the  Banks  before   delivering  any
     Utilisation Request for a Utilisation comprising Bills.

(b)  Each Bill shall:

     (i)  have the drawee left blank and be endorsed by NG Company in blank;

     (ii) be undated;

     (iii) have the Maturity Date and the face amount left blank; and

     (iv) be claused in a manner which complies with the Bank of England's requirements for Eligible Bills at the time it is drawn.

7.2  Completion and Rounding of principal amount of Bills

(a) NG Company hereby irrevocably authorises the Agent, having regard to the proposed Utilisation and the provisions of this Agreement:

     (i)  to issue and complete Bills on its behalf by:

          (A)  signing  and dating  such Bills with the issue date and  Maturity
               Date;

          (B)  inserting the name of the relevant Bank as drawee; and

          (C)  inserting the face amount of each Bill; and

     (ii) to deliver the same to the Bank on which it is drawn for acceptance.

(b) The Agent may round the principal amount of the relevant Bills to be accepted by each Bank to ensure that each Bill has a principal amount of not more than (pound)5,000,000.

7.3  Information relating to Bills

     NG Company shall, promptly on request by a Finance Party, supply to the Agent for that Finance Party any information relating to any Bill (including the underlying trade transaction for that Bill) as that Finance Party may reasonably require or which may be required by the Bank of England or any other fiscal or monetary authority in the United Kingdom.

7.4  Eligible Bills

     NG Company shall ensure that each Bill drawn by it and accepted by a Bank is eligible for rediscounting at the Bank of England (assuming that the relevant Bank is an Eligible Bank).

7.5  Custody of Bills

     The Agent and each Bank shall, as applicable:

     (a) hold all uncompleted bills delivered to it under this Clause 7 in safe custody;

     (b) advise NG Company, on request, of the number of uncompleted Bills held by it;

     (c) cancel any blank Bills held by it on the Final Maturity Date and return them to NG Company as soon as practicable after that date; and

     (d) not deal with any Bills delivered to it under this Agreement other than in accordance with the terms of this Agreement.

8.   REPAYMENT

8.1  Repayment of Facility A Advances

     Each Borrower will repay the Facility A Advances made to it in full on the Final Maturity Date by payment to the Agent for the relevant Bank.

8.2  Repayment of Facility B Advance and Facility D Advance

     Each relevant Borrower will repay each Facility B Advance and each Facility D Advance made to it in full on its Maturity Date by payment to the Agent for the relevant Bank. As Facility B and Facility D are available on a revolving basis, amounts repaid may be reborrowed subject to the terms of this Agreement. No Facility B Advance or Facility D Advance may be outstanding after the Final Maturity Date.

8.3  Repayment of Facility C Advances

(a) Each Borrower will repay each Facility C Advance made to it in full on its Maturity Date or, in the case of a Term-out Advance, its Final Maturity Date, by payment to the Agent for the relevant Bank. As Facility C is available on a revolving basis during the Facility C Availability Period, amounts repaid to a Bank may be reborrowed from that Bank during the Facility C Availability Period applicable to that Bank subject to the terms of this Agreement.

(b) At any time prior to the expiry of the Facility C Availability Period applicable to any Bank, any Borrower under Facility C may, by delivery of a duly completed Utilisation Request to the Agent (who shall send a copy to the Banks) elect to draw Term-out Advances under Facility C from all those Banks (but not some only) with a Facility C Availability Period expiring on the same date (pro rata to their Facility C Commitments) with a Final Maturity Date after the applicable Facility C Availability Period but no later than the third Anniversary. No Term-out Advance, once repaid or prepaid, may be reborrowed. Only one Term-out Advance can be borrowed from each Bank and, upon drawdown, the undrawn Facility C Commitment for that Bank (if any) will automatically be cancelled.

(c) No Facility C Advance, other than a Term-out Advance, may be outstanding to a Bank after expiry of the Facility C Availability Period then applicable to that Bank. No Term-out Advance may be outstanding after the third Anniversary.

8.4  Payment of Bills

     NG Company shall pay an amount equal to the principal amount of each Bill drawn by it on its Maturity Date by payment to the Agent for the relevant Bank.

9.   PREPAYMENT AND CANCELLATION

9.1  Automatic cancellation of Commitments

(a) The undrawn Facility A Commitment of each Bank shall be automatically cancelled on the last day of the Facility A Availability Period.

(b) The Facility B Commitment and the Facility D Commitment of each Bank shall be automatically cancelled at close of business on the last day of the Facility B Availability Period or Facility D Availability Period, as applicable.

(c) The undrawn Facility C Commitment of each Bank will be automatically cancelled on the last day of the Facility C Availability Period then applicable to that Bank.

9.2  Voluntary cancellation

(a) NGG may, by giving not less than five Business Days' prior notice to the Agent, cancel the unutilised portion of the Facility A Total Commitments in whole or in part (but, if in part, in a minimum amount of US$100,000,000 and an integral multiple of US$10,000,000). Any cancellation in part shall be applied against the Facility A Commitment of each Bank pro rata.

(b) NGG may, by giving not less than five Business Days' prior notice to the Agent, cancel the unutilised portion of the Facility B Total Commitments in whole or in part (but, if in part, in a minimum amount of US$25,000,000 and in integral multiples of US$5,000,000). Any cancellation in part shall be applied against the Facility B Commitment of each Bank pro rata.

(c) NGG may, by giving not less than five Business Days' prior notice to the Agent, cancel the unutilised portion of the Facility C Total Commitments in whole or in part (but, if in part, in a minimum amount of US$100,000,000 and an integral multiple of US$10,000,000). Any cancellation in part shall be applied against the Facility C Commitment of each Bank pro rata.

(d) NG Company may, by giving not less than five Business Days' prior notice to the Agent, cancel the unutilised portion of the Facility D Total Commitments in whole or in part (but, if in part, in a minimum amount of (pound)25,000,000 and an integral multiple of (pound)5,000,000). Any cancellation in part shall be applied against the Facility D Commitment of each Bank pro rata.

9.3  Prepayment of Advances and early payment of Bills

(a) Subject to Clause 26.2 (Other Indemnities), a Borrower may, by giving not less than five Business Days' notice to the Agent, prepay at any time the Advances comprised in any Utilisation made to it under any Facility in whole or in part (but, if in part, in a minimum amount and an integral multiple as follows:

     (i) in respect of a Utilisation under Facility A, a minimum Original Dollar Amount of US$100,000,000 and an integral multiple of an Original Dollar Amount of US$10,000,000 (or such other amount as NGG and the Agent may agree before the delivery of the relevant notice of prepayment);

    (ii) in respect of a Utilisation under Facility B a minimum Original Dollar Amount of US$25,000,000 and an integral multiple of an Original Dollar Amount of US$5,000,000 or an integral multiple of the amounts in the relevant Optional Currency agreed between NGG and the Agent before the delivery of that notice of prepayment (or such other amount as NGG and the Agent may agree before the delivery of that notice of prepayment);

   (iii) in respect of a Utilisation under Facility C, a minimum Original Dollar Amount of US$100,000,000 and an integral multiple of an Original Dollar Amount of US$10,000,000 (or such other amount as NGG and the Agent may agree before the delivery of the relevant notice of prepayment); and

    (iv) in respect of a Utilisation under Facility D (other than by way of Bills), a minimum Original Sterling Amount of (pound)25,000,000 and an integral multiple of an Original Sterling Amount of (pound)5,000,000 or an integral multiple of the amounts in the relevant Optional Currency agreed between NG Company and the Agent before the delivery of the relevant notice of prepayment (or such other amount as NG Company and the Agent may agree before the delivery of that notice of prepayment).

(b) Any voluntary prepayment made under paragraph (a) above will be applied against all the Advances comprised in the relevant Utilisation(s).

(c) NG Company may, by giving not less than five Business Days' prior notice to the Agent, prematurely comply with its obligations under Clause 8.4 (Payment of Bills).

9.4  Additional right of prepayment and cancellation

     Subject to Clause 26.2 (Other Indemnities), if any Obligor (the "affected Obligor") is required to pay any amount to a Bank under Clause 13 (Taxes) or Clause 15 (Increased Costs), NGG may, whilst the circumstances giving rise to the requirement continue, serve a notice of prepayment and cancellation on that Bank through the Agent. On the date falling five Business Days after the date of service of the notice:

     (a) the affected Obligor shall prepay any Advances made to it by that Bank (together with all other amounts payable by it to that Bank under this Agreement);

     (b) the affected Obligor shall immediately perform its obligations (if any) under Clause 8.4 (Payment of Bills) in respect of all outstanding Bills accepted by that Bank; and

     (c) if NGG has so elected in the notice delivered pursuant to this Clause 9.4, that Bank's Commitment shall be cancelled in full on the date of service of the notice.

9.5  Prepayment of Bills

     If, under the terms of this Agreement, NG Company prematurely complies with its obligations under Clause 8.4 (Payment of Bills) in respect of any Bill, then the amount payable by it shall be the principal amount of the Bill discounted on the basis of such normal commercial rates prevailing at the time of payment for Sterling deposits of an amount equal to the amount so paid for the period from the Business Day after the time of payment to the Maturity Date of the Bill as the Agent shall reasonably determine.

9.6  Mandatory Prepayment and Cancellation on Change of Control

     If any single person, or group of persons acting in concert (as defined in the City Code on Take- Overs and Mergers) acquires control (as defined in
     Section 416 of the Income and Corporation Taxes Act 1988) of NGG, then the Agent may, and shall if so directed by the Majority Banks, within 90 days after the occurrence of such event by notice in writing to NGG:

     (a) reduce the Total Facility A Commitments, Total Facility B Commitments and Total Facility C Commitments to the aggregate Original Dollar Amount of all outstanding Utilisations under those Facilities at the date of such notice and reduce the Total Facility D Commitments to the Aggregate Original Sterling Amount of all outstanding Utilisations under that Facility at the date of such notice; and/or

     (b)  declare that:

          (i) the Final Maturity Date for all Facilities shall be brought forward to the date falling 30 days after the date of such notice whereupon each reference in this Agreement to the Final Maturity Date (and each such period) shall be amended and construed accordingly;

         (ii) each Borrower's obligations under Clause 8 (Repayment) in respect of Advances and Bills outstanding on the date of such notice with Maturity Dates falling after the Final Maturity Date (as amended) shall be due and payable on the Final Maturity Date (as amended); and

        (iii) on the Final Maturity Date (as amended) the Total Commitments shall be cancelled and all other amounts accrued or otherwise outstanding under this Agreement shall be due and payable.

9.7  Mandatory Prepayment from Significant Cash Disposals

(a) NGG will notify the Agent not later than 60 Business Days after the date of receipt (a "Receipt Date") by any member of the Group of any Net Available Proceeds from any Significant Cash Disposals specifying the amount (the "Sterling Equivalent Proceeds" and, in respect of Significant Cash Disposals to which paragraph (a)(ii) below applies, the "Dollar Equivalent Proceeds") of such Net Available Proceeds (notionally converted into Sterling and/or Dollars, as applicable, at the Agent's Spot Rate of Exchange two Business Days prior to the date of that notice) whereupon:

     (i) in the case of any Significant Cash Disposal (other than a Significant Cash Disposal to which paragraph (a)(ii) or paragraph (a)(iii) below applies):

          (A) an amount up to an aggregate amount during the life of the Facilities of (pound)400,000,000 of the Sterling Equivalent Proceeds of such Significant Cash Disposals may be retained by the Group for use for general corporate purposes (so that, accordingly, any Net Cash Proceeds of Significant Cash Disposals applied in accordance with paragraph (b) below of this Clause 9.7 will not count towards the (pound)400,000,000 amount); and

          (B) thereafter, an amount equal to 50 per cent. of all further Sterling Equivalent Proceeds from any such Significant Cash Disposal will be applied in mandatory prepayment or reduction of the Facilities in accordance with the provisions of paragraph (b) below;

     (ii) in the case of any Significant Cash Disposal of all or any part of shares in or assets of the NEES Group (other than a Significant Cash Disposal to which paragraph (a)(iii) below applies):

          (A) an amount up to an aggregate amount during the life of the Facilities of US$50,000,000 of the Dollar Equivalent Proceeds of such Significant Cash Disposals may be retained by the Group for use for general corporate purposes; and

          (B) thereafter 100 per cent. of all further Dollar Equivalent Proceeds from any such Significant Cash Disposal will be applied in mandatory prepayment or reduction of the Facilities in accordance with the provisions of paragraph (b) below;

    (iii) in the case of any Significant Cash Disposal by way or as part of the securitisation of any assets of any member of the Group 100 per cent. of the Net Available Proceeds of such securitisation will be applied in mandatory prepayment and reduction of the Facilities in accordance with paragraph (b) below.

(b) Any application by way of mandatory prepayment pursuant to paragraph (a) above shall be made within 90 days after the Receipt Date by application of an amount equal to the relevant portion of the Sterling Equivalent Proceeds or Dollar Equivalent Proceeds, and will be applied as follows:

     (i) in the case of Significant Cash Disposals of assets other than of assets of NG Company, a Regulated UK Subsidiary or any member of the NEES Group, in such proportions as NGG may elect:

          (A) in permanent reduction of Facility A Total Commitments and, to the extent necessary, in permanent prepayment of Facility A Advances;

          (B) in permanent reduction of Facility C Total Commitments and, to the extent necessary, in permanent prepayment of Facility C Advances; or

          (C)  in permanent prepayment of Term-out Advances; and

    (ii) in the case of any Significant Cash Disposals by NG Company or by any Regulated UK Subsidiary in permanent reduction and prepayment of any outstanding Financial Indebtedness of NG Company or of such Regulated UK Subsidiary, as the case may be which was not incurred in contemplation of the disposal; and

   (iii)  in the case of  Significant  Cash  Disposals by any member of the NEES
          Group:

          (A) in permanent reduction and prepayment of any outstanding Financial Indebtedness of such member of the NEES Group required to be repaid as a result of the disposal and which was not incurred in contemplation of the disposal; and

          (B)  thereafter, in accordance with paragraph (b)(i) above.

(c)  Where:

     (i) a Borrower is not able to apply any of the Net Cash Proceeds from any Significant Cash Disposal in mandatory prepayment or reduction of the Facilities in accordance with paragraph (b) above within 90 days after the Receipt Date; or

    (ii) a Borrower elects, where so permitted by this Clause, to apply any of the Net Cash Proceeds from a Significant Cash Disposal in prepayment of any Financial Indebtedness of the Borrower other than Financial Indebtedness under this Agreement, then, and for the purposes of paragraph (c)(i) above until such time as those Net Cash Proceeds are so applied,

   (iii) that will not, in itself, be an Event of Default under this Clause 9.7; and

    (iv)  the Financial  Indebtedness  Limits set out in paragraph (d) of Clause
          20.15 (Restrictions on Subsidiary Financial Indebtedness) will be rateably reduced by an amount equivalent to the amount of those Net Cash Proceeds to which paragraph (i) or (ii) above apply.

(d) This Clause 9.7 will cease to apply on and after the date on which the Original Dollar Amount of the Total Commitments (whether or not drawn) is equal to or less than US$1,250,000,000 (calculated by reference to the Agent's Spot Rate of Exchange on the relevant date of calculation).

9.8 Mandatory Cancellation and Prepayment on Termination of NEES Acquisition Agreement

     If the NEES Acquisition Agreement is terminated for any reason the Total Facility A Commitments and Total Facility C Commitments will be deemed to be cancelled in full and permanently on the date of termination of the NEES Acquisition Agreement and the relevant Borrower will promptly repay all Term-out Advances drawn as at that date on or before the next Interest Payment Date.

9.9  Mandatory Prepayment and Cancellation for Subsidiary Financial Indebtedness

     If, at any time after the date falling six months after the NEES Acquisition Completion Date the level of Financial Indebtedness to which paragraph (d) of Clause 20.15 (Restrictions on Subsidiary Financial Indebtedness) applies incurred by any Subsidiaries to which sub-paragraph
     (ii) of that Clause applies, exceeds the Financial Indebtedness Limit applicable from time to time to those Subsidiaries then the Agent may, and will if so directed by the Majority Banks, by notice in writing to NGG:

     (a) permanently cancel and reduce the Total Facility A Commitments and/or the Total Facility C Commitments by an amount equal to the amount by which the Financial Indebtedness of those Subsidiaries exceeds the then applicable Financial Indebtedness Limit; and

     (b) to the extent necessary to ensure that outstandings do not exceed the relevant Commitments as so reduced, require the relevant Borrower to prepay Facility A Advances and/or Facility C Advances within 90 days of the date of that notice.

9.10 Miscellaneous provisions

(a) Any notice of cancellation and/or prepayment under this Agreement shall be irrevocable and the Agent shall notify the Banks promptly of receipt of any such notice.

(b) All prepayments under this Agreement shall be made together with accrued interest up to and including the date of prepayment on the amount prepaid and any other amounts due under this Agreement in respect of that prepayment (including, but not limited to, any amounts payable under Clause 26.2 (Other Indemnities) if not made on an Interest Date or Maturity Date (as appropriate) in respect of the relevant Advance(s) or Bill(s).

(c) No cancellation or prepayment is permitted except in accordance with the express terms of this Agreement.

(d) Amounts prepaid under this Agreement in respect of Facility A Advances or Term-out Advances may not subsequently be re-borrowed. Subject thereto and to the terms of this Agreement, any amount prepaid under Clause 9.3 (Prepayment of Advances and early payment of Bills) but not under any other provision of this Agreement may be reborrowed under any other provision of this Agreement. Any Commitment cancelled may not subsequently be reinstated.

10.  INTEREST

10.1 Selection of Interest Periods for Facility A Advances and Term-out Advances

     The life of each Facility A Advance and of each Term-out Advance is divided into successive periods (each an "Interest Period") for the calculation of interest. The first Interest Period of each such Advance will be the period selected in the Utilisation Request for that Advance. Each subsequent Interest Period will be the period selected by the relevant Borrower in an Interest Period Selection Notice received by the Agent not later than 4.30 p.m. on the third Business Day before the end of the then current Interest Period being, subject to Clause 2.5 (Primary Syndication Period), 1, 2, 3, or 6 months or, in any case, such other period as the relevant Borrower and all the Banks may agree from time to time or, if no notice from the relevant Borrower (or NGG) is received by the Agent, one month.

10.2 Interest rate for all Advances

     The rate of interest applicable to each Facility A Advance and Term-out Advance for each of their Interest Periods and to each Facility B Advance, Facility C Advance (other than a Term-out Advance) and Facility D Advance for each of their Terms is the rate per annum determined by the Agent to be the aggregate of:

     (i)  the Applicable Margin;

    (ii)  LIBOR; and

   (iii)  the Reserve Asset Costs.

10.3 Due dates

     Except as otherwise provided in this Agreement, accrued interest on each Advance is payable by the relevant Borrower:

     (a) in the case of a Facility A Advance or a Term-out Advance, on each Interest Date applicable to that Advance; and

     (b) in the case of a Facility B Advance, a Facility C Advance (other than a Term-out Advance) or a Facility D Advance, on its Maturity Date, and also, in the case of an Advance with an Interest Period or a Term longer than 6 months, at 6 monthly intervals after its Utilisation Date for so long as the Interest Period or Term is outstanding.

10.4 Default interest

(a) If an Obligor fails to pay any amount payable by it under this Agreement (an "overdue amount"), it shall forthwith on demand by the Agent pay default interest on the overdue amount from the due date until the date of actual payment, as well after as before judgment, at a rate (the "default rate") determined by the Agent to be 1 per cent. per annum above the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Facility A Advance in the currency of the overdue amount for such successive Interest Periods or Terms of such duration as the Agent may determine (each a "Default Term").

(b) The default rate will be determined on the first day of, or two Business Days before the first day of, the relevant Default Term, as appropriate.

(c) If the Agent determines that deposits in the currency of the overdue amount are not at the relevant time being made available by the Reference Banks to leading banks in the London interbank market, the default rate will be determined by reference to the cost of funds to the Agent from such sources as it reasonably may select.

(d)  Default interest will be compounded at the end of each Default Term.

10.5 Notification of rates of interest

     The Agent shall promptly notify each relevant Party of the determination of a rate of interest under this Agreement.

10.6 Applicable Margin and Acceptance Commission Rate

(a) The Applicable Margin for a Facility A Advance, a Facility B Advance and a Facility C Advance will be 0.575 per cent. per annum, unless adjusted in accordance with this Clause 10.6.

(b) The Applicable Margin and Acceptance Commission Rate for a Facility D Advance will be 0.525 per cent. per annum, unless adjusted in accordance with this Clause 10.6.

(c) If on the first day of an Interest Period or Term falling on or after the NEES Acquisition Completion Date:

     (i) the long term senior unsecured credit rating assigned to, or to any issue of or guaranteed by, NGG by:

          (A)  Moody's, is A2 or higher; or

          (B)  S&P, is A or higher; and

     (ii) the Original Dollar Amount of the Total Commitments at any time is within the ranges set out in Column 1 below, the Applicable Margin and Acceptance Commission Rate for each such Interest Period or Term will be reduced to the percentage figure set out opposite the relevant range in Column 2 or Column 3 below, as applicable:


Column 1                                 Column 2                  Column 3
Total Commitments              Facility A, Facility B, and        Facility D
                                        Facility C             Applicable Margin
                                    Applicable Margin           and Acceptance
                                                                Commission Rate

Less than or equal to                 0.50 per cent.            0.45 per cent.
US$2,205,000,000 but greater
than US$1,575,000,000

Less than or equal to                0.425 per cent.            0.375 per cent.
US$1,575,000,000

(d)  If at any time:

     (i) after the NEES Acquisition Completion Date a long term senior unsecured credit rating is not assigned to, or to any issue of or guaranteed by, NGG by either Moody's or S&P; or

     (ii) an Event of Default has occurred which is continuing,

     the Applicable Margin and Acceptance Commission Rate for all Facility A, Facility B and Facility C Advances will be 0.575 per cent per annum and for all Facility D Utilisations will be 0.525 per cent. per annum.

(e) Promptly after becoming aware of the same, NGG shall inform the Agent in writing if any of the circumstances contemplated by paragraph (d) above arises.

(f)  In this Clause 10.6:

     (i) a reference to an "issue of or guaranteed by" NGG is a reference to an issue where the rating is based primarily on the senior unsecured credit risk of NGG; and

     (ii) if at any time Moody's or S&P assigns more than one long term senior unsecured credit rating to NGG, or to issues of or guaranteed by NGG, only the lowest such rating shall be taken into account.

10.7 Forward-Sterling Advances

     Any Bank may elect by notice to the Agent at the time that Bank becomes a party to this Agreement or at the time that Bank changes its Facility Office that Sterling Advances made by it out of a Facility Office outside the UK be treated as forward-Sterling Advances (with a Rate Fixing Day two Business Days prior to the first day of the Term of the Advance concerned).

11.  OPTIONAL CURRENCIES

11.1 Selection

Advances may only be denominated in an Optional Currency if they are borrowed under Facility B or Facility D. No Borrower may request an Advance denominated in an Optional Currency (other than Dollars, Sterling or Euros) unless the Agent has confirmed to the Borrower that the Optional Currency is readily available and freely transferable in the London foreign exchange market.

11.2 Non-availability of Currency

     If:

     (a) before 9.00 a.m. on any Rate Fixing Day for any Advance to be denominated in an Optional Currency, the Agent receives notice from a Bank that it is impracticable for that Bank to fund its required Advance in that Optional Currency for its requested Term in the ordinary course of business in the relevant interbank market; or

     (b) the use of the proposed Optional Currency would or might contravene any law or regulation,

     then:

     (i) the Agent shall promptly (and in any event before 10.00 a.m. on that Rate Fixing Day) notify the relevant Borrower and the Banks;

     (ii) unless NGG or, in the case of Facility D, NG Company, and the Agent otherwise agree, the requested Advances will be denominated instead in Dollars (in the case of Facility B Advances) or in Sterling (in the case of Facility D Advances), in an amount equal to the Original Dollar Amount or the Original Sterling Amount, as applicable, of the requested Advances in the Optional Currency.

11.3 Notification of rates and amounts

(a) If an Advance is to be drawn down in an Optional Currency, the amount thereof shall be determined by converting the Original Dollar Amount thereof (if it is a Facility B Advance) or the Original Sterling Amount thereof (if it is a Facility D Advance) into that Optional Currency on the basis of the Agent's Spot Rate of Exchange on the date of receipt by the Agent of the Utilisation Request for that Advance.

(b) If an Advance is to be repaid or prepaid by reference to an Original Dollar Amount or an Original Sterling Amount, the amount of Optional Currency to be repaid or prepaid shall be determined by reference to the Agent's Spot Rate of Exchange last used for determining the Optional Currency amount of that Advance under paragraph (a) above.

(c) The Agent shall notify each relevant Party of any applicable Agent's Spot Rate of Exchange or Original Dollar Amount or Original Sterling Amount, as applicable, promptly after it has ascertained the same.

12.  PAYMENTS

12.1 Place

     Except where expressly provided to the contrary, all payments by an Obligor or a Bank under this Agreement shall be made to the Agent to its account at such office or bank in the principal financial centre of the country of the relevant currency (or, in the case of Euros, the principal financial centre of a Participating Member State or London) as it may notify to that Obligor or Bank for this purpose.

12.2 Funds

     Payments under this Agreement to the Agent shall be made for value on the due date at such times and in such funds as the Agent may specify to the Party concerned as being customary at the time for the settlement of transactions in the relevant currency in the place for payment.

12.3 Distribution

(a) Each payment received by the Agent under this Agreement for another Party shall, subject to paragraphs (b) and (c) below, be made available by the Agent to that Party by payment (on the date and in the currency and funds of receipt) to its account with such bank in the principal financial centre of the country of the relevant currency (or, in the case of Euros, the principal financial centre of Participating Member State or London) as it may notify to the Agent for this purpose by not less than 5 Business Days' prior notice or, in the case of a Borrower, in the relevant Utilisation Request.

(b) The Agent may apply any amount received by it for an Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from an Obligor under this Agreement or in or towards the purchase of any amount of any currency to be so applied.

(c) Where a sum is to be paid under this Agreement to the Agent for the account of another Party, the Agent is not obliged to pay that sum to that Party until it has established that it has actually received that sum. Unless the Agent receives not less than one Business Day's written notice that a sum to be paid under this Agreement will not be paid, it may assume that the sum has been paid to it in accordance with this Agreement and, in reliance on that assumption, make available to that Party a corresponding amount. If the sum has not been made available, but the Agent has paid a corresponding amount to another Party, that Party shall forthwith on demand refund the corresponding amount to the Agent together with interest on that amount from the date of payment to the date of receipt, calculated at a rate determined by the Agent to reflect its cost of funds.

(d)  If on any Utilisation Date:

     (i) a Bank is required to participate in an Advance pursuant to Clause 5 (Availability of Advances) or accept Bills pursuant to Clause 6 (Availability of the Bill Facility); and

     (ii) a payment is due to that Bank pursuant to Clause 8 (Repayment), then the Agent shall (without prejudice to the obligations of the relevant Borrower under Clause 8 (Repayment)) apply the amount payable by such Bank to the Agent for the account of the relevant Borrower on that Utilisation Date in or towards satisfaction of the amount payable by the relevant Borrower to such Bank on such Utilisation Date pursuant to Clause 8 (Repayment). The Agent shall advise NGG, the relevant Borrower and each such Bank of the net amount, if any, due from one party to the other after the application of funds as aforesaid and such net amount due shall be paid by the relevant Borrower or the relevant Bank(s), as the case may be, on such date.

12.4 Currency

(a) (i) A repayment or prepayment of an Advance is payable in the currency in which the Advance is denominated.

    (ii) Interest is payable in the currency in which the relevant amount in respect of which it is payable is denominated.

   (iii) Amounts payable in respect of costs, expenses, taxes and the like are payable in the currency in which they are incurred.

    (iv) Any other amount payable under this Agreement is, except as otherwise provided in this Agreement, payable in Sterling.

     (v) Any amount payable under this Agreement in the currency of a Participating Member State will be paid in Euros.

(b) If a change in any currency of a country occurs in a manner different to that expressly contemplated in this Agreement, this Agreement will be amended to the extent the Agent and NGG agree (such agreement not to be unreasonably withheld) to be necessary to reflect the change in currency and to put the Banks and the Obligors in the same position, as far as possible, that they would have been in if no change in currency had occurred.

12.5 Set-off and counterclaim

     All payments made by an Obligor under this Agreement shall be made without set-off or counterclaim.

12.6 Non-Business Days

(a) If a payment under this Agreement is due on a day which is not a Business Day, the due date for that payment shall instead be the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not). If, however, the extension of the due date would mean that a Bill would have a Tenor of more than 187 days, then the due date for that payment shall instead be the preceding Business Day.

(b) During any extension of the due date for payment of any principal under this Agreement interest is payable on the principal at the rate payable on the original due date.

12.7 Partial payments

(a) If the Agent receives a payment insufficient to discharge all the amounts then due and payable by the Obligors under the Finance Documents the Agent shall apply that payment towards the obligations of the Obligors under the Finance Documents in the following order:

     (i) first, in or towards payment pro rata of any unpaid costs, fees and expenses of the Agent under this Agreement;

    (ii) secondly, in or towards payment pro rata of any accrued fees due but unpaid under Clauses 23.1 (Front-end fee), 23.2 (Commitment fee), and
          23.3 (Term-out Fee and Facility C Availability Extension Fee);

   (iii) thirdly, in or towards payment pro rata of any accrued interest due but unpaid under this Agreement;

    (iv) fourthly, in or towards payment pro rata of any principal due but unpaid under this Agreement; and

     (v) fifthly, in or towards payment pro rata of any other sum due but unpaid under this Agreement.

(b) The Agent shall, if so directed by all the Banks, vary the order set out in paragraphs (a)(ii) to (v) inclusive above.

(c) Paragraphs (a) and (b) above shall override any appropriation made by an Obligor.

13.  TAXES

13.1 Gross-up

(a) For the purposes of this Clause 13, "tax" and "taxes" in relation to any payment to be made by an Obligor under the Finance Documents means any present or future taxes of any nature now or subsequently imposed by the laws of:

     (i)  the United Kingdom;

    (ii) any other jurisdiction from which, or through which, such payment is made or to the taxation laws of which the relevant Obligor is at the time of such payment subject;

   (iii) any political sub-division of the United Kingdom or any such other jurisdiction; or

    (iv) any federation or association of states of which the United Kingdom or any such other jurisdiction is, at the time of such payment, a member.

(b) All payments by an Obligor under the Finance Documents to a Finance Party shall be made without any deduction, and free and clear of and without deduction or withholding for or on account of any taxes, except to the extent that the Obligor is required by law to deduct or withhold taxes from any amounts payable or paid or to make payment subject to any taxes. If any tax or amounts in respect of tax must be deducted, or any other deductions must be made, from any amounts payable or paid by an Obligor, or paid or payable by the Agent to a Bank, under the Finance Documents, the Obligor shall pay such additional amounts as may be necessary to ensure that the relevant Bank receives a net amount equal to the full amount which it would have received had payment not been made subject to tax or other deduction.

13.2 Tax receipts

     All taxes required by law to be deducted or withheld by an Obligor from any amounts paid or payable under the Finance Documents shall be paid by the relevant Obligor when due (unless the obligation to pay any such tax is being disputed in good faith) and the Obligor shall, within 15 days of the payment being made, deliver to the Agent for the relevant Bank evidence satisfactory to that Bank (including all relevant tax receipts) that the payment has been duly remitted to the appropriate authority.

13.3 Qualifying Bank

(a) In respect of amounts payable by an Obligor, if otherwise than as a result of the introduction of, change in, or change in the interpretation, administration or application of, any law or regulation or any practice or concession of the United Kingdom Inland Revenue occurring after the date of this Agreement, a Bank is not or ceases to be a Qualifying Bank, no Obligor is liable to pay to that Bank under Clause 13.1 (Gross-up) any amount in respect of taxes levied or imposed by the United Kingdom or any taxing authority of or in the United Kingdom in excess of the amount it would have been obliged to pay if that Bank was not or had not ceased to be a Qualifying Bank.

(b) On the date of this Agreement, each Bank which is a party on that date warrants, and each Bank which becomes a Party after the date hereof shall warrant on the date upon which it becomes a Party, that it is a Qualifying Bank. If for whatever reason a Bank ceases to be a Qualifying Bank it shall immediately notify the Agent and NGG in writing.

(c) Each Bank undertakes, as soon as reasonably practicable after the Signing Date or, as applicable, the date upon which it becomes a Party to this Agreement, where requested in writing by an Obligor to do so, to complete and file, or to provide such information as NGG reasonably requests in order to complete and file, any declaration, claim, exemption or other form, which it is able to complete and file or, in the case of information, to provide, as may be required to ensure that an Obligor is not required to pay any additional amount pursuant to paragraph (b) of Clause 13.1 (Gross-up).

13.4 Collecting Agents Rules

Each Bank represents to the Agent that, in the case of a Bank which is an original signatory to this Agreement, on the Signing Date and, in the case of a Bank which becomes a Bank after the date of this Agreement, on the date it becomes a Bank, in relation to the Facilities, it is:

     (a)  either:

          (i) not resident in the United Kingdom for United Kingdom tax purposes; or

          (ii) a bank as defined in section 840A of the Income and Corporation Taxes Act 1988 and resident in the United Kingdom; and

     (b) beneficially entitled to the principal and interest payable by the Agent to it under this Agreement,

     (or, if it is not able to make those representations, will ensure that it assigns, transfers or novates its rights in respect of each Advance then made (or, if made later, when made) to an entity in respect of which both representations are correct) and, if it is able to make those representations on the Signing Date or the date it becomes a Bank, shall forthwith notify the Agent if either representation ceases to be correct.

13.5 Tax Credits

(a)  If an Obligor pays any  additional  amount (a "Tax  Payment")  under Clause
     13.1 (Gross-up) and a Bank effectively obtains a refund of tax, or relief or credit against tax, by reason of that Tax Payment (a "Tax Credit") and is able to identify the Tax Credit as being attributable to the Tax Payment, then it shall reimburse to the relevant Obligor such amount as the Bank reasonably determines (in its absolute discretion) to be the proportion of the Tax Credit as will leave it, after that reimbursement, in no better or worse position than it would have been in if the Tax Payment had not been required. Each Bank shall have an absolute discretion as to whether to claim any Tax Credit and, if it does so claim, the extent, order and manner in which it does so. No Bank shall be obliged to disclose any information regarding its tax affairs or computations to any Obligor in respect of any provision of this Agreement or otherwise.

(b) If any Bank makes any payment to an Obligor pursuant to paragraph (a) above and that Bank subsequently determines that the credit, relief, remission or repayment in respect of which such payment was made was not available to it or has been withdrawn from it or that it was unable to use such credit, relief, remission or repayment in full, the Obligor shall reimburse that Bank to the extent (but not exceeding the relevant payment by that Bank under paragraph (a) above) that it determines to have been required to place it in the same after-tax position as it would have been in if such credit, relief, remission or repayment had been obtained and fully used and retained by that Bank.

13.6 U.S. Taxes

(a) No U.S. Borrower shall be required to pay any additional amount pursuant to Clause 13.1 (Gross-up) in respect of United States taxes (including, without limitation, federal, state, local or other income taxes), branch profits or franchise taxes with respect to a sum payable by it pursuant to this Agreement to a Finance Party if:

     (i) on the date such Bank becomes a Party to this Agreement or has designated a new Facility Office:

          (1) in the case of a Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the U.S. Code), such Bank is not entitled to submit a United States Internal Revenue Service Form 1001 (relating to such Bank and entitling it to a complete exemption from withholding on all interest payable to it pursuant to this Agreement) or a Form 4224 (relating to interest payable to such Bank pursuant to this Agreement) (or any successor forms) with respect to interest payable pursuant to this Agreement; or

          (2) in the case of a Bank which is a United States person (as such term is defined in Section 7701(a)(30) of the U.S. Code), Clause
               13.1 (Gross-up) would apply (other than as a result of the introduction of, suspension, withdrawal or cancellation of, or change in the official interpretation, administration or official application of, any law, regulation having the force of law, tax treaty or any published practice or published concession of the United States Internal Revenue Service or any other relevant taxing or fiscal authority in any jurisdiction with which the relevant Bank has a connection, occurring after the date the Bank becomes a Party to this Agreement or has designated a new Facility Office); or

     (ii) such Bank has failed to provide the Borrower with the appropriate form, certificate or other information with respect to such sum payable that it was required to provide pursuant to paragraph (b) or
          (c) below and is entitled to file under applicable law; or

    (iii) such Bank is subject to such tax by reason of any connection between the jurisdiction imposing such tax and the Bank or its Facility Office other than a connection arising solely from this Agreement or any transaction contemplated hereby.

(b) If a Bank is not a United States person (as such term is defined in Section 7701(a)(30) of the U.S. Code) it shall (if and to the extent that it is entitled to do so under applicable law) submit, as soon as reasonably practicable after a U.S. Borrower becomes a Party to this Agreement or designated a new Facility Office, in duplicate to each U.S. Borrower duly completed and signed copies of either United States Internal Revenue Service Form 1001 (or, such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) (relating to such Bank and entitling it to a complete exemption from withholding on all amounts (to which such withholding would otherwise apply) to be received by such Bank, including fees, pursuant to this Agreement in connection with any borrowing by such U.S. Borrower) as a result of a tax treaty concluded with the United States or United States Internal Revenue Service Form 4224 (relating to all amounts (to which such withholding would otherwise apply) to be received by such Bank, including fees, pursuant to this Agreement in connection with any borrowing by such U.S. Borrower). Thereafter and from time to time upon the reasonable request of a U.S. Borrower, such Bank shall (if and to the extent that it is entitled to do so under applicable law) submit to such U.S. Borrower such additional duly completed and signed copies of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxation authorities) or any additional information, in each case as may be required under then current United States law or regulations to claim the inapplicability of or exemption from United States withholding taxes on payments in respect of all amounts (to which such withholding would otherwise apply) to be received by such Bank, including fees, pursuant to this Agreement in connection with any borrowing by such U.S. Borrower.

(c) If a Bank is a United States person (as such term is defined in Section 7701(a)(30) of the U.S. Code) it shall, as soon as reasonably practicable after a U.S. Borrower becomes a Party to this Agreement or designates a new Facility Office, and thereafter upon the reasonable request of a U.S. Borrower, submit in duplicate to such U.S. Borrower a certificate to the effect that it is such a

     United States person and shall (if and to the extent that it is entitled to do so under applicable law) upon the reasonable request of a U.S. Borrower submit any additional information that may be necessary to avoid United States withholding taxes on all payments, including fees, (to which such withholding would otherwise apply) to be received pursuant to this Agreement in connection with any borrowing by such U.S. Borrower.

14.  MARKET DISRUPTION

14.1 Advances

(a) If LIBOR is to be determined by reference to Reference Banks but a Reference Bank does not supply an offered rate by 11.15 a.m. on a Rate Fixing Day, the applicable LIBOR shall, subject to paragraph (b) below, be determined on the basis of the quotations of the remaining Reference Banks.

(b)  If, in relation to any proposed Utilisation comprising Advances:

     (i) LIBOR is to be determined by reference to Reference Banks but no, or only one, Reference Bank supplies a rate for the purposes of determining the applicable LIBOR or the Agent otherwise determines that adequate and fair means do not exist for ascertaining the applicable LIBOR; or

     (ii) the Agent receives notification from Banks participating in more than 50 per cent. in value of the proposed Advances that, in their opinion:

          (A) matching deposits may not be available to them in the London interbank market in the ordinary course of business to fund their Advances for the relevant Interest Period or Term; or

          (B) the cost to them of matching deposits in the London interbank market would be in excess of LIBOR for the relevant Interest Period or Term,

     then the Agent shall promptly notify NGG, any other relevant Borrower and the relevant Banks of the fact and that this Clause 14.1 is in operation.

(c)  After any notification under paragraph (b) above:

     (i) the relevant Borrower and the Banks may (through the Agent) agree that the Advances comprised in the Utilisation shall not be made; or

     (ii) in the absence of such agreement:

          (A)  the Advances shall still be made;

          (B) the Interest Period or Term of each relevant Advance shall be one week during the Primary Syndication Period and thereafter one month;

          (C) during the Interest Period or Term of each Advance the rate of interest applicable to that Advance shall be the Applicable Margin plus the applicable Reserve Asset Costs plus the rate per annum notified by the relevant Bank to the Agent before the last day of that Interest Period or Term to be that which expresses as a percentage rate per annum the cost to the Bank of funding its Advance from whatever sources it may reasonably select;

          (D) during the relevant Interest Period or Term of each Advance, NGG, any other relevant Borrower and the Agent shall enter into negotiations for a period of not more than 30 days with a view to agreeing a substitute basis for determining the rate of interest and/or funding applicable to any future Advances to be denominated in the currency of the affected Advances for the duration agreed at the time of determining the substitute basis; and

          (E) any substitute basis agreed under paragraph (D) above shall be, with the prior consent of all the Banks, binding on all the Parties.

14.2 Bills

(a) If the Agent is not able to determine the EBDR on any relevant Utilisation Date by reference to all the Reference Banks, the Agent shall be entitled to determine the EBDR on the basis of the quotations of the remaining Reference Banks.

(b)  If, in relation to any Bills:

     (i) no Reference Bank supplies a rate for determining the applicable EBDR or the Agent otherwise determines that adequate and fair means do not exist for ascertaining the applicable EBDR; or

     (ii) the Agent determines that the Bills do not comply with the then current Bank of England regulations for Sterling bankers' acceptances,

     the Agent shall by 11.30 a.m. on the relevant Utilisation Date promptly notify NG Company and the relevant Banks of the fact and that this Clause is in operation.

(c)  After any notification under paragraph (b) above:

     (i)  the relevant Bills shall not be accepted;

    (ii) if the Agent receives a notice from NG Company by 12.30 p.m. on the relevant Utilisation Date, then Advances in Sterling shall be made to NG Company in an amount equal to the principal amount of Bills to be accepted and there shall be substituted in the definition of "LIBOR" (insofar as it applies to those Advances) in Clause 1.1 the time "1.00 p.m." instead of the time "11.00 a.m."; and

   (iii) in the case of paragraph (b)(i) above, no further Utilisation Requests for Bills may be delivered until the Agent notifies NG Company that it is once again able to determine the applicable EBDR.

15.  INCREASED COSTS

15.1 Increased costs

     (a) Subject to Clause 15.2 (Exceptions), NGG shall forthwith on demand by a Finance Party pay that Finance Party the amount of any increased cost incurred by it as a result of:

          (i) the introduction of, or any change in, or any change in the interpretation or application of, any law or regulation after the date of this Agreement;

         (ii) compliance with any regulation made after the date of this Agreement,

     (including any law or regulation relating to taxation or reserve asset, special deposit, cash ratio, liquidity or capital adequacy requirements or any other form of banking or monetary control).

     (b)  In this Agreement, "increased cost" means:

          (i) an additional cost incurred by a Finance Party or its Regulated Holding Company as a result of that Finance Party having entered into, or performing, maintaining or funding its obligations under, any Finance Document; or

         (ii) that portion of an additional cost incurred by a Finance Party or its Regulated Holding Company in making, funding or maintaining all or any advances comprised in a class of advances formed by or including the Advances made or to be made by it under this Agreement as is attributable to it making, funding or maintaining its Advances; or

        (iii) a reduction in any amount payable to a Finance Party or its Regulated Holding Company or the effective return to a Finance Party under this Agreement or on its capital; or

         (iv) the amount of any payment made by a Finance Party or its Regulated Holding Company, or the amount of interest or other return foregone by a Finance Party or its Regulated Holding Company, calculated by reference to any amount received or receivable by a Finance Party or any of its Regulated Holding Company from any other Party under this Agreement.

15.2 Exceptions

     Clause 15.1 (Increased costs) does not apply to any increased cost:

     (a)  compensated for by the payment of the Reserve Asset Cost; or

     (b) compensated for by the operation of Clause 13 (Taxes) or which would have been compensated for by operation of that Clause but for Clause
          13.3 (Qualifying Bank); or

     (c) attributable to any change in the rate of tax on the overall net income of a Finance Party or its Regulated Holding Company (or the overall net income of a division or branch of the Finance Party on its Regulated Holding Company) imposed in the jurisdiction in which its principal office or Facility Office is situated; or

     (d) incurred as a consequence of the implementation in whole or in part of the International Convergence of Capital Measurement and Capital Standards dated July 1988 and published by The Basle Committee on Banking Regulations and Supervisory Practices in the United Kingdom by notices issued by the Bank of England on or before the date of this Agreement; or

     (e) attributable to any implementation by any authority having jurisdiction over any of the Banks of the proposals contained in the matters set out in the EC Directive 93/6/EEC of 15th March, 1993, on the capital adequacy of investment firms and credit institutions.

16.  MITIGATION

     If any circumstances arise in relation to any Bank which would, or would upon the giving of notice, result in:

     (a) a demand for payment pursuant to Clause 15.1 (Increased costs) or the provisions of Clause 14 (Market Disruption) applying;

     (b) a cancellation of its Commitment pursuant to paragraph (b)(iii) of Clause 17 (Illegality); or

     (c) an increase in the amount of any payment to be made to it or for its account pursuant to Clause 13.1 (Gross-up),

     then, without in any way limiting, reducing or otherwise qualifying any relevant Obligor's obligations under any of the provisions referred to in paragraphs (a) to (c) above, the Bank will promptly upon becoming aware of the same notify the Agent thereof and, in consultation with the Agent, NGG and any other relevant Obligor, use reasonable endeavours to transfer its participation in the Facilities and its rights and obligations under this Agreement to another financial institution or Facility Office acceptable to the Agent, NGG and any other relevant Obligor and willing to participate as a Bank under this Agreement and otherwise take such steps as it considers reasonably open to it for a period not exceeding 30 days to mitigate the effects of those circumstances, unless, in the reasonable opinion of that Bank, such steps might have a material adverse effect upon the tax position, business, operations or financial condition, or be contrary to the banking policy, of that Bank. Nothing in this provision shall require a Bank to disclose any information as to its banking policy or any other matters which it regards as confidential or commercially sensitive.

17.  ILLEGALITY

     If it is or becomes unlawful in any jurisdiction for a Bank to give effect to any of its obligations as contemplated by this Agreement or to fund or maintain any Advance, then:

     (a)  the Bank may notify NGG (through the Agent) accordingly; and

     (b) (i) each Borrower shall forthwith prepay or repay any Advances made to it by that Bank together with all other amounts payable by it to that Bank under this Agreement on or before the last day permitted by the relevant law being, if possible, the Maturity Date for any Facility B Advance, Facility C Advance (other than a Term-out Advance) or Facility D Advance or the next Interest Date for a Facility A Advance or a Term-out Advance;

         (ii) each Borrower shall forthwith perform its obligations under Clause 8.4 (Payment of Bills) in respect of all outstanding Bills accepted by that Bank on or before the latest day permitted by the relevant applicable law being, if possible, the Maturity Dates for those Bills; and

        (iii) that Bank's Commitment shall be cancelled in full with effect from the date of the notification made under paragraph (a) above.

18.  GUARANTEE

18.1 Guarantee

(a)  Each  Guarantor   (other  than  an  NG  Company   Guarantor)   irrevocably,
     unconditionally and jointly and severally with each other Guarantor (other than an NG Company Guarantor):

     (i) as principal obligor, guarantees to each Finance Party prompt performance by each Borrower (other than itself) (each such Borrower, a "guaranteed party") of all its respective obligations under the Finance Documents;

    (ii) undertakes with each Finance Party that whenever a guaranteed party does not pay an amount when due under or in connection with any Finance Document, that Guarantor shall forthwith on demand by the Agent pay that amount as if that Guarantor instead of the relevant guaranteed party were expressed to be the principal obligor; and

   (iii)  indemnifies   each  Finance  Party  on  demand  against  any  loss  or
          liability suffered by it if any obligation guaranteed by that Guarantor is or becomes unenforceable, invalid or illegal.

(b) Each NG Company Guarantor irrevocably, unconditionally and jointly and severally with each other Guarantor:

     (i)  as  principal  obligor,   guarantees  to  each  Finance  Party  prompt
          performance by NG Company of all its respective obligations under the Finance Documents;

    (ii) undertakes with each Finance Party that whenever NG Company does not pay an amount when due under or in connection with any Finance Document, that Guarantor shall forthwith on demand by the Agent pay that amount as if that Guarantor instead of NG Company were expressed to be the principal obligor; and

   (iii)  indemnifies   each  Finance  Party  on  demand  against  any  loss  or
          liability suffered by it if any obligation guaranteed by that Guarantor is or becomes unenforceable, invalid or illegal.

18.2 Continuing guarantee

     This guarantee is a continuing guarantee and will extend to the ultimate balance of all sums payable by each guaranteed party under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

18.3 Reinstatement

     (a) Where any discharge (whether in respect of the obligations of any guaranteed party or any security for those obligations or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be restored on insolvency, liquidation or otherwise without limitation, the liability of that Guarantor under this Clause 18 shall continue as if the discharge or arrangement had not occurred.

     (b) The Agent may, on behalf of each other Finance Party, concede or compromise any claim that any payment, security or other disposition is liable to avoidance or restoration.

18.4 Waiver of defences

     The obligations of each Guarantor under this Clause 18 will not be affected by any act, omission, matter or thing which, but for this provision, would reduce, release or prejudice any of its obligations under this Clause 18 or prejudice or diminish those obligations in whole or in part, including (whether or not known to it or any Finance Party):

     (a) any time or waiver granted to, or composition with, any Obligor or other person;

     (b) the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

     (c) any incapacity or lack of powers, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person;

     (d) any variation (however fundamental) or replacement of a Finance Document or any other document or security so that references to that Finance Document in this Clause 18 shall include each variation or replacement;

     (e) any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security, to the intent that each Guarantor's obligations under this Clause 18 shall remain in full force and its guarantee be construed accordingly, as if there were no unenforceability, illegality or invalidity; or

     (f) any postponement, discharge, reduction, non-provability or other similar circumstance affecting any obligation of any Obligor under a Finance Document resulting from any insolvency, liquidation or dissolution proceedings or from any law, regulation or order so that each such obligation shall for the purposes of each Guarantor's obligations under this Clause 18 shall be construed as if there were no such circumstance.

18.5 Immediate recourse

         Each Guarantor waives any right it may have of first requiring any Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Guarantor under this Clause 18.

18.6 Appropriations

     Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:

     (a) refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be entitled to the benefit of the same; and

     (b) hold in a suspense account (bearing interest at a normal commercial rate as determined by the Agent) any moneys received from any Guarantor or on account of any Guarantor's liability under this Clause 18.

18.7 Non-competition

     Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, no Guarantor shall, after a claim has been made under this Clause 18 or by virtue of any payment or performance by it under this Clause 18:

     (a) be subrogated to any rights, security or moneys held, received or receivable by any Finance Party (or any trustee or agent on its behalf) or be entitled to any right of contribution or indemnity in respect of any payment made or moneys received on account of that Guarantor's liability under this Clause 18;

     (b) claim, rank, prove or vote as a creditor of any guaranteed party or its estate in competition with any Finance Party (or any trustee or agent on its behalf); or

     (c) receive, claim or have the benefit of any payment, distribution or security from or on account of any guaranteed party, or exercise any right of set-off as against any guaranteed party.

     Unless the Agent otherwise directs, each Guarantor shall hold in trust for and forthwith pay or transfer to the Agent for the Finance Parties any payment or distribution or benefit of security received by it contrary to this Clause 18.7.

18.8 Additional security

     This guarantee is in addition to and is not in any way prejudiced by any other security now or hereafter held by any Finance Party.

18.9 Limitation on guarantee of U.S. Guarantors

     Notwithstanding any other provision of this Clause 18, the obligations of each Guarantor incorporated in the United States (a "U.S. Guarantor") under this Clause 18 shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Bankruptcy Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect:

     (a)  to all  other  liabilities  of  such  U.S.  Guarantor,  contingent  or otherwise,  that are  relevant  under  the  Fraudulent  Transfer  Laws
          (specifically excluding, however, any liabilities of such U.S. Guarantor in respect of intercompany indebtedness to the Borrowers or Affiliates of the Borrowers to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such U.S. Guarantor hereunder); and

     (b) as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such U.S. Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such U.S. Guarantor and other Affiliates of the Borrowers of obligations arising under guarantees by such parties.

19.  REPRESENTATIONS AND WARRANTIES

19.1 Representations and warranties

     Subject to Clause 19.18 (Times for making representations and warranties), each Obligor makes the representations and warranties set out in this Clause 19 to each Finance Party (but, in the case of NG Company, only in respect of itself, the NG Company Subsidiaries and the NG Company Group, as applicable).

19.2 Status

(a) It is a limited liability company, duly incorporated and validly existing under the laws of the jurisdiction of its incorporation; and

(b) each member of the Group has the power to own its assets and carry on its business as it is being conducted.

19.3 Power and authority

     It has the power to enter into and perform, and has taken all necessary action to authorise the entry into, performance and delivery of, the Finance Documents to which it is or will be a party and the transactions contemplated by those Finance Documents.

19.4 Legal validity

     Each Finance Document to which it is or will be a party constitutes, or when executed in accordance with its terms will constitute, its legal, valid and binding obligation in accordance with its terms.

19.5 Non-conflict

     The entry into and performance by it of, and the transactions contemplated by, the Finance Documents do not and will not:

     (a) conflict with any applicable law or regulation or judicial or official orders;

     (b)  conflict with its constitutional documents;

     (c) conflict with any document which is binding upon it or any of its assets; or

     (d) result in the creation or imposition of any Security Interest on the assets of any member of the Group.

19.6 No default

     (a)  No  Event  of  Default  is   outstanding  or  would  result  from  any
          Utilisation; and

     (b) no other event is outstanding which constitutes (or, with the giving of notice, expiry of any applicable grace period, lapse of time, determination of materiality or the fulfilment of any other applicable condition or any combination of the foregoing, is reasonably likely to constitute) a default under any document which is binding on any member of the Group or any asset of any member of the Group to an extent or in a manner which is reasonably likely to have a material adverse effect on the financial condition of the Obligors (taken as a whole) or on the ability of the Obligors (taken as a whole) to perform their obligations under the Finance Documents (including, without limitation, the obligations of the Initial Borrowers under Clause
          20.19 (Group Financial covenants) and Clause 20.20 (NG Company Financial Covenants) and the obligations of the Guarantors under Clause 18 (Guarantee)).

19.7 Licences

     Each Obligor and each Principal Subsidiary is duly licensed by:

     (a)  the Secretary of State under Section 6(1)(b) of the  Electricity  Act;
          or

     (b)  the relevant authorities under any other applicable Energy Laws,

     to the extent that such licences are required for that Group member's business at the time.

19.8 Compliance with Licences and regulations

     Each Obligor and each Principal Subsidiary has complied with and is not in breach of any of its obligations (if any) under its Licences, the Electricity Act (save with the consent of the Director), the Grid Code, any regulation or other requirement of the Director or any other Energy Law in any such case applicable to it to an extent or in a manner which is reasonably likely materially and adversely to affect the ability of the Obligors (taken as a whole) to perform their obligations under the Finance Documents (including, without limitation, the obligations of the Initial Borrowers under Clause 20.19 (Group Financial covenants) and Clause 20.20 (NG Company Financial Covenants) and the obligations of the Guarantors under Clause 18 (Guarantee)).

19.9 Environmental matters

     Each Obligor and each Principal Subsidiary has or will at the relevant times have obtained all Environmental Approvals required in connection with its business and has at all times complied in all material respects with the terms of those Environmental Approvals and all other applicable Environmental Laws in each case where failure to do so is reasonably likely materially and adversely to affect the ability of the Obligors (taken as a whole) to perform their obligations under the Finance Documents (including, without limitation, the obligations of the Initial Borrowers) under Clause
     20.19 (Group Financial covenants) and Clause 20.20 (NG Company Financial Covenants) and the obligations of the Guarantors under Clause 18 (Guarantee).

19.10 Authorisations

     All authorisations required in connection with the entry into, performance and validity of, and the transactions contemplated by the Finance Documents have been obtained or effected (as appropriate) and are in full force and effect.

19.11 Accounts

(a) In the case of NGG, the audited consolidated accounts of the Group most recently delivered to the Agent (which, at the date of this Agreement, are the Original Group Accounts):

     (i) save as specified therein, have been prepared in accordance with accounting principles and practices generally accepted in the United Kingdom consistently applied; and

    (ii) give a true and fair view of the consolidated financial condition of the Group as at the date to which they were drawn up,

     and there has been no material adverse change in the consolidated financial condition of the Group since the date to which those accounts were drawn up.

(b) In the case of each Obligor (other than NGG), its audited accounts most recently delivered to the Agent:

     (i)  save as  specified  therein,  have been  prepared in  accordance  with
          accounting   principles  and  practices   generally  accepted  in  the
          jurisdiction in which it is incorporated consistently applied; and

    (ii) give a true and fair view of its financial condition as at the date to which they were drawn up,

     and there has been no material adverse change in the financial condition of that Obligor since the date to which those accounts were drawn up.

19.12 Litigation

     No litigation, arbitration or administrative proceedings are current or, to its knowledge, pending or threatened, which are reasonably likely, if adversely determined, to have a material adverse effect on the financial condition of the Group or the ability of the Obligors (taken as a whole) to perform their obligations under the Finance Documents (including, without limitation, the obligations of the Initial Borrowers under Clause 20.19 (Group Financial covenants) and Clause 20.20 (NG Company Financial Covenants) and the obligations of the Guarantors under Clause 18 (Guarantee)).

19.13 Information Package

(a) The factual information contained in the Information Package is to the best of NGG's and NG Company's knowledge and belief true and accurate in all material respects as at its date, opinions expressed about the Group in the Information Package were honestly held and all projections in the Information Package were based on assumptions considered to be reasonable in each case as at the date of which the Information Package speaks and all such information, opinions and assumptions were provided in good faith.

(b)  The Information Package did not omit at its date any information which made
     misleading  in  any  material  respect  any  factual   information  in  the
     Information Package.

(c) Nothing has occurred since the date of the Information Memorandum which renders the information contained in it untrue, or misleading in any material respect and which, if disclosed, could reasonably be expected to adversely affect the decision of a person considering whether to enter into this Agreement.

(d)  In this Clause 19.13 "Information Package" means:

     (i)  the Information Memorandum; and

    (ii) the financial model in relation to the Group and the NEES Group prepared by NGG (and including the assumptions on which such model was based).

19.14 Year 2000 Compliance

     Each Obligor and each Principal Subsidiary:

     (a) has taken and is taking all steps necessary to implement the requirements of the Director applicable to it (if any) relating to avoiding any adverse effects of the occurrence of the year 2000 on the capacity of any computer system, software or other equipment owned or, used by that Party which is critical to the business of the Group (taken as a whole) or, in the case of NG Company or any Regulated UK Subsidiary, to the NG Company Group (taken as a whole); and

     (b)  is  using  all  reasonable  endeavours  to  implement  the  Year  2000
          Strategy.

19.15 Borrowing Limits

     The borrowing of Advances or the drawing of Bills under this Agreement up to and including the maximum amount available to it under this Agreement will not, when borrowed or drawn, cause any limit on borrowings or, as the case may be, on the giving of guarantees (whether imposed by statute, regulation or agreement) or on the powers of its board of directors, applicable to it, to be exceeded.

19.16 ERISA

(a) Each member of the Controlled Group has fulfilled its obligations under the minimum funding standards of ERISA and the U.S. Code with respect to each Plan maintained by such member or any member of the Controlled Group to which such minimum funding standards apply.

(b) Each member of the Controlled Group is in compliance with the material applicable provisions of ERISA, the U.S. Code and any other applicable United States Federal or State law with respect to each Plan.

(c) No Reportable Event has occurred with respect to any Plan maintained by the Obligors or any member of the Controlled Group, and no steps have been taken to reorganise or terminate any such Plan or by the Obligors or any member of the Controlled Group to effect a complete or partial withdrawal from any Multi-Employer Plan.

(d)  No member of the Controlled Group has:

     (i) sought a waiver of the minimum funding standard under Section 412 of the U.S. Code in respect of any Plan;

    (ii) failed to make any contribution or payment to any Plan, or made any amendment to any Plan, and no other event, transaction or condition has occurred which has resulted or could result in the imposition of a lien or the posting of a bond or other security under ERISA or the U.S. Code; or

   (iii) incurred any material, actual liability under Title I or Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

19.17 U.S. Borrowers

(a) Each U.S. Borrower either (i) is not an investment company required to be registered under the United States Investment Company Act of 1940, as amended, or (ii) is exempt from the registration provisions of that Act pursuant to an exemption under that Act.

(b)  None of the  proceeds  of any  Advance  or Bill will be used,  directly  or indirectly by any Obligor, and whether immediately, ultimately or incidentally, for any purpose which results in a violation by any Obligor of the provisions of Regulations U, T or X.

(c) None of the Obligors nor any of their respective Subsidiaries are engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying "margin stock" within the meaning of such Regulation U.

(d) None of NGG nor any of its Subsidiaries is at the date of this Agreement subject to regulation as a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of PUHCA. Following the NEES Acquisition Completion Date, NGG will be a "holding company" and each of its Subsidiaries will be "subsidiary companies" within the meaning of PUHCA. Without limiting Clause
     19.10 (Authorisations), NGG and each of its Subsidiaries will be at all relevant times in compliance in all material respects with all applicable provisions of that Act and the rules, regulations and orders issued thereunder and no Utilisation will result in any breach or failure to comply with the applicable provisions of PUHCA and any applicable rules, regulations and orders issued thereunder.

19.18 Times for making representations and warranties

     The   representations   and   warranties   set  out  in  this   Clause   19
     (Representations and Warranties):

     (a)  in the case of an Obligor:

          (i) which is a Party on the date of this Agreement, are made by that Obligor on that date and, in the case of Clause 19.13 (Information Package), on the last day of the Primary Syndication Period; and

         (ii) which becomes a Party after the date of this Agreement, will, except in the case of Clause 19.13 (Information Package) be deemed to be made by that Obligor on the date it executes a Borrower Accession Agreement or Guarantor Accession Agreement as the case may be; and

     (b) (except in the case of Clause 19.13 (Information Package) and, after 31st March 2000, Clause 19.14 (Year 2000 Compliance)) are deemed to be repeated by the relevant Borrower and each Guarantor of that Borrower on the date of each Utilisation Request, on each Utilisation Date and on the first day of each Interest Period or Term, as the case may be, with reference to the facts and circumstances then existing, provided that NG Company only makes and will only be deemed to repeat each such representation and warranty with respect to itself, the Regulated UK Subsidiaries and the NG Company Group, as applicable.

20.  COVENANTS

20.1 Duration and Scope

(a) The undertakings in this Clause 20 remain in force from the date of this Agreement for so long as any amount is or may be outstanding under this Agreement or any Commitment is in force; and

(b) NG Company gives each of the undertakings set out in Clause 20.2 (Financial Information) to 20.20 (NG Company Financial Covenants) inclusive with respect to itself and, where applicable, the NG Company Group only.

20.2 Financial Information

NGG shall supply to the Agent in sufficient copies for all the Banks:

     (a) as soon as the same are available (and in any event within 180 days of the end of each of its financial years):

          (i) the audited consolidated accounts of the Group for that financial year; and

         (ii) the audited accounts of each Obligor (other than NGG) for that financial year;

     (b) as soon as the same are available (and in any event within 120 days of the end of the first half-year of each of its financial years), the unaudited consolidated profit and loss account or the interim statement of the Group and of NG Company for that half-year;

     (c) together with the accounts specified in paragraphs (a) (i) and, with respect to NG Company, paragraphs (a)(ii) and (b) above, a certificate signed by one of its directors and one of its senior officers (and if reasonably requested by the Agent in the case of those accounts specified in paragraph (a) above only, confirmed by NGG's or NG Company auditors, as applicable) setting out in reasonable detail:

          (i) computations establishing compliance or non-compliance (as the case may be) with Clauses 20.15 (Restriction on Subsidiary Financial Indebtedness) and 20.19 (Group Financial covenants) and Clause 20.20 (NG Company Financial Covenants); and

         (ii) (in the case of those accounts specified in paragraph (a) above only) the aggregate amount of the Net Cash Proceeds and Net Available Proceeds of all Asset Disposals falling within Clause
               9.7 (Mandatory Prepayment from Significant Cash Disposals) for the relevant financial year; and

        (iii) at any time on request by the Agent, a list of the then current Principal Subsidiaries; and

         (iv) on request by the Agent, the annual published audited accounts of any other member of the Group.

20.3 Information - Miscellaneous

     Each Obligor shall supply to the Agent:

     (a) promptly upon becoming aware of them, details of any litigation, arbitration or administrative proceedings which are current, threatened or pending (and which in the reasonable opinion of the Obligor, after taking any appropriate legal advice, there is a reasonable prospect of a determination adverse to the interests of the relevant member of the Group) which are reasonably likely to have a material adverse effect on the financial condition of the Group or on the ability of the Obligors (taken as a whole) to perform their obligations under the Finance Documents (including, without limitation, the obligations of the Initial Borrowers under Clause
          20.19 (Group Financial covenants) and Clause 20.20 (NG Company Financial Covenants) and the obligations of the Guarantors under Clause 18 (Guarantee));

     (b) promptly, details of all amendments to each Licence (if any) held by an Obligor or a Principal Subsidiary and all material notices received by an Obligor or a Principal Subsidiary from the Director or any other relevant authority in any applicable jurisdiction in relation to its Licence;

     (c) in the case of NGG only, at the same time as they are despatched, all documents despatched by NGG to its shareholders generally (or any class of them) or its creditors generally in their respective capacities as such;

     (d) as soon as reasonably practicable, such further information in the possession or control of any member of the Group regarding its financial condition as any Finance Party through the Agent may reasonably request and which such member of the Group may reasonably provide having regard to its existing legal obligations from time to time;

     (e) within 10 days of the date on which they are filed with the Securities and Exchange Commission, the Group's quarterly return (if any) with the Securities and Exchange Commission; and

     (f) promptly, details of all applications made by it and relevant notices and orders issued to it or received by it under PUHCA in relation to this Agreement or any Utilisation hereunder.

     each in sufficient copies for all of the Banks, if the Agent so requests.

20.4 Notification of Default or Mandatory Prepayment or Cancellation Event

(a) Each Obligor shall notify the Agent of any Default (and the steps, if any, being taken to remedy it) or any event specified in Clause 9.6 (Mandatory Prepayment and Cancellation on Change of Control) promptly upon its becoming aware of the same; and

(b) each Obligor shall notify the Agent immediately it receives an enforcement order made in relation to it under Section 25 of the Electricity Act or under any similar provisions of any applicable Energy Laws.

20.5 Compliance Certificates

     NGG or NG Company, as applicable, shall supply to the Agent promptly upon request by the Agent at any time, if the Agent reasonably believes a Default may have occurred, a certificate signed by two of its senior officers on its behalf certifying that no Default is outstanding or, if a Default is outstanding, specifying the Default and the steps, if any, being taken to remedy it.

20.6 Authorisations

     Each Obligor shall at all relevant times promptly:

     (a)  obtain, maintain and comply with the terms of; and

     (b) on reasonable request by the Agent, supply certified copies to the Agent of,

     any authorisation required under any law or regulation including, without limitation, under PUHCA to enable it to perform its obligations under, or for the validity of, any Finance Document.

20.7 Pari passu ranking

     Each Obligor shall procure that its obligations under the Finance Documents do and will rank at least pari passu with all its other present and future unsecured obligations (subject to the preference of certain obligations in the liquidation, bankruptcy or other analogous proceedings in respect of it by operation of applicable law).

20.8 Negative pledge

(a) No Obligor shall, and NGG shall procure that no other member of the Group will, create or permit to subsist any Security Interest on any of its assets.

(b)  Paragraph (a) above does not apply to:

     (i) any Security Interest created with the prior written consent of the Majority Banks;

    (ii) any Security Interest granted prior to the date of this Agreement and disclosed to the Agent in writing but only if the maximum principal amount secured thereby is not subsequently increased;

   (iii) any Security Interest by way of title retention entered into in the ordinary course of business;

    (iv) any lien arising by operation of law in the ordinary course of business;

     (v) any banker's lien or right of set-off arising by operation of law in the ordinary course of commercial banking transactions or any contractual set-off arrangements in the ordinary course of commercial banking transactions;

    (vi) any Security Interest existing over assets acquired after the date of this Agreement and existing on the date of acquisition, provided that:

          (A) the Security Interest is not created in contemplation of the acquisition of the same; and

          (B) the maximum principal amount secured thereby or the maturity of those obligations is not thereafter increased;

   (vii) any Security Interest over the assets of any company which becomes a Subsidiary of NGG after the date of this Agreement and which exist at the date on which it becomes a Subsidiary of NGG, but only:

          (A) to the extent of the principal amount secured by the Security Interest at the date it becomes a Subsidiary of NGG; and

          (B) if the Security Interest is not created in contemplation of it becoming a Subsidiary of NGG;

  (viii) any Security Interest over goods and/or documents of title, or insurance policies and sale contracts in relation to such goods, arising in the ordinary course of trading in connection with letters of credit and similar transactions where such Security Interest secures only so much of the acquisition cost of such goods which is required to be paid within 180 days after the date upon which the same was first incurred;

    (ix)  any  Security  Interest  created  in  substitution  for  any  Security
          Interest permitted pursuant to this Clause 20.8 provided that the substituted Security Interest is over the same asset and the principal amount secured does not exceed the principal amount secured on such asset prior to the substitution;

     (x) any Security Interest created or granted from time to time in respect of any Project Finance Borrowing including, for the avoidance of doubt, any Security Interest created or granted by a member of the Group in its capacity as a shareholder of a company making a Project Finance Borrowing over its shareholding in that company (including, in the case of a member of the Group whose only material assets are shares in the company incurring the Project Finance Borrowing) a supporting floating charge over all or substantially all of that member's assets as security for such Project Finance Borrowing, provided that the right of recourse against such shareholder is limited to the realisation of the shareholding in that company;

    (xi)  any Security Interest created by a Project Finance Company;

   (xii) any Security Interest created or granted from time to time by a member of the Group in its capacity as a shareholder of a Project Finance Company over its shareholding in that Project Finance Company as security for the obligations of such Project Finance Company;

  (xiii) any Security Interest, whether granted prior to or after the date of this Agreement, which is granted by a Subsidiary of NGG incorporated in, or which has its principal place of business in, the United States to secure Financial Indebtedness of that Subsidiary permitted under sub-clause (d)(ii) of Clause 20.15 (Restriction on Subsidiary Financial Indebtedness);

   (xiv) any Security Interest created by a special purpose securitisation vehicle over its assets where substantially all of those assets were acquired by that vehicle from a member of the Group as part of or to facilitate a securitisation and where the disposal of those assets to the securitisation vehicle constitutes a Cash Disposal; and

    (xv) in addition to each of the Security Interests permitted under paragraphs (i) through (xiv) above any other Security Interest whether granted prior to or after the date of this Agreement so long as the aggregate outstanding principal amount of Financial Indebtedness secured by all the Security Interests permitted under this paragraph
          (xv) by all members of the Group (including NG Company) does not exceed (pound)80,000,000 or its equivalent in other currencies.

20.9 Disposals

(a) No Obligor shall and NGG shall procure that no other member of the Group will, either in a single transaction or in a series of transactions, whether related or not and whether voluntarily or involuntarily sell, transfer, grant or lease or otherwise dispose (each a "disposal") of all of any part of its assets.

(b)  Paragraph (a) above does not apply to:

     (i) disposals to a wholly owned member of the Group not being a Project Finance Company or from a member of the Group to an Obligor;

    (ii) disposals made in the ordinary course of trading of the disposing entity; or

   (iii) disposals of assets in exchange for other assets to the extent that the assets acquired are comparable or superior as to value, type and quality or earnings generation; or

    (iv)  disposals of obsolete assets; or

     (v) the payment of cash dividends or distributions of any kind to NGG shareholders in accordance with the Companies Act 1985 or any other relevant law; or

    (vi)  disposals to which the Majority Banks have agreed in writing; or

   (vii) disposals by way of factoring or discounting of receivables to the extent such factoring or discounting is carried out in the ordinary course of business or for administrative purposes and, in either case, the primary purpose is not the raising of finance; or

  (viii)  disposals of assets on arms' length terms, provided that:

          (A) in the case of Significant Cash Disposals, the appropriate amount of the Net Available Proceeds is applied in accordance with Clause 9.7 (Mandatory Prepayment from Significant Cash Disposals); and

          (B) a disposal of all or any substantial part of NGG's interest in the equity share capital of Energis can only be effected if it constitutes a Cash Disposal for consideration payable upon completion of the disposal; or

    (ix)  any other disposals not otherwise permitted under paragraphs (b)(i) to
          (viii) above, where the aggregate Disposal Proceeds received or receivable by the Group (including NG Company) for all such disposals in aggregate over the life of the Facilities does not exceed (pound)50,000,000 or its equivalent, but excluding for the purposes of calculating the (pound)50,000,000 cap any disposal where the Disposal Proceeds from such disposal or a related series of disposals is less than (pound)10,000,000 or its equivalent in other currencies.

20.10 Insurance

(a) Each Obligor shall ensure that all its property and assets of an insurable nature are kept insured against loss or damage by fire and other risks normally insured in a sum or sums which that Obligor considers prudent having regard to the nature and extent of the assets to be insured.

(b) Each Obligor shall promptly pay all premiums and do all other things necessary to maintain in place the insurance required to be taken out by it pursuant to paragraph (a) above.

20.11 Compliance with law

     Each Obligor will and will procure that each of its Subsidiaries will comply with, or take all reasonable practical and available steps to comply with, the requirements of all rules, regulations and orders for the time being of the Secretary of State and the Director and any relevant authority in any applicable jurisdiction relating to the Energy and Network Business, applicable to that Obligor or its Subsidiaries.

20.12 Licence

(a) Each Obligor shall comply and NGG shall procure that each Regulated U.S. Subsidiary shall comply, or shall take all reasonable practicable and available steps to comply (or, as the case may be, take all reasonable practicable and available steps to procure compliance) in all material respects with the terms of its Licence (if any) provided that, in the case of a Regulated U.S. Subsidiary, such Licence is material in the context of that entity's business taken as a whole. No Obligor shall and NGG shall procure that no Regulated U.S. Subsidiary shall act outside the scope of its authority thereunder (if any) or consent, without the prior written consent of the Majority Banks, to any revocation of its Licence (if any) other than where the revocation is effected in connection with a transfer under Clause 29.5 (Additional Guarantors) and the relevant Additional Guarantor is before or simultaneously with such revocation issued with a Licence in identical terms (save as to parties) to the Licence being revoked provided that, in the case of a Regulated U.S. Subsidiary, such Licence is material in the context of that entity's business taken as a whole.

(b) No Obligor shall, and NGG shall procure that no Regulated U.S. Subsidiary shall, consent to any material modification of the terms of its Licence (if any) if such modification would have (whether immediately or in the course of time) a material adverse effect on the ability of the Obligors (taken as a whole) to perform their obligations under this Agreement following such modification.

20.13 Change of business

Except with the prior consent of the Majority Banks, NGG shall procure that no substantial change is made to the general nature of the businesses of the Group (taken as a whole) from that carried on at the date of this Agreement outside the Energy and Network Businesses and other infrastructure network businesses of the Group from time to time, or the acquisition of, and/or operation of, the National Air Traffic Control System.

20.14 Maintenance of status

Each Obligor shall, except as otherwise permitted in this Agreement, in all material respects do all such things as are necessary to maintain its corporate existence.

20.15 Restriction on Subsidiary Financial Indebtedness

NGG shall procure that no other member of the Group shall create, assume, incur, guarantee or otherwise be liable in respect of or have outstanding any Financial Indebtedness other than:

     (a)  any Financial Indebtedness under this Agreement;

     (b) any Financial Indebtedness owing by one member of the Group to another member of the Group, or any guarantee, indemnity or similar assurance issued by any Subsidiary in connection with the Financial Indebtedness of another Subsidiary that is permitted under this Clause 20.15;

     (c) any Financial Indebtedness incurred by any Subsidiary which is a Guarantor;

     (d) subject to paragraph (c) of Clause 9.7 (Mandatory Prepayment from Significant Cash Disposals) any other Financial Indebtedness (whether or not secured under sub-paragraph (b) of Clause 20.8 (Negative Pledge)) incurred by any Subsidiary provided that the aggregate outstanding principal amount of such Financial Indebtedness (but less Cash or Cash Equivalents (as defined in Clause 20.19 (Group Financial Covenants)) held by the relevant Subsidiary):

          (i) of all Subsidiaries (including NG Company) other than Subsidiaries incorporated or whose principal place of business is in the United States does not exceed (pound)2,000,000,000 in aggregate; and

         (ii)  of all  Subsidiaries  incorporated  or whose  principal  place of business is in the United States, does not exceed US$2,500,000,000 in aggregate during the period ending six months from the NEES Acquisition Completion Date and thereafter, (and subject to Clause 9.9 (Mandatory Prepayment and Cancellation for

               Subsidiary    Financial    Indebtedness))    does   not    exceed
               US$1,500,000,000 in aggregate,

          or, in each case, its equivalent in other currencies converted into Dollars or Sterling as applicable at the time of calculation at the Agent's Spot Rate of Exchange.

20.16 Compliance with Year 2000 Strategy

     Each Obligor will:

     (a) procure that all steps necessary to implement the requirements of the Director to the extent applicable to it (if any) in relation to avoiding the possible adverse effects of the occurrence of the Year 2000 on the capacity of any computer system, software or other equipment owned or used by that Obligor by each Principal Subsidiary and each Regulated UK Subsidiary which is critical to the business of the Group (taken as a whole) or in the case of NG Company or any Regulated UK Subsidiary, to the business of the NG Company Group (taken as a whole) are taken prior to 31st December, 1999; and

     (b) use its reasonable endeavours to procure that the Year 2000 Strategy is implemented prior to 31st December, 1999.

20.17 Environmental Undertakings

     Each Obligor will, and NGG will procure that each other member of the Group will, comply in all respects with:

     (a)  all applicable Environmental Laws; and

     (b) the terms and conditions of all Environmental Approvals applicable to it,

     where failure to do so could reasonably be expected to have a material adverse effect on the ability of the Obligors taken together to perform their obligations under the Finance Documents and for this purpose will implement procedures to monitor compliance and contain liability under Environmental Laws.

20.18 Repayment of 1996 Facility Agreement

     NGG and NG Company shall ensure that:

     (a)  the  proceeds of any  Utilisation  are first  applied in  repayment or
          prepayment  of  any  amounts   outstanding  under  the  1996  Facility
          Agreement to the extent not otherwise repaid;

     (b) from the first Utilisation Date under this Agreement no further drawings are made under the 1996 Facility Agreement; and

     (c) all undrawn commitments thereunder are cancelled with effect from a date no later than the first Utilisation Date under this Agreement.

20.19 Group Financial covenants

(a)  In this Clause and Clause 20.20:

     "Cash and Cash Equivalents"

     means:

     (i) cash in hand and deposits with any bank or other financial institution (including cash in hand and deposits denominated in freely convertible foreign currencies);

    (ii) securities issued or guaranteed by the UK government or the United States Government;

   (iii)  (A)  debt securities rated at least A1 by Moody's or AA+ by S&P; and

          (B)  commercial paper rated at least A1 by Moody's and P1 by S&P; and

    (iv) any other instrument, security or investment approved in writing by the Majority Banks,

     to the extent beneficially owned by a member of the Group free of restrictions (other than exchange control requirements) on withdrawal or transfer (in the case of cash) and (in all cases) unencumbered by any Security Interests other than Security Interests permitted under paragraph
     (b) of Clause 20.8 (Negative Pledge);

     "Consolidated EBITDA"

     means in respect of any period, Consolidated Profits Before Interest and Tax for that period after adding back depreciation and amortisation of goodwill;

     "Consolidated Profits Before Interest and Tax"

     means, in respect of any period, the consolidated net pre-taxation profits on operating activities (after adding back Net Interest Payable and excluding any Exceptional Items and after adding back restructuring costs incurred as a result of the NEES Acquisition) of the Group for that period based on the latest accounts supplied to the Agent under paragraphs (a) or
     (b) of Clause 20.2 (Financial Information), as the case may be;

     "Consolidated Total Net Debt"

     means the aggregate principal amount (or amounts equivalent to principal, howsoever described) comprised in the Financial Indebtedness of the Group (excluding amounts referred to in paragraph (g) of the definition of Financial Indebtedness) at the time calculated on a consolidated basis less Cash and Cash Equivalents held by any member of the Group;

     "Exceptional Items"

     has the meaning given to it in FRS3 issued by the Accounting Standards Board; and

     "Net Interest Payable"

     means, in relation to any period, all interest, acceptance commission and all other continuing, regular or periodic costs, charges and expenses in the nature of interest (whether paid, payable or capitalised) incurred by the Group in effecting, servicing or maintaining all Financial Indebtedness of the Group less all interest and other similar income receivable by members of the Group during that period (but only to the extent the same accrue and are receivable by the Group in a freely convertible and transferable currency) in each case as determined from the consolidated financial statements relating to that period delivered under Clause 20.2 (Financial Information);

     and for the purposes of this Clause 20.19 only, the definition of "Group" shall include all Subsidiaries of NGG (whose accounts are ordinarily consolidated with the accounts of NGG in accordance with accounting principles generally accepted and applied in the United Kingdom which are Subsidiaries of NGG on the last day of each period of 12 months ending on an End Date provided that if any Subsidiary has joined the Group during such 12 month period Consolidated Profits Before Interest and Tax and Net Interest Payable shall be adjusted as appropriate to include the Profits Before Interest and Tax and Net Interest Payable for such Subsidiary for the full 12 month period and if any other Subsidiary has left the Group during such 12 month period Consolidated Profits Before Interest and Tax and Net Interest Payable shall be adjusted to exclude the Profits Before Interest and Tax and Net Interest Payable for such Subsidiary) and shall exclude any associated companies.

(b)  NGG shall procure that:

     (i) the ratio of Consolidated EBITDA to Net Interest Payable is not, for each period of 12 months ending on the last day of each financial year and each financial half year of the Group (an "End Date"):

          (A) where such End Date falls during the period from and including the Signing Date up to and including the NEES Acquisition Completion Date less than 5 to 1; or

          (B) where such End Date falls after the NEES Acquisition Completion Date, less than 3 to 1.

    (ii) the ratio of the Consolidated Total Net Debt on each End Date to Consolidated EBITDA for each period of 12 months ending on that End
          Date:

          (A) where such End Date falls during the period from and including the Signing Date up to but excluding the NEES Acquisition Completion Date, does not exceed 3 to 1;

          (B) where such End Date falls on or after the NEES Acquisition Completion Date but on or prior to the 31st March, 2002, does not exceed 4.75 to 1; and

          (C) where such End Date falls after the NEES Acquisition Completion Date and after 31st March, 2002, does not exceed 4.5 to 1.

(c) For the purposes of calculating the ratio of Consolidated EBITDA to Net Interest Payable for the periods ending on the first End Date and the second End Date falling after the Signing Date only, the definition of Net Interest Payable will exclude the exceptional charges to be incurred by NG Company in terminating certain out of the money swaps up to a limit of an aggregate of (pound)55,000,000 or its equivalent.

(d) In the event of any material change in law or in generally accepted United Kingdom accounting principles, standards and practices as applied to the Original Group Accounts, NGG and the Agent shall, at the request of the Agent, negotiate in good faith in order to arrive at such amendments to this Clause as are necessary to give the Banks equivalent but no greater protection to that contained in this Clause prior to the relevant change.

(e) If NGG and the Agent are unable to agree in writing on those amendments, then such amendments shall be made as a firm of chartered accountants acceptable to, and instructed by (after consultation with NGG ) the Agent shall certify as being necessary to give the Banks equivalent but no greater protection to that contained in this Clause prior to the relevant change. Any such firm of chartered accountants shall act in this capacity as an expert, not an arbitrator, and its decision shall be binding on all the Parties.

20.20 NG Company Financial Covenants

(a)  In this Clause 20.20:

     "NG Company EBIT"

     means, in respect of any period, the consolidated net pre-taxation profits of NG Company on operating activities (after adding back NG Company Net Interest Payable and excluding any Exceptional Items) for that period based on the latest accounts supplied to the Agent under paragraph (a)(ii) or (b) of Clause 20.2 (Financial Information); and

     "NG Company Net Interest Payable"

     means, in respect of any period, all interest, acceptance commission and all other continuing, regular or periodic costs, charges and expenses in the nature of interest (whether paid, payable or capitalised) incurred by NG Company in effecting, servicing or maintaining all Financial Indebtedness of NG Company less all interest and other similar income receivable by NG Company during that period (but only to the extent the same accrue and are receivable by NG Company in a freely convertible and transferable currency) in each case as determined from the financial statements relating to that period delivered under Clause 20.2 (Financial Information).

(b) NG Company shall procure that the ratio of NG Company EBIT to NG Company Net Interest Payable is not, for each period of 12 months ending on the last day of each financial year and each financial half year, less than 2.5:1.

(c) In the event of any material change in law or in generally accepted United Kingdom accounting principles, standards and practices as applied to the Original NG Company Accounts, NG Company and the Agent shall, at the request of the Agent, negotiate in good faith in order to arrive at such amendments to this Clause as are necessary to give the Banks equivalent but no greater protection to that contained in this Clause prior to the relevant change.

(d) If NG Company and the Agent are unable to agree in writing on those amendments, then such amendments shall be made as a firm of chartered accountants acceptable to, and instructed by (after consultation with NG Company) the Agent shall certify as being necessary to give the Banks equivalent but no greater protection to that contained in this Clause prior to the relevant change. Any such firm of chartered accountants shall act in this capacity as an expert, not an arbitrator, and its decision shall be binding on all the Parties.

21.  DEFAULT

21.1 Events of Default

(a) Subject to paragraph (b) below, each of the events set out in Clauses 21.2 (Non-payment) to 21.17 (Material Adverse Change) (both inclusive) is an Event of Default (whether or not caused by any reason whatsoever outside the control of any Obligor or any other person).

(b) Where any of the events listed in Clauses 21.2 (Non-payment) to 21.17 (Material Adverse Change) below occurs in relation to any member of the Group other than NG Company or another member of the NG Company Group then that event will constitute an Event of Default for the purposes of Facility A, Facility B and Facility C only and not for the purposes of Facility D. Where any such event occurs in relation to NG Company or another member of the NG Company Group it will constitute an Event of Default under all Facilities.

21.2 Non-payment

     An Obligor does not pay within three Business Days of the due date any amount payable by it under the Finance Documents at the place at and in the currency in which it is expressed to be payable.

21.3 Breach of other obligations

(a) An Obligor does not comply with Clause 20.19 (Group Financial covenants) or Clause 20.20 (NG Company Financial covenants).

(b) An Obligor does not comply with any provision of the Finance Documents applicable to it (other than those referred to in paragraph (a) above or in Clause 21.2 (Non-payment)) and such failure (if capable of remedy before the expiry of such period) continues unremedied for a period of thirty (30) days from the date on which the Agent gives notice to NGG requiring the same to be remedied.

21.4 Misrepresentation

     A representation, warranty or statement made or repeated by any Obligor in or in connection with any Finance Document or in any document delivered by or on behalf of any Obligor under or in connection with any Finance Document is incorrect in any material respect when made or deemed to be made or repeated.

21.5 Cross-default

(a)  Subject to paragraph (b) below:

     (i) any Financial Indebtedness of a member of the Group is not paid when due or within any originally applicable grace period;

    (ii) an event of default howsoever described occurs under any document relating to Financial Indebtedness of a member of the Group;

   (iii)  any  Financial   Indebtedness   of  a  member  of  the  Group  becomes
          prematurely due and payable or is placed on demand as a result of an event of default (howsoever described);

    (iv) any commitment for, or underwriting of, any Financial Indebtedness of a member of the Group is cancelled or suspended as a result of an event of default howsoever described) under the document relating to that Financial Indebtedness; or

     (v) any Security Interest securing Financial Indebtedness over any asset of a member of the Group becomes enforceable by reason of an event of default howsoever described,

     so long as:

     (A) for the purposes of Facility A, Facility B and Facility C, the aggregate principal amount of any such Financial Indebtedness incurred by any member of the Group (including NG Company); or

     (B) for the purposes of Facility D, the aggregate principal amount of such Financial Indebtedness incurred by the NG Company Group,

     in each case is equal to or exceeds (pound)40,000,000 or its equivalent in other currencies.

(b)  For  the  purposes  of  this  Clause  21.5  the   definition  of  Financial
     Indebtedness shall exclude:

     (i)  Project Finance Borrowings; and

    (ii)  Until  the  date  falling  six  months  after  the  NEES   Acquisition
          Completion Date, Financial Indebtedness of any member of the NEES Group outstanding as at the date it became a member of the Group.

21.6 Insolvency

(a) NGG, NG Company, a Principal Subsidiary or a Regulated UK Subsidiary (other than a Project Finance Company) is, or is deemed for the purposes of any law to be unable to pay its debts as they fall due or to be insolvent, or admits inability to pay its debts as they fall due; or

(b) NGG, NG Company, a Principal Subsidiary or a Regulated UK Subsidiary (other than a Project Finance Company) suspends making payments on all or any class of its debts or announces an intention to do so or a moratorium is declared in respect of any of its indebtedness; or

(c) NGG, NG Company, a Principal Subsidiary or a Regulated UK Subsidiary (other than a Project Finance Company) by reason of financial difficulties generally begins negotiations with one or more of its creditors with a view to the readjustment or rescheduling of any of its indebtedness.

21.7 Insolvency proceedings

(a) Any step (including petition, proposal or convening a meeting) is taken, by reason of financial difficulties, with a view to a composition, assignment or scheme of arrangement with any creditors of NGG, NG Company, a Principal Subsidiary or a Regulated UK Subsidiary; or

(b) a meeting of NGG, NG Company, a Principal Subsidiary or a Regulated UK Subsidiary is convened for the purpose of considering any resolution for (or to petition for) its winding-up or its administration or any such resolution is passed; or

(c) any person presents a petition for the winding-up or for the administration of NGG, NG Company, a Principal Subsidiary or a Regulated UK Subsidiary other than a petition which is frivolous and vexatious and which is not struck out within 14 days of its presentation; or

(d) any order for the winding-up or administration of NGG, NG Company, a Principal Subsidiary or a Regulated UK Subsidiary is made; or

(e) any other step (including petition, proposal or convening a meeting) is taken with a view to the rehabilitation, administration, custodianship, liquidation, winding-up or dissolution of or any other insolvency proceedings involving NGG, NG Company, a Principal Subsidiary or a Regulated UK Subsidiary.

21.8 Appointment of receivers and managers

(a) Any liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or the like is appointed in respect of NGG, NG Company, a Principal Subsidiary or a Regulated UK Subsidiary or any part of its assets; or

(b) the directors of NGG, NG Company, a Principal Subsidiary or a Regulated UK Subsidiary requests the appointment of a liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or the like; or

(c) any other steps are taken to enforce any Security Interest over any part of the assets of NGG, NG Company, a Principal Subsidiary or a Regulated UK Subsidiary.

21.9 Creditors' process

     Any attachment, sequestration, distress or execution affects any asset of NGG, NG Company, a Principal Subsidiary or a Regulated UK Subsidiary and is not discharged within 21 days.

21.10 Analogous proceedings

     There occurs, in relation to NGG, NG Company, a Principal Subsidiary or a Regulated UK Subsidiary, any event anywhere which, in the opinion of the Majority Banks, is analogous to any of those mentioned in Clauses 21.6 (Insolvency) to 21.9 (Creditors' process) (both inclusive).

21.11 Cessation of business

     NG Company (or a Regulated UK Subsidiary) ceases to carry on its Transmission Business pursuant to its Transmission Licence (if any), unless its Transmission Licence (or the relevant part thereof) is granted or transferred to another member of the Group and that other member of the Group becomes an Additional Guarantor with respect to NG Company.

21.12 Unlawfulness

     It is or becomes unlawful for any Obligor to perform any of its obligations under the Finance Documents.

21.13 Guarantee

     The guarantee of any Guarantor under Clause 18 (Guarantee) is not effective or is alleged by an Obligor to be ineffective for any reason.

21.14 Ownership of the Obligors

     Any Obligor (other than NGG) is not or ceases to be a Subsidiary of NGG, or NG Company or, after the NEES Acquisition Completion Date, NEES, is not or ceases to be a wholly-owned Subsidiary of NGG.

21.15 Compliance with laws and regulations

     An Obligor, or a Regulated U.S. Subsidiary fails to comply in all material respects with all applicable provisions of any Energy Law applicable to it or with its Licence (if any) and such failure to comply is reasonably likely to have a material adverse effect on the ability of the Obligors (as a whole) to perform their obligations under the Finance Documents (including, without limitation, the obligations of the Initial Borrowers under Clause 20.19 (Group Financial covenants) and Clause 20.20 (NG Company Financial covenants) and the obligations of the Guarantors under Clause 18 (Guarantee)).

21.16 Revocation and modification of Licences

     An Obligor's Licence or the Licence of a Regulated U.S. Subsidiary is:

     (a) revoked or surrendered other than where the revocation or surrender is effected in relation to a transfer to another member of the Group (or any notice of revocation is issued by the Secretary of State or other relevant authority under the applicable Energy Laws) and, in the case of a Regulated U.S. Subsidiary such revocation or surrender (or notice of revocation) is reasonably likely to have a material adverse effect on the ability of the

          Obligors (taken as a whole) to perform their obligations under the Finance Documents (including, without limitation, the obligations of NGG under Clause 20.19 (Group Financial covenants) and NG Company under Clause 20.20 (NG Company Financial covenants) and the obligations of the Guarantors under Clause 18 (Guarantee)); or

     (b) modified, other than where the modification is effected in relation to a transfer to another member of the Group, in any manner which is reasonably likely to have a material adverse effect on the ability of the Obligors (taken as a whole) to perform their obligations under the Finance Documents (including, without limitation, the obligations of NGG under Clause 20.19 (Group Financial covenants) and NG Company under Clause 20.20 (NG Company Financial covenants) and the obligations of the Guarantors under Clause 18 (Guarantee)).

21.17 Material Adverse Change

     Any event occurs in relation to the Group (taken as a whole) or in the case of Facility D in relation to the NG Company Group which is likely to have a material adverse effect on the ability of the Obligors (taken as a whole) or in the case of Facility D on NG Company and the Regulated UK Subsidiaries which are Obligors (taken as a whole), to comply with their obligations under the Finance Documents.

21.18 Acceleration

(a) On and at any time after the occurrence of an Event of Default for the purposes of Facility A, B or C which is not also an Event of Default for the purposes of Facility D, the Agent may, and will if so directed by the Majority Banks, by notice to NGG:

     (i) cancel the Total Facility A, Total Facility B and Total Facility C Commitments; and/or

    (ii) demand that all the Facility A, Facility B and Facility C Advances, together with accrued interest, and all other amounts accrued under this Agreement (and payable by an Obligor other than NG Company) be immediately due and payable, whereupon they will become immediately due and payable; and/or

   (iii) demand that all the Facility A, Facility B and Facility C Advances be payable on demand, whereupon they will immediately become payable on demand.

(b) On and at any time after the occurrence of an Event of Default for the purposes of Facility D the Agent may, and will if so directed by the Majority Banks, by notice to NGG:

     (i)  cancel the Total Commitments; and/or

    (ii) declare that NG Company's obligations under Clause 8.4 (Payment of Bills) in respect of all outstanding Bills are immediately due and payable, whereupon they will become immediately due and payable; and/or

   (iii) demand that all the Advances, together with accrued interest, and all other amounts accrued under this Agreement and payable by an Obligor be immediately due and payable, whereupon they will become immediately due and payable; and/or

    (iv) demand that all the Advances be payable on demand, whereupon they will immediately become payable on demand.

22.  THE AGENT AND THE ARRANGERS

22.1 Appointment and duties of the Agent

(a) Subject to paragraph (f) of Clause 22.15 (Resignation of the Agent), each Finance Party (other than the Agent) irrevocably appoints the Agent to act as its agent under and in connection with the Finance Documents.

(b)  Each Finance Party irrevocably authorises the Agent on its behalf to:

     (i) perform the duties and to exercise the rights, powers and discretions that are specifically delegated to it under or in connection with the Finance Documents, together with all other incidental rights, powers and discretions; and

     (ii) execute as agent for that Finance Party each Finance Document to which the Agent is a party.

(c) The Agent shall have only those duties which are expressly specified in this Agreement. Those duties are solely of a mechanical and administrative nature.

22.2 Role of the Arranger

     Except as otherwise specifically provided in this Agreement, no Arranger has any obligations of any kind to any other Party under or in connection with any Finance Document.

22.3 Relationship

     The relationship between the Agent and the other Finance Parties is that of agent and principal only. Nothing in this Agreement constitutes the Agent as trustee or fiduciary for any other Party or any other person and the Agent need not hold in trust any moneys paid to it for a Party or be liable to account for interest on those moneys.

22.4 Majority Banks' directions

     The Agent will be fully protected if it acts in accordance with the instructions of the Majority Banks in connection with the exercise of any right, power or discretion or any matter not expressly provided for in the Finance Documents. Any such instructions given by the Majority Banks will be binding on all the Banks. In the absence of such instructions the Agent may act as it considers to be in the best interests of all the Banks.

22.5 Delegation

     The Agent may act under the Finance Documents through its personnel and agents.

22.6 Responsibility  for  documentation

     Neither the Agent nor any Arranger is responsible to any other Party for:

     (a) the execution, genuineness, validity, enforceability or sufficiency of any Finance Document or any other document;

     (b)  the collectability of amounts payable under any Finance Document; or

     (c) the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document.

22.7 Default

     (a) The Agent is not obliged to monitor or enquire as to whether or not a Default has occurred and the Agent will not be deemed to have knowledge of the occurrence of a Default. However, if the Agent receives notice from a Party referring to this Agreement, describing the alleged Default and stating that it believes the event is a Default, the Agent shall promptly notify the Banks.

     (b) The Agent may require the receipt of security satisfactory to it, whether by way of payment in advance or otherwise, against any liability or loss which it will or may incur in taking any proceedings or action arising out of or in connection with any Finance Document before it commences those proceedings or takes that action.

22.8 Exoneration

     (a) Without limiting paragraph (b) below, the Agent will not be liable to any other Party for any action taken or not taken by it under or in connection with any Finance Document, unless directly caused by the Agent's gross negligence or wilful misconduct.

     (b) No Party may take any proceedings against any officer, employee or agent of the Agent in respect of any claim it might have against the Agent or in respect of any act or omission of any kind (including negligence or wilful misconduct) by that officer, employee or agent in relation to any Finance Document.

22.9 Reliance

     The Agent may:

     (a) rely on any notice or document believed by it to be genuine and correct and to have been signed by, or with the authority of, the proper person;

     (b) rely on any statement made by a director or employee of any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify; and

     (c) engage, pay for and rely on legal or other professional advisers selected by it (including those in the Agent's employment and those representing a Party other than the Agent.

22.10 Credit approval and appraisal

     Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Bank confirms that it:

     (a) has made its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Agent or an Arranger in connection with any Finance Document; and

     (b) will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities while any amount is or may be outstanding under the Finance Documents or any Commitment is in force.

22.11 Information

(a) The Agent shall promptly forward to the person concerned the original or a copy of any document which is delivered to the Agent by a Party for that person.

(b)  The  Agent  shall  promptly  supply  a Bank  with a copy of  each  document received by the Agent under Clauses 4 (Conditions Precedent), 29.4 (Additional Borrowers) or 29.5 (Additional Guarantors) upon the request of that Bank.

(c) Except where this Agreement specifically provides otherwise, the Agent is not obliged to review or check the accuracy or completeness of any document it forwards to another Party.

(d)  Except as provided above, the Agent has no duty:

     (i) either initially or on a continuing basis to provide any Bank with any credit or other information concerning the financial condition or affairs of any Obligor or any related entity of any Obligor, whether coming into its possession or that of any of its related entities before, on or after the date of this Agreement; or

     (ii) unless specifically requested to do so by a Bank in accordance with this Agreement, to request any certificates or other documents from any Obligor.

22.12 The Agent and the Arrangers individually

(a) If it is a Bank, each of the Agent and any Arranger has the same rights and powers under this Agreement as any other Bank and may exercise those rights and powers as though it were not the Agent or an Arranger.

(b)  Each of the Agent, and any Arranger may:

     (i)  carry on any business with an Obligor or its related entities;

    (ii) act as agent or trustee for, or in relation to any financing involving, an Obligor or its related entities; and

   (iii) retain any profits or remuneration in connection with its activities under this Agreement or in relation to any of the foregoing.

(c) Each Obligor irrevocably authorises the Agent to disclose to the other Finance Parties any information which, in the reasonable opinion of the Agent, is received by it in its capacity as the Agent.

22.13 Indemnities

(a) Without limiting the liability of any Obligor under the Finance Documents, each Bank shall forthwith on demand indemnify the Agent for that Bank's proportion of any liability or loss incurred by the Agent in any way relating to or arising out of it acting as an agent, except to the extent that the liability or loss arises directly from the Agent's gross negligence or wilful misconduct.

(b) A Bank's proportion of the liability or loss set out in paragraph (a) above is the proportion which the Original Sterling Amount and Original Dollar Amount, as the case may be, of its Advances and Bills (if any) bears to the Original Sterling Amount and Original Dollar Amount, as the case may be, of all Advances and Bills outstanding on the date of the demand. If, however, no Advances or Bills are outstanding on the date of demand, then the proportion will be that which each Bank's Commitment bears to the Total Commitments at the date of demand or, if the Total Commitments have been cancelled, bore to the Total Commitments immediately before being cancelled.

(c) NGG shall forthwith on demand reimburse each Bank for any payment made by it under paragraph (b) above.

22.14 Compliance

(a) The Agent may refrain from doing anything which might, in its opinion, constitute a breach of any law or regulation or be otherwise actionable at the suit of any person, and may do anything which, in its opinion, is necessary or desirable to comply with any law or regulation of any jurisdiction.

(b) Without limiting paragraph (a) above, the Agent need not disclose any information relating to any Obligor or any of its related entities if the disclosure might, in the opinion of the Agent constitute a breach of any law or regulation or any duty of secrecy or confidentiality or be otherwise actionable at the suit of any person.

22.15 Resignation of the Agent

(a) Notwithstanding its irrevocable appointment, the Agent may resign by giving notice to the Banks and NGG, in which case the Agent may forthwith appoint one of its Affiliates as successor Agent or, failing that, the Majority Banks may appoint a successor Agent.

(b) If the appointment of a successor Agent is to be made by the Majority Banks but they have not, within 30 days after notice of resignation, appointed a successor Agent which accepts the appointment, the retiring Agent may, after prior consultation with NGG, appoint a successor Agent.

(c) The resignation of the retiring Agent and the appointment of any successor Agent will both become effective only upon the successor Agent notifying all the Parties that it accepts the appointment. On giving the notification, the successor Agent will succeed to the position of the retiring Agent and the term "Agent" will mean the successor Agent.

(d) The retiring Agent shall, at its own cost, make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as the relevant Agent under this Agreement.

(e) Upon its resignation becoming effective, this Clause 22 shall continue to benefit the retiring Agent in respect of any action taken or not taken by it under or in connection with the Finance Documents while it was the Agent and, subject to paragraph (d) above, it shall have no further obligation under any Finance Document.

(f) The Agent shall, forthwith upon being requested to do so by the Majority Banks, resign in accordance with paragraph (a) above. However, in this event, the Agent may not appoint one of its Affiliates as successor Agent as contemplated by paragraph (a) above and the Majority Banks shall appoint a successor Agent.

22.16 Banks

(a) The Agent may treat each Bank as a Bank and entitled to payments under this Agreement and as acting through its Facility Office(s) until it has received notice from the Bank to the contrary not less than five Business Days prior to any relevant payment.

(b) The Agent may at any time, and shall if requested to do so by the Majority Banks, convene a meeting of the Banks.

22.17 Chinese Wall

     In acting as Agent or as an Arranger, the agency and syndication's division of each of the Agent and the Arrangers shall be treated as a separate entity from its other divisions and departments. Any information acquired at any time by the Agent, or any Arranger otherwise than in the capacity of Agent or Arranger through its agency and syndication's division (whether as financial advisor to any member of the Group or otherwise) may be treated as confidential by the Agent or Arranger and shall not be deemed to be information possessed by the Agent or Arranger in their capacity as such. Each Finance Party acknowledges that the Agent and the Arrangers may, now or in the future, be in possession of, or provided with, information relating to the Obligors which has not or will not be provided to the other Finance
     Parties. Each Finance Party agrees that, except as expressly provided in this Agreement, neither the Agent nor any Arranger will be under any obligation to provide, or under any liability for failure to provide, any such information.

23.  FEES

23.1 Front-end fees

NGG shall pay to the Agent on behalf of the Arrangers fees with respect to each Facility on their final allocation in accordance with the Fee Letter between the Arrangers and NGG.

23.2 Commitment fee

(a) NGG shall pay to the Agent for each Bank commitment fees in the following amounts:

     (i)  with respect to Facility A:

          (A)  during the period prior to the NEES Acquisition  Completion Date,
               0.225 per cent. per annum; and

          (B) thereafter, the amount per annum that is the lesser of 0.25 per cent. per annum and half of the lowest Applicable Margin then in effect for Facility A Advances as calculated in accordance with Clause 10.6 (Applicable Margin and Acceptance Commission Rate);

    (ii)  with respect to Facility B:

          (A)  during the period prior to the NEES Acquisition  Completion Date,
               0.225 per cent. per annum; and

          (B) thereafter, the amount per annum that is the lesser of 0.25 per cent. per annum and half of the lowest Applicable Margin then in effect for Facility A Advances as calculated in accordance with Clause 10.6 (Applicable Margin and Acceptance Commission Rate);

   (iii)  with respect to Facility C, 0.15 per cent. per annum; and

    (iv)  with respect to Facility D:

          (A)  during the period prior to the NEES Acquisition  Completion Date,
               0.20 per cent. per annum; and

          (B) thereafter, the amount per annum that is the lesser of 0.225 per cent per annum and half of the then lowest Applicable Margin then in effect for Facility D Advances as calculated in accordance with Clause 10.6 (Applicable Margin and Acceptance Commission
               Rate).

(b) Accrued commitment fees are payable quarterly in arrears on the daily undrawn, uncancelled amount of the relevant Facility A Commitments, Facility B Commitments, Facility C Commitments or Facility D Commitments on each day from the Signing Date with the first payment due three months after the Signing Date. Accrued commitment fee is also payable to the Agent for the relevant Bank(s) on the cancelled amount of its Facility A Commitment, Facility B Commitment, Facility C Commitment or Facility D Commitment as the case may be at the time the cancellation takes effect. Accrued commitment fees are payable, in the case of Facility A, Facility B and Facility C, in Dollars and, in the case of Facility D, in Sterling.

23.3 Term-out Fee and Facility C Availability Extension Fee

     On the day on which a Term-out Advance is made pursuant to paragraph (b) of Clause 8.3 (Repayment of Facility C Advances) and on the first day of any extended Facility C Availability Period under Clause 5.10 (Extension of Facility C Availability Period) (as applicable), NGG shall pay the Agent for distribution pro rata to the Banks which participate in the relevant Term-out Advance or which consent to extend the Facility C Availability Period (as applicable) a fee or fees calculated as follows:

(a) (i) in the case of Term-out Advances with a term equal to or less than one year, a fee of 0.05 per cent. flat of the aggregate Original Dollar Amount of all Term-out Advances made on that date; or

    (ii) in the case of Term-out Advances with a term greater than one year, a fee of 0.10 per cent. flat of the aggregate Original Dollar Amount of all Term-out Advances made on that date; and

(b)  in the case of an extension of the Facility C Availability Period, a fee of
     0.05 per cent. flat on the aggregate Original Dollar Amount of the Facility C Commitments of those Banks which have agreed to extend the Facility C Availability Period.

23.4 Agency fee

     NGG shall pay to the Agent for its own account agency fees in the amounts agreed in the Fee Letter between NGG and the Agent. The agency fee is payable annually in advance. The first payment of this fee is payable on the date of this Agreement and each subsequent payment is payable on each Anniversary for so long as any amount is or may be outstanding under this Agreement or any Commitment is in force.

23.5 VAT

     Any fee referred to in this Clause 23 is exclusive of any value added tax or any other tax which might be chargeable in connection with that fee. If any value added tax or other tax is so chargeable, it shall be paid by NGG at the same time as it pays the relevant fee.

24.  EXPENSES

24.1 Initial and special costs

     NGG shall forthwith on demand pay the Agent and the Arrangers the amount of all reasonable costs and expenses (including legal fees) incurred by any of them in connection with:

(a)  the arranging, underwriting and primary syndication of the Facilities;

(b)  the negotiation, preparation, printing and execution of:

     (i)  this Agreement and any other documents referred to in this Agreement;

     (ii) any other Finance Document (other than a Transfer Certificate) executed after the date of this Agreement; and

(c) any amendment, waiver, consent or suspension of rights (or any proposal for any of the foregoing) requested by or on behalf of an Obligor and relating to a Finance Document or a document referred to in any Finance Document.

24.2 Enforcement costs

     NGG shall forthwith on demand pay to each Finance Party the amount of all reasonable costs and expenses (including legal fees) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

25.  STAMP DUTIES

     NGG shall pay and forthwith on demand indemnify each Finance Party against any liability it incurs in respect of any stamp, registration and similar tax which is or becomes payable in connection with the entry into, performance or enforcement of any Finance Document.

26.  INDEMNITIES

26.1 Currency indemnity

(a) If a Finance Party receives an amount in respect of an Obligor's liability under the Finance Documents or if that liability is converted into a claim, proof, judgement or order in a currency other than the currency (the "contractual currency") in which the amount is expressed to be payable under the relevant Finance Document:

     (i) that Obligor shall indemnify that Finance Party as an independent obligation against any loss or liability arising out of or as a result of the conversion;

    (ii) if the amount received by the Finance Party, when converted into the contractual currency at a market rate in the usual course of its business, is less than the amount owed in the contractual currency, the Obligor concerned shall forthwith on demand pay to that Finance Party an amount in the contractual currency equal to the deficit; and

   (iii)  the Obligor  shall pay to the Finance  Party  concerned  on demand any
          exchange  costs  and  taxes  payable  in  connection   with  any  such
          conversion.

(b) Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency other than that in which it is expressed to be payable.

26.2 Other Indemnities

     The Obligors shall forthwith on demand indemnify each Finance Party against any loss or liability which that Finance Party incurs as a consequence of:

(a)  the occurrence of any Default;

(b)  the   operation   of   Clause   21.18    (Acceleration)    or   Clause   32
     (Redistributions);

(c) any payment of principal (or any similar payment in respect of a Bill) or an overdue amount being received from any source otherwise than on its Maturity Date or the last day of its Interest Period and, for the purposes of this paragraph (c), the Maturity Date of an overdue amount is the last day of each Default Term (as defined in Clause 10.4 (Default interest)); or

(d) (other than by reason of negligence or default by a Finance Party) a Utilisation not being effected after a Borrower has delivered a Utilisation Request for that Utilisation.

     The Obligors' liability in each case includes any loss of margin or other loss or expense on account of funds borrowed, contracted for or utilised to fund any amount payable under any Finance Document, any amount repaid or prepaid or any Advance or Bill.

26.3 Acquisition indemnity

     NGG  will  indemnify  each  Finance  Party  and  each of  their  respective
     Affiliates and directors, officers, agents and employees (each, an "Indemnified Person") against all losses, claims, damages, liabilities, charges and related expenses which such Indemnified Person may be or may become subject to resulting from or in any way related to the making available of credit facilities under this Agreement in connection with the implementation of the NEES Acquisition or the EUA Acquisition (whether or not either acquisition is completed) except to the extent that the same results from the Indemnified Person's negligence or wilful default.

27.  CALCULATIONS AND EVIDENCE OF DEBT

27.1 Accounts

     Accounts maintained by a Finance Party in connection with this Agreement are prima facie evidence of the matters to which they relate.

27.2 Certificates and Determination

(a) Any certification or determination by a Finance Party of a rate or amount under this Agreement shall be supported (other than in relation to any calculation of interest) by reasonable evidence of how the calculation has been made and, if so supported, shall be, in the absence of manifest error, conclusive evidence of the matters to which it relates.

(b) Any determination by the Agent of a rate of interest shall be, in the absence of manifest error, conclusive.

(c)  Nothing  in  this  Clause   obliges  any  Finance  Party  to  disclose  any
     confidential information.

27.3 Calculations

     Interest (including any applicable Reserve Asset Cost) and the commitment fee payable under Clause 23.2 (Commitment fee) accrue from day to day and are calculated on the basis of the actual number of days elapsed and a year of 365 days, or, in the case of interest or commitment fees payable on an amount denominated in Dollars or an Optional Currency only, 360 days (or as otherwise agreed between the Agent and NGG in accordance with usual market practice). The Acceptance Commission Rate is calculated on the basis of the number of days in the relevant Tenor and a year of 365 days.

28.  AMENDMENTS AND WAIVERS

28.1 Procedure

(a) Subject to Clause 28.2 (Exceptions), any term of the Finance Documents may be amended or waived with the agreement of NGG and the Majority Banks and (in so far as its position as Agent is affected) the Agent. The Agent may effect, on behalf of the Majority Banks, an amendment to which they have agreed.

(b) The Agent shall promptly notify the other Parties of any amendment or waiver effected under paragraph (a) above, and any such amendment or waiver shall be binding on all the Parties.

28.2 Exceptions

(a)  An amendment or waiver which relates to:

     (i)  the definition of "Majority Banks" in Clause 1.1 (Definitions);

    (ii) an extension of the date for, or a decrease in an amount (including any fees payable or the Applicable Margin) or a change in the currency of, any payment under the Finance Documents;

   (iii)  an increase in a Bank's Commitment;

    (iv) a term of a Finance Document which expressly requires the consent of each Bank;

     (v) the incorporation of Additional Borrowers otherwise than in accordance with Clause 29.4 (Additional Borrowers); or

    (vi) Clause 18 (Guarantee), Clause 32 (Redistributions) or this Clause 28, may not be effected without the consent of each Bank.

28.3 Waiver and Remedies Cumulative

     The rights of each Finance Party under the Finance Documents:

     (a)  may be exercised as often as necessary;

     (b)  are  cumulative and not exclusive of its rights under the general law;
          and

     (c)  may be waived only in writing and specifically.

     Delay in exercising or non-exercise of any such right is not a waiver of that right.

29.  CHANGES TO THE PARTIES

29.1 Transfers by Obligors

     No Obligor may assign, transfer, novate or dispose of any of, or any interest in, its rights and/or obligations under the Finance Documents.

29.2 New Banks

(a) a Bank (the "Existing Bank") may, at any time, assign, transfer or novate any of its rights and/or obligations under this Agreement to another person (the "New Bank") without the prior consent of or notice to any Obligor except that:

     (i) prior to completion of the Primary Syndication Period, the Existing Bank may only assign, transfer or novate (or seek to assign, transfer or novate) its rights and/or obligations in accordance with the syndication strategy agreed between the Arrangers and NGG;

    (ii) the prior written consent of NGG (such consent not to be unreasonably withheld or delayed) is required for any such assignment, transfer or novation with respect to Facilities A or C prior to the NEES Acquisition Completion Date and such consent will be deemed to have been given if, within fourteen days of receipt by NGG of an application for consent, it has not been expressly refused; and

   (iii) in the case of a partial assignment, transfer or novation of its rights and/or obligations under any Facility a minimum amount of US$10,000,000 (or its equivalent) in aggregate and a minimum of US$1,000,000 (or its equivalent) per Facility (unless to an Affiliate of a Bank or to another Bank or the Agent agrees otherwise) must be assigned, transferred or novated.

(b)  A transfer of obligations will be effective only if either:

     (i) the obligations are transferred by way of novation in accordance with Clause 29.3 (Procedure for transfers); or

    (ii) the New Bank confirms to the Agent and NGG that it undertakes to be bound by the terms of this Agreement as a Bank in form and substance satisfactory to the Agent. On the transfer becoming effective in this manner the Existing Bank shall be relieved of its obligations under this Agreement to the extent that they are transferred to the New Bank.

(c) Nothing in this Agreement restricts the ability of a Bank to sub-contract an obligation if that Bank remains liable under this Agreement for that obligation.

(d) On each occasion that an Existing Bank assigns, transfers or novates any of its rights and/or obligations under this Agreement after completion of the Primary Syndication Period (other than to an Affiliate), the New Bank shall, on the date the assignment, transfer and/or novation takes effect, pay to the Agent for its own account a fee of (pound)1,000.

(e)  An Existing Bank is not responsible to a New Bank for:

     (i) the execution, genuineness, validity, enforceability or sufficiency of any Finance Document or any other document;

    (ii)  the collectability of amounts payable under any Finance Document; or

   (iii) the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document.

(f) Each New Bank confirms to the Existing Bank and the other Finance Parties that it:

     (i) has made its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Bank in connection with any Finance Document; and

    (ii) will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities while any amount is or may be outstanding under this Agreement or any Commitment is in force.

(g)  Nothing in any Finance Document obliges an Existing Bank to:

     (i) accept a re-transfer from a New Bank of any of the rights and/or obligations assigned or transferred or novated under this Clause; or

    (ii) support any losses incurred by the New Bank by reason of the non-performance by any Obligor of its obligations under this Agreement or otherwise.

(h) Any reference in this Agreement to a Bank includes a New Bank. but excludes a Bank if no amount is or may be owed to or by that Bank under this Agreement and its Commitment has been cancelled or reduced to nil.

29.3 Procedure for transfers

(a)  A transfer by way of novation is effected if:

     (i) the Existing Bank and the New Bank deliver to the Agent a duly completed certificate substantially in the form set out in Schedule 6 (a "Transfer Certificate") with such changes as the Agentapproves to achieve a substantially similar effect (which may be delivered by fax and confirmed by delivery of a hard copy original but the fax will be effective irrespective of whether confirmation is received; and

    (ii)  the Agent executes it.

(b) Each Party (other than the Existing Bank and the New Bank) irrevocably authorises the Agent to execute any duly completed Transfer Certificate on its behalf and the Agent agrees promptly to provide a copy of the Transfer Certificate to NGG after it has executed it.

(c) To the extent that they are expressed to be the subject of the transfer in the Transfer Certificate) on the date of execution of the Transfer Certificate by the Agent (or the date specified in the Transfer Certificate if later):

     (i) the Existing Bank and the other Parties (the "existing Parties") will be released from their obligations to each other (the "discharged obligations");

    (ii) the New Bank and the existing Parties will assume obligations towards each other which differ from the discharged obligations only in so far as they are owed to or assumed by the New Bank instead of the Existing Bank;

   (iii) the rights of the Existing Bank against the existing Parties and vice versa (the "discharged rights") will be cancelled; and

    (iv) the New Bank and the existing Parties will acquire rights against each other which differ from the discharged rights only in so far as they are exercisable by or against the New Bank instead of the Existing Bank, all on the date of execution of the Transfer Certificate by the Agent or, if later, the date specified in the Transfer Certificate.

(d) If the effective date of a novation is after the date a Utilisation Request is received by the Agent but before the date a requested Advance is disbursed to or Bill accepted for the relevant Borrower, the Existing Bank shall be obliged to participate in that Advance or accept that Bill in respect of its discharged obligations notwithstanding that novation and the New Bank shall reimburse the Existing Bank for its participation in that Advance or Bill and all interest, fees and acceptance commission thereon up to the date of reimbursement (in each case to the extent attributable to the discharged obligations) within three Business Days of the Utilisation Date of that Advance or Bill.

29.4 Additional Borrowers

(a) If NGG wishes one of its wholly-owned Subsidiaries to become an Additional Borrower, then it may (after prior consultation with the Agent and, if it is incorporated outside of the United Kingdom, with the prior consent of all the Banks not to be unreasonably withheld or delayed) deliver to the Agent, the documents listed in Part III of Schedule 2 (Conditions Precedent Documents).

(b) On delivery of a Borrower Accession Agreement, executed by the relevant Subsidiary and NGG, the Subsidiary will, subject to the restrictions set out in Clause 5.1 (Receipt of Utilisation Requests), become an Additional Borrower (provided that, where that Subsidiary is not incorporated in the United Kingdom, the prior written consent of all Banks shall be required not to be unreasonably withheld or delayed). However, it may not utilise any of the Facilities until the Agent confirms to the other Finance Parties and NGG that it has received all the documents referred to in paragraph (a) above in form and substance satisfactory to it.

(c) Delivery of a Borrower Accession Agreement, executed by the Subsidiary and NGG, constitutes confirmation by that Subsidiary and NGG that the representations and warranties set out in Clause 19 (Representations and warranties) and to be made by them on the date of the Borrower Accession Agreement are correct, as if made with reference to the facts and circumstances then existing.

29.5 Additional Guarantors

(a) If NGG wishes one of its Subsidiaries to become an Additional Guarantor then it may (after prior consultation with the Agent) deliver to the Agent the documents listed in Part IV of Schedule 2 (Conditions Precedent Documents). If NG Company transfers all or part of its Transmission Licence or all or part of the Transmission Business carried on pursuant to its Transmission Licence to another member of the Group, such person will be a Regulated UK Subsidiary and will become an Additional Guarantor with respect to NG Company and will deliver to the Agent the documents listed in
     Part IV of Schedule 2 (Conditions Precedent Documents).

(b) On execution and delivery of a Guarantor Accession Agreement together with the documents referred to in paragraph (c) below, the relevant Subsidiary will become an Additional Guarantor.

(c) NGG shall procure that, at the same time as a Guarantor Accession Agreement is delivered to the Agent, there is also delivered to the Agent all those other documents listed in Part IV of Schedule 2 (Conditions Precedent Documents), in each case in form and substance satisfactory to the Agent.

(d) Delivery of a Guarantor Accession Agreement, executed by the Subsidiary, constitutes confirmation by that Subsidiary that the representations and warranties set out in Clause 19 (Representations and Warranties) to be made by it on the date of the Guarantor Accession Agreement are correct, as if made with reference to the facts and circumstances then existing.

29.6 Reference Banks

     If a Reference Bank (or, if a Reference Bank is not a Bank, the Bank of which it is an Affiliate) ceases to be one of the Banks, the Agent shall (in consultation with NGG) appoint another Bank to replace the Reference Bank.

29.7 Additional Payments

If following:

(a) any assignment, transfer or novation of all or any part of the rights or obligations of a Bank to a New Bank under Clause 29.2 (New Banks); or

(b)  any change in a Bank's Facility Office,

     any additional amount is required to be paid to the New Bank or that Bank (as the case may be) by any Obligor under Clause 13 (Taxes) or Clause 15 (Increased Costs) of this Agreement as a result of laws, regulations or requirements of any central bank or other fiscal monetary or competent authority (whether or not having the force of law) or other circumstances in each case in force at the time of that assignment, transfer, novation or change, then the New Bank or Bank (acting through its new Facility Office) will be entitled to receive any such amount only to the extent that the Existing Bank or Bank (acting through its old Facility Office) would have been so entitled had there been no assignment, transfer, novation or change in Facility Office (as the case may be).

29.8 Register

     The Agent shall keep a register of all the Parties and shall supply any other Party (at that Party's expense) with a copy of the register on request.

29.9 Release of Borrowers

     Any Borrower (other than the Initial Borrowers) may cease to be a Borrower if at any time, whilst there are no sums which are or may be outstanding from that Borrower under the Finance Documents and there is no outstanding Utilisation Request in relation to that Borrower, it delivers a notice to that effect to the Agent. Upon delivery of any such notice the relevant Borrower shall cease to be a Borrower and shall, subject as provided in this Clause, cease to have any obligations under the Finance Documents in its capacity (only) as a Borrower but without affecting any obligations it may have as a Guarantor or in any other capacity.

29.10 Release or Removal of Guarantors

     Any Guarantor which is not a Borrower (other than NGG), may, at the request of NGG and if no Default is continuing or would result, cease to be a Guarantor by entering into a supplemental agreement to this Agreement at the cost of NGG in such form as the Agent may reasonably require which shall discharge that Guarantor's obligations as a Guarantor under this Agreement.

30.  DISCLOSURE OF INFORMATION

     A Bank may disclose to its professional advisers, to any of its Affiliates or any other person with whom it is proposing to enter, or has entered into, any kind of transfer, participation or other agreement in relation to this Agreement:

     (a)  a copy of any Finance Document;

     (b)  a copy of the Information Memorandum; and

     (c) any information which that Bank has acquired under or in connection with any Finance Document,

     provided that a Bank shall not disclose any such information to a person other than one of its Affiliates unless that person has provided to that Bank a confidentiality undertaking addressed to that Bank and NGG, substantially in the form set out in Schedule 10 (Form of Confidentiality Undertakings) or such other form as NGG may approve.

31.  SET-OFF

     A Finance Party may set off any matured obligation owed by an Obligor under this Agreement (to the extent beneficially owned by that Finance Party) against any obligation (whether or not matured) owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off. If either obligation is unliquidated or unascertained, the Finance Party may set off in an amount estimated by it in good faith to be the amount of that obligation.

32.  REDISTRIBUTIONS

32.1 Redistribution

     If any amount owing by an Obligor under this Agreement to a Finance Party (the "recovering Finance Party") is discharged by payment, set-off or any other manner other than through the Agent in accordance with Clause 12 (Payments) (a "recovery"), then:

     (a) the recovering Finance Party shall, within 3 Business Days, notify details of the recovery to the Agent;

     (b) the Agent shall determine whether the recovery is in excess of the amount which the recovering Finance Party would have received had the recovery been received by the Agent and distributed in accordance with Clause 12 (Payments);

     (c) subject to Clause 32.3 (Exceptions), the recovering Finance Party shall, within 3 Business Days of demand by the Agent, pay to the Agent an amount (the "redistribution") equal to the excess;

     (d) the Agent shall treat the redistribution as if it were a payment by the Obligor concerned under Clause 12 (Payments) and shall pay the redistribution to the Finance Parties (other than the recovering Finance Party) in accordance with Clause 12.7 (Partial payments); and

     (e) after payment of the full redistribution, the recovering Finance Party will be subrogated to the portion of the claims paid under paragraph
          (d) above, and that Obligor will owe the recovering Finance Party a debt which is equal to the redistribution, immediately payable and of the type originally discharged.

32.2 Reversal of Redistribution

     If under Clause 32.1 (Redistribution):

     (a) a recovering Finance Party must subsequently return a recovery, or an amount measured by reference to a recovery, to an Obligor; and

     (b) the recovering Finance Party has paid a redistribution in relation to that recovery,

     each Finance Party shall, within 3 Business Days of demand by the recovering Finance Party through the Agent, reimburse the recovering Finance Party all or the appropriate portion of the redistribution paid to that Finance Party. Thereupon the subrogation in paragraph (e) of Clause
     32.1 (Redistribution) will operate in reverse to the extent of the reimbursement.

32.3 Exceptions

(a) A recovering Finance Party need not pay a redistribution to the extent that it would not, after the payment, have a valid claim against the Obligor concerned in the amount of the redistribution pursuant to paragraph (e) of Clause 32.1 (Redistribution).

(b) Where a recovering Finance Party has received a recovery as a consequence of the satisfaction or enforcement of a judgment obtained in any legal action or proceedings to which it is a party it need not pay a redistribution to any Finance Party which (being entitled to do so) did not join in with the recovering Finance Party in the legal action or proceedings, unless the recovering Finance Party did not give prior notice of its involvement in the legal action or proceedings to the Agent for disclosure to all the Banks.

33.  SEVERABILITY

     If a provision of any Finance Document is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

     (a) the legality, validity or enforceability in that jurisdiction of any other provision of the Finance Documents; or

     (b) the legality, validity or enforceability in other jurisdictions of that or any other provision of the Finance Documents.

34.  COUNTERPARTS

     This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement

35.  NOTICES

35.1 Giving of notices

     All notices or other communications under or in connection with this Agreement shall be given in writing or facsimile. Any such notice will be deemed to be given as follows:

(a)  if in writing, when delivered;

(b)  if by facsimile, when received.

     However, a notice given in accordance with the above but received other than on a Business Day or after business hours in the place of receipt will only be deemed to be given on the next Business Day in that place. Facsimile notices to the Agent must be confirmed in writing (but non-receipt of that confirmation will not affect the validity of the original facsimile notice).

35.2 Notices

     The address, facsimile and telephone numbers and contact details of each Party for all notices and other matters under or in connection with this Agreement are:

     (i) identified with its signature below (or, in the case of any Bank that becomes a Party pursuant to a Transfer Certificate, set out in the relevant Transfer Certificate); or

     (ii) as otherwise notified by that Party for this purpose to the Agent by not less than five Business Days' notice.

36.  GOVERNING LAW AND JURISDICTION

36.1 Governing Law

     This Agreement is governed by English law.

36.2 Submission to Jurisdiction

(a) The Obligors irrevocably agree for the benefit of each of the Finance Parties that the Courts of England shall have exclusive jurisdiction in relation to any claim, dispute or difference concerning a Finance Document and in relation to, or in relation to the enforcement of, any judgment relating to any such claim, dispute or difference and accordingly submits to the jurisdiction of the English Courts.

(b) Each Obligor irrevocably waives any right that it may have to object to an action being brought in the Courts of England, to claim that the action has been brought in an inconvenient forum or to claim that the Courts of England do not have jurisdiction.

(c) Nothing in this Clause shall (or be construed so as to) limit the right of any Finance Party to bring legal proceedings in any other court of competent jurisdiction (including, without limitation the courts have jurisdiction by reason of an Obligor's place of incorporation) or concurrently on more than one jurisdiction), whether by way of substantive action, ancillary relief, enforcement or otherwise.

36.3 Service of process

     Without prejudice to any other mode of service, each Obligor:

     (a) irrevocably appoints NGG as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document;

     (b) agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned;

     (c) consents to the service of process relating to any such proceedings by prepaid posting of a copy of the process to its address for the time being applying under Clause 35.2 (Notices); and

     (d)  agrees that if the  appointment  of any person  mentioned in paragraph
          (a) above ceases to be effective, the relevant Obligor shall immediately appoint a further person in England to accept service of process on its behalf in England and, failing such appointment within 15 days, the Agent is entitled to appoint such a person by notice to the Obligors.

36.4 Forum convenience and enforcement abroad

     Each Obligor agrees that a judgment or order of a court of England in connection with a Finance Document is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.

     IN WITNESS whereof this Agreement has been entered into on the date set out above.

                                   SCHEDULE 1

                                    The Banks

                                     Part I

                        Facility A Banks and Commitments

Banks                                                       Commitments
                                                                US$

ABN AMRO Bank N.V.                                          141,666,666
Barclays Bank PLC                                           141,666,666
The Chase Manhattan Bank                                    141,666,667
Deutsche Bank AG London                                     116,666,667
Deutsche Morgan Grenfell (C.I.) Limited                      25,000,000
Dresdner Bank AG London Branch                              141,666,667
Midland Bank plc                                            141,666,667
                                                    ============================
                      Facility A Total Commitments          850,000,000
                                                    ============================


                                     Part II

                        Facility B Banks and Commitments

Banks                                                       Commitments
                                                                US$

ABN AMRO Bank N.V.                                           91,666,667
Barclays Bank PLC                                            91,666,667
The Chase Manhattan Bank                                     91,666,667
Deutsche Bank AG London                                      91,666,667
Dresdner Bank AG London Branch                               91,666,666
Midland Bank plc                                             91,666,666
                                                   =============================
                      Facility B Total Commitments          550,000,000
                                                   =============================

                                    Part III

                        Facility C Banks and Commitments

Banks                                                       Commitments
                                                                US$

ABN AMRO Bank N.V.                                          225,000,000
Barclays Bank PLC                                           225,000,000
The Chase Manhattan Bank                                    225,000,000
Deutsche Bank AG London                                     225,000,000
Dresdner Bank AG London Branch                              225,000,000
Midland Bank plc                                            225,000,000
                                                   =============================
                      Facility C Total Commitments        1,350,000,000
                                                   =============================


                                     Part IV

                        Facility D Banks and Commitments

Banks                                                       Commitments
                                                              (pounds)

ABN AMRO Bank N.V.                                           41,666,667
Barclays Bank PLC                                            41,666,667
The Chase Manhattan Bank                                     41,666,666
Deutsche Bank AG London                                      41,666,666
Dresdner Bank AG London Branch                               41,666,667
Midland Bank plc                                             41,666,667
                                                   =============================
                      Facility D Total Commitments          250,000,000
                                                   =============================

                                   SCHEDULE 2

                         Conditions Precedent Documents

                                     Part I

                  To be delivered before the first Utilisation

(a) A copy of the memorandum and articles of association and certificate of incorporation of the Borrowers;

(b) a copy of a resolution of the board of directors (or a duly constituted committee of the board of directors and of the board of directors establishing such committee) of each Borrower:

     (i) approving the terms of, and the transactions contemplated by, the Finance Documents and resolving that it execute the Finance Documents;

    (ii) authorising a specified person or persons to execute and, where applicable, deliver the Finance Documents to which it is a party on its behalf; and

   (iii) authorising a specified person or persons, on its behalf, to sign and endorse Bills and to sign and/or despatch all other documents and notices (including but not limited to Utilisation Requests) to be signed and/or despatched by it under or in connection with the Finance Documents;

(c) specimens of the signatures of each person authorised by the resolutions referred to in paragraph (b) above;

(d) a copy of NG Company's Transmission Licence and the Licences (if any) of each Borrower;

(e) a certificate of a director of each of the Borrowers on its behalf confirming that utilisation of the Facilities in full would not, when utilised, cause any borrowing limit binding on it to be exceeded;

(f) a certificate of an authorised signatory of each of the Borrowers certifying that each copy document specified in Part I of this Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement;

(g)  a legal opinion of Allen & Overy addressed to the Finance Parties; and

(h) a notice of cancellation of the undrawn commitment (if any) under the 1996 Facility Agreement such cancellation to be effective no later than the first Utilisation Date.

                                     Part II

     To be delivered before the first Advance under Facility A or Facility C

(a) a certified copy of the NEES Acquisition Agreement and the EUA Acquisition Agreement;

(b) a certified copy of the circular to the shareholders of NGG to be distributed in connection with the NEES Acquisition;

(c) a certified copy of the resolution passed by the shareholders of NGG approving the NEES Acquisition;

(d) a certified copy of a resolution passed by the shareholders of NEES approving the NEES Acquisition;

(e) a certificate from two directors of NGG dated no earlier than five Business Days before the NEES Acquisition Completion Date (and no later than the date of the first Utilisation Request for a Facility A Advance or a Facility C Advance) to the effect that:

     (i) the Offeror is to complete such acquisition on a specified date (being a date on or prior to the first Facility A or Facility C Advance); and

    (ii) the NEES Acquisition is being completed substantially in accordance with the terms contemplated in the NEES Acquisition Agreement and upon completion the Offeror will have acquired 100 per cent. of NEES; and

   (iii) completion of the NEES Acquisition (taking into account any governmental or other conditions affecting the NEES Acquisition after completion and the aggregate cash receivable by NEES shareholders in connection with the NEES Acquisition) will not, in the opinion of the directors of NGG, materially and adversely impact on the ability of the enlarged Group to comply with the financial covenants set out in Clause 20.19 (Group Financial Covenants) or otherwise on the operation of the business of the enlarged Group (taken as a whole);

(f) evidence in form and substance satisfactory to the Agent that the EIB Agreement and all other existing credit agreements (if any) of any Obligor have been cancelled and prepaid in full or where necessary have been renegotiated so as to ensure that neither the NEES Acquisition nor any Utilisation under this Agreement will constitute an event of default (however defined) under any such credit agreement (such cancellation or renegotiation to be effective prior to the first Utilisation Date under Facility A or Facility C); and

(g) evidence in form and substance satisfactory to the Agent that NGG and each other relevant member of the Group will as at the NEES Acquisition Completion Date, be in compliance with any applicable provisions of PUHCA and will have obtained any necessary orders, approvals or consents under PUHCA in relation to this Agreement.

                                    Part III

                    To be delivered by an Additional Borrower

(a) A Borrower Accession Agreement, duly executed by the Additional Borrower and NGG;

(b) a copy of the memorandum and articles of association and certificate of incorporation or equivalent constitutional documents of the Additional Borrower;

(c) a copy of a resolution of the board of directors or equivalent of the Additional Borrower:

     (i) approving the terms of, and the transactions contemplated by, the Borrower Accession Agreement and resolving that it execute the Borrower Accession Agreement;

    (ii) authorising a specified person or persons to execute the Borrower Accession Agreement on its behalf; and

   (iii) authorising a specified person or persons, on its behalf, to sign and endorse Bills and to sign and/or despatch all other documents and notices including but not limited to Utilisation Requests to be signed and/or despatched by it under or in connection with this Agreement;

(d) a certificate of a director of the Additional Borrower on its behalf confirming that utilisation of the Facilities in full would not, when utilised, cause any borrowing limit binding on it to be exceeded;

(e) a copy of any other authorisation or other document, opinion or assurance which the Agent considers to be necessary in connection with the entry into and performance of, and the transactions contemplated by, the Borrower Accession Agreement or for the validity of any Finance Document;

(f) specimens of the signatures of each person authorised by the resolution referred to in paragraph (c) above;

(g)  the latest audited accounts of the Additional Borrower;

(h) a certificate of an authorised signatory of the Additional Borrower certifying that each copy document specified in this Part III of Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the date of the Borrower Accession Agreement; and

(i) a legal opinion from the relevant jurisdiction addressed to the Finance Parties.

                                     Part IV

                   To be delivered by an Additional Guarantor

(a) A Guarantor Accession Agreement, duly executed as a deed by the Additional Guarantor;

(b) a copy of the memorandum and articles of association and certificate of incorporation or equivalent constitutional documents of the Additional Guarantor;

(c)  a copy  of a  resolution  of  the  board  of  directors  of the  Additional
     Guarantor:

     (i) approving the terms of, and the transactions contemplated by, the Guarantor Accession Agreement and resolving that it execute the Guarantor Accession Agreement as a deed;

    (ii) authorising a specified person or persons to witness the affixing of the common seal of the Additional Guarantor to the Guarantor Accession Agreement or otherwise execute the Guarantor Accession Agreement as a deed; and

   (iii) authorising a specified person or persons, on its behalf, to sign and/or despatch all documents to be signed and/or despatched by it under or in connection with this Agreement;

(d) a copy of a resolution, signed by all the holders of the issued or allotted shares in the Additional Guarantor, approving the terms of, and the transactions contemplated by, the Guarantor Accession Agreement;

(e) a copy of a resolution of the board of directors of each corporate shareholder in the Additional Guarantor:

     (i) approving the terms of the resolution referred to in paragraph (d) above; and

    (ii) authorising a specified person or persons to sign the resolution on its behalf;

(f) a certificate of a director of the Additional Guarantor (if the Additional Guarantor is also to be a Borrower) on its behalf certifying that utilisation of the Facilities in full would not, when utilised, cause any borrowing limit binding on it to be exceeded or, in the case of any Additional Guarantor which is an NG Company Guarantor, a certificate certifying that utilisation of Facility D in full would not, when utilised, cause any borrowing limit binding on it to be exceeded;

(g) a copy of any other authorisation or other document, opinion or assurance which the Agent considers to be necessary in connection with the entry into and performance of, and the transactions contemplated by, the Guarantor Accession Agreement or for the validity of any Finance Document;

(h) a specimen of the signature of each person authorised by the resolutions referred to in paragraphs (c) and (e) above;

(i)  a copy of the latest audited accounts of the Additional Guarantor;

(j) a certificate of any authorised signatory of the Additional Guarantor certifying that each copy document specified in this Part IV of this
     Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the date of the Guarantor Accession Agreement; and

(k) a legal opinion from the relevant jurisdiction addressed to the Finance Parties.

                                   SCHEDULE 3

                       Calculation of the Mandatory Cost

(a) The Mandatory Cost for an Advance for its Term or Interest Period is the rate determined by the Agent to be equal to the arithmetic mean (rounded upward, if necessary, to four decimal places) of the respective rates notified by each of the Reference Banks to the Agent and calculated in accordance with the following formulae:

     in relation to an Advance denominated in Sterling:

     BY + S(Y-Z) + F x 0.01 % per annum
     ----------------------
     100-(B+S)

     in relation to any other Advance:

     F x 0.01 % per annum
     --------
     300

     where on the day of application of a formula:

     B is the percentage of the Reference Bank's eligible liabilities (in excess of any stated minimum) which the Bank of England requires the Reference Bank to hold on a non-interest-bearing deposit account in accordance with its cash ratio requirements;

     Y is LIBOR at or about 11.00 a.m. on that day for the Term or Interest Period;

     S is the percentage of the Reference Bank's eligible liabilities which the Bank of England requires the Reference Bank to place as a special deposit;

     Z is the interest rate per annum allowed by the Bank of England on special deposits; and

     F is the charge payable by the Reference Bank to the Financial Services Authority under paragraph 2.02 or 2.03 (as appropriate) of the Fees Regulations (but where for this purpose, the figure in paragraph 2.02b and 2.03b will be deemed to be zero) expressed in pounds per (pound)1,000,000 of the fee base of the Bank.

(b)  For the purposes of this Schedule 3:

     (i) "eligible liabilities" and "special deposits" have the meanings given to them at the time of application of the formula by the Bank of England; and

    (ii)  "fee base" has the meaning given to it in the Fees Regulations;

   (iii) "Fees Regulations" means the Banking Supervision (Fees) Regulations 1998, and/or any other regulations governing the payment of fees for banking supervision.

(c) In the application of the formula, B, Y, S and Z are included in the formula as figures and not as percentages, e.g. if B = 0.5% and Y = 15%, BY is calculated as 0.5 x 15.

(d) If a Reference Bank does not supply a rate to the Agent, the applicable Mandatory Cost will be determined on the basis of the rate(s) supplied by the remaining Reference Banks.

(e) (i) The formula is applied on the first day of the Term or Interest Period of the relevant Advance.

    (ii) Each rate calculated in accordance with the formula is, if necessary, rounded upward to four decimal places.

(f) If the Agent determines that a change in circumstances has rendered, or will render, the formula inappropriate, the Agent (after consultation with the Banks) shall notify NGG of the manner in which the Mandatory Cost will subsequently be calculated. The manner of calculation so notified by the Agent shall, in the absence of manifest error, be binding on all the Parties.

                                   SCHEDULE 4

          Form of Utilisation Request/Interest Period Selection Notice*

To:      HSBC Investment Bank plc as Agent

From:    [Relevant Borrower]

                                        Date: [              ]

Dear Sirs

            The National Grid Group plc/The National Grid Company plc

     FACILITY A: US$850,000,000 TERM LOAN
     FACILITY B: US$550,000,000 MULTI-CURRENCY REVOLVING CREDIT
     FACILITY C: US$1,350,000,000 364 DAY REVOLVING CREDIT
     FACILITY D: (pound)250,000,000 (NGC) MULTI-CURRENCY REVOLVING CREDIT dated 5th March, 1999
                                (the "Agreement")

1.   We refer to the Agreement.

     2. We wish to utilise Facility A* and/or*/Facility B* and/or Facility C* and/or the Facility* D by way of Advances* and/or Bills* as follows:


     (a)  Proposed Utilisation Date:               Facility A:   [          ]*
                                                   Facility B:   [          ]*
                                                   Facility C:   [          ]*
                                                   Facility D:   [          ]*

     (b)  Requested Amount (including currency in  Facility A:   [          ]*
          the case of Facility B or D):            Facility B:   [          ]*
                                                   Facility C:   [          ]*
                                                   Facility D:   [          ]*

     (c)  Interest Period/Term*:                   Facility A:   [          ]*
                                                   Facility B:   [          ]*
                                                   Facility C:   [          ]*
                                                   Facility D:   [          ]*

     (d)  Payment Instructions:                    Facility A:   [          ]*
                                                   Facility B:   [          ]*
                                                   Facility C:   [          ]*
                                                   Facility D:   [          ]*

     (e)  Initial Interest Period:                 Facility C:   [          ]*
          (for Term-out Advances only)*

     (f)  Final Maturity Date                      Facility C    [          ]*
          (for Term-out Advances only)*

     (g)  Tenor                                    Facility D    [          ]*
          (for Bills only)*

3.   We confirm that each condition  specified in Clause 4.3 (Further conditions
     precedent   generally)  is  satisfied  on  the  date  of  this  Utilisation
     Request.**

Yours faithfully


By:

 .................................

[Relevant Borrower]

Authorised Signatory


--------
*    Delete as appropriate.

**   Not applicable to selection of Interest Periods.

                                   SCHEDULE 5

                                  Form of Bill

Face of Bill

No.            for (pounds)


 ................19[  ]


On................19[  ] pay against this  Bill of Exchange to our order the sum
of (pounds).................... for value received against [                   ]


To:    [                    ]

Accepted by: [                     ]

For and on behalf of                        For and on behalf of
[Accepting Bank]                            [Relevant Borrower]


 ...................................         ....................................
Authorised Signatory                        Authorised Signatory


Reverse of Bill


For and on behalf of:
[Relevant Borrower]


 ...................................
Authorised Signatory

                                   SCHEDULE 6

                              Transfer Certificate

To:      HSBC Investment Bank plc as Agent

From:    [The Existing Bank] and [The New Bank]

Date:    [          ]

            The National Grid Group plc/The National Grid Company plc

     FACILITY A: US$850,000,000 TERM LOAN
     FACILITY B: US$550,000,000 MULTI-CURRENCY REVOLVING CREDIT
     FACILITY C: US$1,350,000,000 364 DAY REVOLVING CREDIT
     FACILITY D: (pound)250,000,000 (NGC) MULTI-CURRENCY REVOLVING CREDIT dated 5th March , 1999
                                (the "Agreement")

1.   We refer to Clause 29.3  (Procedure for transfers) of the Agreement.  Terms
     defined  in  the   Agreement   have  the  same  meaning  in  this  Transfer
     Certificate.

2. We [ ] (the "Existing Bank") and we [ ] (the "New Bank") agree to the Existing Bank and the New Bank transferring by way of novation all the Existing Bank's rights and obligations referred to in the Schedule in accordance with Clause 29.3 (Procedure for transfers).

3. The specified date for the purposes of Clause 29.3(c) (Procedure for transfers) is [date of transfer].

4. The Facility Office and address for notices of the New Bank for the purposes of Clause 35 (Notices) are set out in the Schedule.

5. The New Bank warrants that on the date of this Transfer Certificate it is a Qualifying Bank.

6. [The New Bank confirms that if it is not a United States person (as such term is defined in Section 7701(a)(30)) of the Code), it has complied with the undertaking contained in Clause 13.6(b) (U.S. Taxes) or, if it is a United States person, it has complied with the undertaking contained in Clause 13.6(c) (U.S. Taxes).] / [The New Bank confirms that, if it is a Qualifying Bank as defined in sub- paragraph (b) of that definition, it will, as appropriate, comply with the undertaking contained in Clause 13.3(c) (Qualifying Bank).] *

7    This Transfer Certificate is governed by English law.

----------

*    Insert as applicable.

                                  The Schedule

                      Rights and obligations to be novated

[Details of the rights and obligations of the Existing Bank to be transferred].

[New Bank]

[Facility Office]                 [Address for notices:]
[Telephone No.]
[Facsimile No.]
[Telex No.]
[Contact:]
[Existing Bank]          [New Bank]

By: ..................... By: ..................... By: ........................

Date: ................... Date: ................... Date: ......................

                                   SCHEDULE 7

                          Borrower Accession Agreement

To:     HSBC Investment Bank plc as Agent

From:   [Proposed Additional Borrower] and The National Grid Group plc

                                                          Date: [              ]

            The National Grid Group plc/The National Grid Company plc

     FACILITY A: US$850,000,000 TERM LOAN
     FACILITY B: US$550,000,000 MULTI-CURRENCY REVOLVING CREDIT
     FACILITY C: US$1,350,000,000 364 DAY REVOLVING CREDIT
     FACILITY D: (pound)250,000,000 (NGC) MULTI-CURRENCY REVOLVING CREDIT dated 5th March , 1999
                                (the "Agreement")

Dear Sirs

We refer to Clause 29.4 (Additional Borrowers) of the Agreement.

[Name of company] of [registered office] (Registered no.[ ]) hereby agrees to become an Additional Borrower and to be bound by the terms of the Agreement as an Additional Borrower in accordance with Clause 29.4 (Additional Borrowers) thereof.

The address for notices of [name of company] for the purposes of Clause 35.2 (Notices) is:

[                               ]

This Accession Agreement is governed by English law.

Yours faithfully


By: .............................

[Proposed Additional Borrower]

Authorised Signatory


By: .............................

The National Grid Group plc

Authorised Signatory

                                   SCHEDULE 8

                          Guarantor Accession Agreement

To:     HSBC Investment Bank plc as Agent

From:   [Proposed Additional Guarantor] and The National Grid Group plc

                                                            Date: [            ]

            The National Grid Group plc/The National Grid Company plc

     FACILITY A: US$850,000,000 TERM LOAN
     FACILITY B: US$550,000,000 MULTI-CURRENCY REVOLVING CREDIT
     FACILITY C: US$1,350,000,000 364 DAY REVOLVING CREDIT
     FACILITY D: (pound)250,000,000 (NGC) MULTI-CURRENCY REVOLVING CREDIT dated 5th March , 1999
                                (the "Agreement")

Dear Sirs

We refer to Clause 29.5 (Additional Guarantors) of the Agreement.

[Name of company] of [registered office] (Registered no.[ ]) hereby agrees to become an Additional Guarantor [of each Borrower as contemplated in Clause 18.1(a)/of NG Company only as contemplated in Clause 18.1(b)]* and to be bound by the terms of the Agreement as an Additional Guarantor in accordance with Clause 29.5 (Additional Guarantors) thereof.

The address for notices of [name of company] for the purposes of Clause 35.2 (Notices) is:

[                                ]

This Accession Agreement is governed by English law and is intended to be and is delivered on the above date as a deed.

Yours faithfully

[THE COMMON SEAL of                   )
[Proposed Additional Guarantor]       )
was affixed to this Deed              )
in the presence of:-                  )

Director


------------------------
Director/Secretary]

OR

EXECUTED AS A DEED by                 )
[Proposed Additional Guarantor] and   )
signed by [name of director] and      )
[name of director/secretary] pursuant )
to a resolution of the Board          )

                                            ..............................
                                            Director


                                            ..............................
                                            Director/Secretary

                                   SCHEDULE 9

                                   Timetables

In this Schedule 9:

B      =   Bank
D-[x]  =   x Business Days before the relevant Utilisation Date
UR     =   Utilisation Request

                                                   Advance Facility

Clause       Event                                                    Time
------       -----                                                    ----
                                          Sterling               Forward Sterling            Optional Currency

                                    Terms of    Terms         Terms of    Terms other    Terms of     Terms
                                    1, 2,       other than    1, 2,       than           1, 2, 3 or 6 other than
                                    3 or 6      1, 2, 3 or 6  3 or 6      1, 2, 3 or 6   months       1, 2, 3 or 6
                                    months      months        months      months                      months

5.1  Agent receives UR              D-3         D-3           D-3         D-3            D-3          D-3
                                    4.30 p      10.30         4.30 pm     10.30 am       4.30 pm      10.30 am
                                    m           am

5.7  Agent receives objection by                D-3                                                   D-3
     B to selection of a Term                   3.30 pm                   D-3                         3.30 pm
     other than 1,2,3 or 6                                                3.30 pm
     months (if applicable)

5.9  Agent notifies Borrower                    D-2                       D-2                         D-2
     and Bs of the new Term (if                 9.00 am                   9.00 am                     9.00 am
     applicable)

                                     Bill Facility

Clause                                   Event                                       Time
------                                   -----                                       ----

 6.1     Agent receives UR                                                               D-3
                                                                                       3.00 pm

6.4(a)   Agent notifies Bs of details of UR and Bills to be accepted by each B           D-3
                                                                                       5.00 pm

6.5(a)   If applicable, Bs to notify Agent of election to make a Facility D Advance      D-2
                                                                                       9.00 am

6.4(b)   If applicable, Bs to notify Agent that Agent will not be required to discount   D-1
         Bills                                                                         4.00 pm

6.6(b)   Agent notifies Bs and the relevant Borrower of EBDR                              D
         and 6.10                                                                     12.00 noon

 6.7     Banks to lodge Bills in accordance with Agent's instructions if not              D
         discounting their own Bills                                                  11.00 am

         Bs to endorse and accept Bills and lodge with CMO                                D
                                                                                       1.00 pm

 6.8     Agent to elect whether or not to purchase Bills                                  D
                                                                                      10.45am

                                  SCHEDULE 10

                       Form Of Confidentiality Undertaking

To:  [Existing Bank]
     The National Grid Group plc
     The National Grid Company plc

Dear Sirs,

We  refer  to  the  Credit   Agreement   dated   [       ],   1999  relating  to
US$850,000,000 Term Loan, US$550,000,000 Multi-Currency Revolving Credit, US$1,350,000,000 364 Revolving Credit and (pound)250,000,000 (NGC) Multi-Currency Revolving Credit Facilities (the "Credit Agreement") between, among others, The National Grid Group plc, The National Grid Company plc and HSBC Investment Bank plc as Agent.

This is a confidentiality undertaking referred to in Clause 30 (Disclosure of Information) of the Credit Agreement. Terms defined in the Credit Agreement have the same meaning in this undertaking.

We are considering entering into contractual relations with [insert name of existing Bank] (the "Bank") and understand that it is a condition of our receiving information about the Group and the NEES Group and its related companies and any Finance Document and/or any information under or in connection with any Finance Document (the "Information") that we execute this undertaking.

We undertake to treat as confidential any Information and to use the Information solely for the purposes of determining whether or not to enter into contractual relations and to keep any Information under secured and controlled conditions. We will not disclose any of the Information to any third party (other than our directors, officers, employees or outside advisors, in each case who need to know the Information for such purposes and who shall be advised of and agree to those confidentiality obligations) without the prior written consent of The National Grid Group plc.

The foregoing undertakings do not apply to any Information that is publicly available when provided or that thereafter becomes publicly available other than through a breach by us (or by any person to whom disclosure of Information is made as permitted under this undertaking) of the above undertakings, or that is required to be disclosed by us by judicial or administrative process in connection with any action, suit, proceedings or claim or in order to comply with a request from any fiscal, monetary or other authority with which we are accustomed to comply or otherwise by applicable law (provided that if we are required to disclose any of the Information we will give you such prior notice of that disclosure as is reasonably practicable). Information shall be deemed "publicly available" if it becomes a matter of public knowledge or is contained in materials available to the public or is obtained by us from any source other than the Bank or from you (or its or your directors, officers, employees or outside advisors), provided that such source has not entered into a confidentiality agreement with respect to the Information.

Yours faithfully,

                                  SCHEDULE 11

                         APPROVED INVESTMENT GUIDELINES


Permitted Investment Instruments

Money market deposits
Certificates of deposit
Sterling commercial paper
Gilt edged securities
Euro commercial paper


Maturities

Less than one year, except in the case of commercial paper, which is restricted to periods of up to 3 months.


Credit Quality Criteria

In the case of commercial paper, at least A1/P1 short term credit rating from Standard & Poor's / Moody's; and

In all other cases, at least AA-/Aa3 long term credit rating from Standard & Poor's / Moody's.

                                  SIGNATORIES


NGG

THE NATIONAL GRID GROUP plc
as Guarantor and Borrower

By:  STEPHEN BOX


NG Company

THE NATIONAL GRID COMPANY plc
as Borrower

By:  STEPHEN BOX

The Arrangers

ABN AMRO BANK N.V.
as Arranger

By:  RICHARD HILL                      JUDITH SPENSLEY


BARCLAYS CAPITAL
as Arranger

By:  MICHAEL JOYNER


CHASE MANHATTAN PLC
as Arranger

By:  NEVILLE CROW


DEUTSCHE BANK AG LONDON
as Arranger

By:  BRIAN STEVENSON                   MICHAEL STARMER-SMITH


DRESDNER KLEINWORT BENSON
as Arranger

By:  CHARLES MORGAN                    MICHAEL LEE


HSBC INVESTMENT BANK plc
as Arranger

By:  EDWARD FLANDERS


Banks

ABN AMRO BANK N.V.
as a Bank

By:  RICHARD HILL                      JUDITH SPENSLEY


BARCLAYS BANK PLC
as a Bank

By:  MICHAEL JOYNER


THE CHASE MANHATTAN BANK
as a Bank

By:  BRUCE BETTENCOURT


DEUTSCHE BANK AG LONDON
as a Bank

By:  BRIAN STEVENSON                   MICHAEL STARMER-SMITH



DEUTSCHE MORGAN GRENFELL (C.I.) LIMITED
as a Bank

By:  MICHAEL STARMER-SMITH


DRESDNER BANK AG LONDON BRANCH
as a Bank

By:  CHARLES MORGAN                    MICHAEL LEE

MIDLAND BANK PLC
as a Bank


By:  PAUL TWEEDALE


HSBC INVESTMENT BANK PLC
as Agent


By:  JOHN HAIRE

                                    CONTENTS

Clause                                                                      Page

1.   INTERPRETATION............................................................1
2.   THE FACILITIES...........................................................26
3.   PURPOSE..................................................................30
4.   CONDITIONS PRECEDENT.....................................................31
5.   AVAILABILITY OF ADVANCEs.................................................32
6.   AVAILABILITY OF THE BILL FACILITY........................................36
7.   BILLS....................................................................39
8.   REPAYMENT................................................................40
9.   PREPAYMENT AND CANCELLATION..............................................41
10.  INTEREST.................................................................47
11.  OPTIONAL CURRENCIES......................................................50
12.  PAYMENTS.................................................................51
13.  TAXES....................................................................53
14.  MARKET DISRUPTION........................................................57
15.  INCREASED COSTS..........................................................59
16.  MITIGATION...............................................................60
17.  ILLEGALITY...............................................................60
18.  GUARANTEE................................................................61
19.  REPRESENTATIONS AND WARRANTIES...........................................64
20.  COVENANTS................................................................70
21.  DEFAULT..................................................................81
22.  THE AGENT AND THE ARRANGERs..............................................86
23.  FEES.....................................................................91
24.  EXPENSES.................................................................93
25.  STAMP DUTIES.............................................................93
26.  INDEMNITIES..............................................................93
27.  CALCULATIONS AND EVIDENCE OF DEBT........................................94
28.  AMENDMENTS AND WAIVERS...................................................95
29.  CHANGES TO THE PARTIES...................................................96
30.  DISCLOSURE OF INFORMATION...............................................101
31.  SET-OFF.................................................................101
32.  REDISTRIBUTIONS.........................................................101
33.  SEVERABILITY............................................................102
34.  COUNTERPARTS............................................................103
35.  NOTICES.................................................................103
36.  GOVERNING LAW AND JURISDICTION..........................................103

Schedules                                                                   Page

1    The Banks Parts I, II, III and IV.......................................105
2    Conditions Precedent Documents Parts I, II, III and IV..................107
3    Calculation of the Mandatory Cost.......................................112
4    Form of Utilisation Request/Interest Period Selection Notice............114
5    Form of Bill............................................................116
6    Transfer Certificate....................................................117
7    Borrower Accession Agreement............................................119
8    Guarantor Accession Agreement...........................................121
9    Timetables..............................................................123
10   Form Of Confidentiality Undertaking.....................................125
11   Approved Investment Guidelines..........................................126

Signatories..................................................................127

                                       -ii-
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                                                                  CONFORMED COPY

                             DATED 5th March , 1999


                           THE NATIONAL GRID GROUP plc
                            as Guarantor and Borrower

                          THE NATIONAL GRID COMPANY plc
                                   as Borrower

                               ABN AMRO BANK N.V.
                                BARCLAYS CAPITAL
                               CHASE MANHATTAN PLC
                             DEUTSCHE BANK AG LONDON
                            DRESDNER KLEINWORT BENSON
                            HSBC INVESTMENT BANK plc

                                  as Arrangers

                            HSBC INVESTMENT BANK plc
                                    as Agent


                                       and

                    CERTAIN BANKS AND FINANCIAL INSTITUTIONS
                                    as Banks

    ------------------------------------------------------------------------


      FACILITY A: US$850,000,000 TERM LOAN
      FACILITY B: US$550,000,000 MULTI-CURRENCY REVOLVING CREDIT
      FACILITY C: US$1,350,000,000 364 DAY REVOLVING CREDIT
      FACILITY D: (pound)250,000,000 (NGC) MULTI-CURRENCY REVOLVING CREDIT


    ------------------------------------------------------------------------


                                  ALLEN & OVERY
                                     London